Q1 2014

Columbia Acorn Family of Funds

Class A, B, C, I, R, R4, R5, Y and Z Shares

Managed by Columbia Wanger Asset Management, LLC

First Quarter Report

March 31, 2014

■  Columbia
Acorn® Fund

■  Columbia
Acorn International®

■  Columbia
Acorn USA®

■  Columbia
Acorn International SelectSM

■  Columbia
Acorn SelectSM

■  Columbia
Thermostat FundSM

■  Columbia
Acorn Emerging Markets FundSM

■  Columbia
Acorn European FundSM

Not FDIC insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds

Save the date! You are invited to the 2014 Columbia Acorn Funds Shareholder Information Meeting.

Meeting Location

Offices of Drinker Biddle & Reath LLP
191 North Wacker Drive, Suite 3700
Chicago, Illinois

Meeting Date & Time

Wednesday, September 24, 2014
12:00 p.m. CST
A buffet lunch will be served beginning at 11:30 a.m.

If you plan to attend, please RSVP by September 19 by calling (800) 922-6769. You may also RSVP online at columbiamanagement.com starting in August.

Webcast Replay Available in October

For our many shareholders who are not able to attend the meeting, we will provide a webcast replay of the event that can be accessed from our website, columbiamanagement.com, throughout the month of October.

If you have any questions about this event or any of your investments in our Columbia Acorn Funds, please call (800) 922-6769 to speak to a Columbia Acorn Funds' shareholder representative.

Net Asset Value Per Share as of 3/31/14

	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Class A	$35.75	$47.16	$34.35	$27.70	$25.47	$14.85	$13.24	$15.92
Class B	$32.17	$45.67	$30.81	$26.23	$22.67	$14.94	NA	NA
Class C	$31.56	$45.47	$30.46	$26.09	$22.32	$14.93	$13.17	$15.76
Class I	$37.37	$47.28	$36.24	$28.02	$26.72	NA	$13.29	$15.93
Class R	NA	$47.09	NA	NA	NA	NA	NA	NA
Class R4	$37.88	$47.54	$36.78	$28.18	$27.10	$14.75	$13.36	NA
Class R5	$37.89	$47.23	$36.77	$28.16	$27.11	$14.76	$13.35	$16.08
Class Y	$37.94	$47.57	$36.84	$28.16	$27.18	$14.75	$13.24	NA
Class Z	$37.31	$47.25	$36.13	$28.02	$26.63	$14.68	$13.27	$15.93

Columbia Acorn Family of Funds

Table of Contents

Share Class Performance	1
Fund Performance vs. Benchmarks	2
Descriptions of Indexes	3
Squirrel Chatter II: Jet Engines	4
Columbia Acorn® Fund
In a Nutshell	7
At a Glance	8
Major Portfolio Changes	23
Statement of Investments	25
Columbia Acorn International®
In a Nutshell	9
At a Glance	10
Major Portfolio Changes	37
Statement of Investments	40
Portfolio Diversification	49
Columbia Acorn USA®
In a Nutshell	11
At a Glance	12
Major Portfolio Changes	50
Statement of Investments	51
Columbia Acorn International SelectSM
In a Nutshell	13
At a Glance	14
Major Portfolio Changes	58
Statement of Investments	59
Portfolio Diversification	64
Columbia Acorn SelectSM
In a Nutshell	15
At a Glance	16
Major Portfolio Changes	65
Statement of Investments	66
Columbia Thermostat FundSM
In a Nutshell	17
At a Glance	18
Statement of Investments	71
Columbia Acorn Emerging Markets FundSM
In a Nutshell	19
At a Glance	20
Major Portfolio Changes	73
Statement of Investments	75
Portfolio Diversification	80
Columbia Acorn European FundSM
In a Nutshell	21
At a Glance	22
Major Portfolio Changes	81
Statement of Investments	83
Portfolio Diversification	87
Columbia Acorn Family of FundsSM
Expense Information	90

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust.

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Funds. This is particularly so because the Funds focus on small- and mid-cap companies that usually have lower trading volumes and often take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate a Fund's exposure to volatile markets. A Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If a Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As a Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 3/31/14

	Class A		Class B		Class C		Class I	Class R	Class R4	Class R5	Class Y	Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn® Fund
Year to date*	-0.08%	-5.82%	-0.25%	-5.24%	-0.25%	-1.25%	0.00%	NA	0.00%	0.00%	0.03%	-0.03%
1 year	18.80%	11.96%	18.03%	13.03%	17.96%	16.96%	19.25%	NA	19.17%	19.24%	19.29%	19.17%
5 years	22.98%	21.53%	22.25%	22.07%	22.05%	22.05%	23.39%	NA	23.32%	23.34%	23.36%	23.33%
10 years	9.34%	8.69%	8.65%	8.65%	8.50%	8.50%	9.69%	NA	9.66%	9.67%	9.68%	9.66%
Columbia Acorn International®
Year to date*	1.14%	-4.67%	0.95%	-4.05%	0.95%	-0.05%	1.22%	1.05%	1.17%	1.22%	1.23%	1.22%
1 year	15.35%	8.72%	14.47%	9.47%	14.46%	13.46%	15.76%	14.89%	15.61%	15.74%	15.78%	15.70%
5 years	20.97%	19.54%	20.14%	19.95%	20.04%	20.04%	21.43%	20.59%	21.35%	21.38%	21.39%	21.37%
10 years	11.30%	10.65%	10.56%	10.56%	10.45%	10.45%	11.71%	10.98%	11.67%	11.68%	11.69%	11.68%
Columbia Acorn USA®
Year to date*	0.59%	-5.19%	0.36%	-4.64%	0.43%	-0.57%	0.69%	NA	0.63%	0.66%	0.68%	0.64%
1 year	20.59%	13.66%	19.56%	14.56%	19.82%	18.82%	21.15%	NA	20.98%	20.99%	21.06%	20.92%
5 years	23.47%	22.01%	22.63%	22.46%	22.55%	22.55%	23.90%	NA	23.82%	23.83%	23.85%	23.81%
10 years	8.50%	7.86%	7.77%	7.77%	7.68%	7.68%	8.85%	NA	8.82%	8.82%	8.83%	8.81%
Columbia Acorn International SelectSM
Year to date*	2.94%	-2.98%	2.74%	-2.26%	2.76%	1.76%	3.05%	NA	3.00%	3.00%	3.04%	3.01%
1 year	14.26%	7.69%	13.44%	8.44%	13.38%	12.38%	14.68%	NA	14.55%	14.62%	14.69%	14.62%
5 years	18.31%	16.93%	17.55%	17.34%	17.39%	17.39%	18.77%	NA	18.70%	18.71%	18.73%	18.71%
10 years	10.12%	9.48%	9.42%	9.42%	9.26%	9.26%	10.51%	NA	10.48%	10.48%	10.49%	10.48%
Columbia Acorn SelectSM
Year to date*	-0.39%	-6.12%	-0.61%	-5.58%	-0.62%	-1.62%	-0.34%	NA	-0.37%	-0.33%	-0.33%	-0.34%
1 year	20.56%	13.62%	19.54%	15.03%	19.62%	18.72%	20.97%	NA	20.81%	20.94%	21.00%	20.86%
5 years	22.12%	20.69%	21.31%	21.13%	21.17%	21.17%	22.56%	NA	22.45%	22.48%	22.49%	22.47%
10 years	7.99%	7.35%	7.27%	7.27%	7.14%	7.14%	8.35%	NA	8.30%	8.31%	8.32%	8.30%
Columbia Thermostat FundSM
Year to date*	1.85%	-4.01%	1.77%	-3.23%	1.70%	0.70%	NA	NA	2.01%	2.00%	2.01%	1.94%
1 year	6.69%	0.54%	6.20%	1.21%	5.95%	4.95%	NA	NA	7.00%	7.09%	7.12%	7.03%
5 years	17.72%	16.35%	17.14%	16.92%	16.85%	16.85%	NA	NA	18.03%	18.04%	18.06%	18.02%
10 years	6.54%	5.91%	5.97%	5.97%	5.75%	5.75%	NA	NA	6.81%	6.81%	6.82%	6.80%
Columbia Acorn Emerging Markets FundSM
Year to date*	-0.97%	-6.69%	NA	NA	-1.13%	-2.11%	-0.89%	NA	-0.96%	-0.96%	-0.90%	-0.97%
1 year	7.00%	0.84%	NA	NA	6.21%	5.21%	7.33%	NA	7.34%	7.28%	7.42%	7.20%
Life of Fund	11.85%	9.35%	NA	NA	11.09%	11.09%	12.32%	NA	12.25%	12.25%	12.26%	12.17%
Columbia Acorn European FundSM
Year to date*	1.53%	-4.33%	NA	NA	1.42%	0.42%	1.66%	NA	NA	1.64%	NA	1.59%
1 year	30.26%	22.75%	NA	NA	29.32%	28.32%	30.72%	NA	NA	30.66%	NA	30.57%
Life of Fund	20.16%	17.48%	NA	NA	19.31%	19.31%	20.53%	NA	NA	20.49%	NA	20.47%

Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B shares are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C shares are shown with and without the maximum CDSC of 1.00% for the first year after purchase. The Funds' other classes are not subject to sales charges and have limited eligibility. Please see the Funds' prospectuses for details. Performance for different share classes will vary based on differences in sales charges and certain fees associated with each class.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower. Please see Page 90 of this report for information on contractual fee waiver and expense reimbursement agreements in place for Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund and voluntary fee waiver and expense reimbursement arrangements in place for Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn Select as of March 31, 2014.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.922.6769.

The returns shown include the returns of each Fund's Class Z shares, each Fund's oldest share class, in cases where the inception date of the Fund is earlier than the inception date of the particular share class or where a period shown dates to before the inception date of the share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Continued on Page 2.

Fund Performance vs. Benchmarks Class Z Average Annual Total Returns through 3/31/14

Class Z Shares	1st quarter*	1 year	5 years	10 years	Life of Fund
Columbia Acorn® Fund (ACRNX) (6/10/70)	-0.03%	19.17%	23.33%	9.66%	14.84%
Russell 2500 Index	2.30%	24.01%	25.33%	9.43%	NA
S&P 500® Index**	1.81%	21.86%	21.16%	7.42%	11.00%
Russell 2000 Index	1.12%	24.90%	24.31%	8.53%	NA
Lipper Mid-Cap Growth Funds Index	1.37%	23.98%	22.73%	9.22%	NA
Columbia Acorn International® (ACINX) (9/23/92)	1.22%	15.70%	21.37%	11.68%	11.57%
S&P Global Ex-U.S. Between $500M and $5B® Index	2.20%	13.00%	19.73%	9.77%	8.81%
S&P Global Ex-U.S. SmallCap® Index	3.25%	17.49%	21.19%	9.73%	8.36%
MSCI EAFE Index (Net)	0.66%	17.56%	16.02%	6.53%	6.47%
Lipper International Small/Mid Growth Funds Index	2.22%	21.51%	23.38%	10.62%	NA
Columbia Acorn USA® (AUSAX) (9/4/96)	0.64%	20.92%	23.81%	8.81%	11.12%
Russell 2000 Index	1.12%	24.90%	24.31%	8.53%	8.85%
Lipper Small-Cap Growth Funds Index	-0.47%	25.59%	23.65%	7.84%	7.40%
Columbia Acorn Int'l SelectSM (ACFFX) (11/23/98)	3.01%	14.62%	18.71%	10.48%	9.96%
S&P Developed Ex-U.S. Between $2B and $10B® Index	2.25%	18.05%	18.44%	8.24%	8.10%
MSCI EAFE Index (Net)	0.66%	17.56%	16.02%	6.53%	4.75%
Lipper International Small/Mid Growth Funds Index	2.22%	21.51%	23.38%	10.62%	11.13%
Columbia Acorn SelectSM (ACTWX) (11/23/98)	-0.34%	20.86%	22.47%	8.30%	10.61%
S&P MidCap 400® Index	3.04%	21.24%	24.86%	10.14%	10.70%
S&P 500® Index**	1.81%	21.86%	21.16%	7.42%	5.08%
Lipper Mid-Cap Core Funds Index	2.86%	23.62%	23.11%	8.98%	9.28%
Columbia Thermostat FundSM (COTZX) (9/25/02)	1.94%	7.03%	18.02%	6.80%	8.20%
S&P 500® Index	1.81%	21.86%	21.16%	7.42%	9.65%
Barclays U.S. Aggregate Bond Index	1.84%	-0.10%	4.80%	4.46%	4.63%
Lipper Flexible Portfolio Funds Index	1.95%	12.30%	15.11%	6.59%	8.36%
50/50 Blended Benchmark	1.88%	10.51%	13.01%	6.23%	7.42%
Columbia Acorn Emerging Markets FundSM (CEFZX) (8/19/11)	-0.97%	7.20%	—	—	12.17%
S&P Emerging Markets Between $500M and $5B® Index	0.71%	-0.54%	—	—	3.81%
MSCI Emerging Markets Small Cap Index (Net)	3.54%	0.40%	—	—	2.46%
Lipper Emerging Markets Index	-0.43%	-1.16%	—	—	3.71%
Columbia Acorn European FundSM (CAEZX) (8/19/11)	1.59%	30.57%	—	—	20.47%
S&P Europe Between $500M and $5B® Index	6.18%	38.89%	—	—	23.39%
Euromoney Smaller European Companies (inc UK) Index	7.54%	42.82%	—	—	22.24%
Lipper European Region Index	1.92%	28.27%	—	—	19.72%

The inception dates for Class A, B and C shares (if offered) are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 10/16/00; Columbia Thermostat Fund, 3/3/03; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception dates for Class I shares are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 9/27/10; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception date for Class R shares for Columbia Acorn International is 8/2/11. The inception date for Class R4, R5 and Y shares (if offered) is as follows: Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 11/8/12, except that Class Y shares of Columbia Acorn Emerging Markets Fund commenced operations on 6/13/13. The inception date for Class R5 shares of Columbia Acorn International is 8/2/11. The inception date for Class R4 and Y shares of Columbia Acorn International is 11/8/12. The inception date for Class Z shares is as follows: Columbia Acorn Fund, 6/10/70; Columbia Acorn International, 9/23/92; Columbia Acorn USA, 9/4/96; Columbia Acorn International Select and Columbia Acorn Select, 11/23/98; Columbia Thermostat Fund, 9/25/02; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11.

*Not annualized

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500® Index is presented to show performance against a widely recognized market index over the life of the Fund.

Please see Page 3 for a description of the indexes listed above.

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500® Index and the Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Euromoney Smaller European Companies (inc UK) Index is an index of smaller companies in Europe including the UK market. The Euromoney Smaller European Companies Index covers companies of small- and mid-cap market capitalization in Europe's developed markets. The index is rebalanced on a quarterly basis.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Mid-Cap Core Funds Index, 30 largest mid-cap core funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index (Net), a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance. The MSCI Emerging Markets Small Cap Index currently consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  S&P MidCap 400® Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B® Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B® Index represents the institutionally investable capital of emerging market countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 20 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B® Index represents the institutionally investable capital of European countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 17 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap® Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B® Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Squirrel Chatter II: Jet Engines

Initial Development

When considering innovations that have changed the world, the jet engine and its impact on flight has to be one of them. But getting the jet engine off the ground took ingenuity and persistence.

In 1923, 16-year-old Frank Whittle began training as an aircraft repairman for the British Royal Air Force (RAF) at Cranwell. The son of a mechanic, Whittle started working with machine tools at a young age. He was also a voracious reader, immersing himself in the sciences. Three years later, Whittle applied for RAF pilot training. He placed sixth out of 600 applicants for RAF College, and was singled out as a potential mathematical genius.

While at RAF College, Whittle wrote his thesis titled "Future Developments in Aircraft Design." In it, he noted that if airplanes were to fly very fast and very far, they would need to fly at high altitudes, where air was thinner and wind resistance would be reduced. However, it seemed unlikely that piston engines could create enough power at those high altitudes.

Fifteen months after writing his thesis, while a pilot at Central Flying School in Wittering, England, Whittle realized that a specialized gas turbine encased in a nacelle, or housing, could create sufficient jet propulsion for an airplane to fly 500 mph at 40,000 feet.1 In theory, Whittle's jet engine was simple: a centrifugal compressor would blow air into a combustion chamber where fuel would be ignited and power a turbine that would spin a shaft rotating the compressor. Hot air from the combustion chamber blowing out the back of the engine would push an airplane forward. As the airplane gained speed, more air would enter the engine, increasing its power.

In 1929, at age 22, Whittle presented his idea to Britain's Air Ministry, where he was rebuffed. The Air Ministry had received a report in 1920 written by Dr. W.J. Stern that definitively dismissed internal combustion turbines for powering aircraft. Stern based his conclusion on industrial turbines of that time; he assumed a cast iron combustion chamber,2 a 54 cubic foot, 2,000 pound low efficiency compressor,3 and heavy gears to drive a propeller.4 Stern had not allowed for subsequent and likely improvements in technology and materials.

In practice, Whittle's idea did pose challenges. His compressor was to be an eighth the size, weigh a tenth as much, and push three times the airflow of the compressor assumed by Stern. It would need to provide 4x compression and nearly 80% efficiency5 at a time when the best aircraft super charger compressors provided 1.92x compression and 62% efficiency.6 In addition, the combustion chamber would release 24 times more heat per unit volume than had ever been achieved.7 Whittle later got a letter from the Air Ministry saying that no existing materials could withstand the high temperature and forces in a gas turbine of such high efficiency.8

Whittle believed that materials would improve significantly and he thought the Air Ministry should have kept his idea for future use. He decided to pursue commercial development, and notified the Air Ministry that he would pursue a patent. The Ministry did not express interest, had no concern for secrecy, and allowed the filing. A patent was granted in April 1931 and details of the invention were published for the world to see.

Whittle finally found some financing in early 1936, an initial investment of 2,000 British pounds. He and his partners formed Power Jets Limited as a research and development shop that would outsource fabrication. The RAF allowed Whittle to stay enlisted as long as he devoted a maximum of six hours a week to Power Jets. Power Jets' three employees began experimenting with a combustion chamber in October 1936, and proved that sufficient heat could be generated in a small space. Whittle also found a suitable aluminum alloy for the compressor. Creating the turbine was much more problematic, as turbine blades were exposed to high temperatures and centrifugal forces. Fortunately, British industry had developed Stayblade, a steel alloy containing chromium and nickel, for aircraft exhaust valves and Whittle utilized it in his turbine.9

In April 1937, Whittle became the first person to get a jet engine running.10 However, numerous technical problems occurred during continued bench testing. The engine was not yet ready to fly. Better high temperature metals were needed for durability. The engine also had severe speed fluctuations and vibration due to a faulty fuel system. Whittle experimented with over 30 versions of fuel vaporizers and solved the combustion problems in July 1940. Power Jets' second generation jet engine provided 1,600 pounds of thrust, up from 1,240 pounds provided by the first generation.

Power Jets had grown to 25 employees by early 1940. The company remained on a shoestring budget, having raised just 23,000 British pounds from investors, and relied heavily on Air Ministry contracts for funding.11 With Britain now at war and the company subject to the Secrets Act, it could disclose little to potential investors. Under terms of its contracts with the Air Ministry, the Crown had free use of Power Jets' patents, and Power Jets was required to disclose all technical details to two large British industrial companies, Rover and British Thomson-Houston, which were to produce the engines.

An experimental plane was created for the jet engine; short flights were achieved during April 1941 taxiing trials. In May 1941, serious flight testing began with a new engine that logged 10 hours of flying time in 17 flights. A top speed of 370 mph was achieved in level flight at 25,000 feet, exceeding the speed of the acclaimed Spitfire fighter.12 In 1942, the plane hit 430 mph.13

Conventional aircraft piston engine makers Rolls Royce and de Havilland then began working on jet engines in earnest, and Power Jets was required to cooperate fully, providing any needed information. Rolls Royce acquired Rover's jet operations and ramped up testing and development. In 1941, the British government also agreed to ship a Whittle engine and grant manufacturing rights to the United States, for war purposes only. General Electric was chosen by the U.S. government to receive the engine and manufacture versions of it. After World War II, the British government allowed manufacturing for commercial purposes for a one-time license fee of $800,000.14

In August 1939, an experimental German Heinkel plane was the first anywhere to fly with a jet engine. But the plane and the engine were inadequate and were not further developed. By 1941, Germany had at least six teams and 2,000 engineers working on jet engines, and they were about to test two fighters.15 In 1944, jet-powered Messerschmitt Me 262s did attack Allied bombers, and in one case shot down 32 Flying Fortresses. However, the 262's engines were unreliable, lasted for only 25 hours of flight time, and 200 pilots were killed in training on the airplane.16

Britain's first production jet fighter, the Meteor, was powered by a Rolls Royce version of the Whittle engine and was delivered on D-Day, June 6, 1944.17 Shortly thereafter, there were six Meteors in defense operations against Germany's V.1 flying bomb. The Meteor was the only Allied jet in operation in World War II.

Power Jets improved its engine via design modifications and utilization of new alloys. In four years, thrust tripled while weight rose just 70%.18 Power Jets finally got permission to manufacture jet engines in quantity, but its productivity was poor. Meanwhile, Rolls Royce and de Havilland ramped up production of jet engines. Power Jets was nationalized in January 1944 under duress. Whittle resigned from the company in January 1946, and most of the company's design team resigned within a few weeks of Whittle's departure.19

Whittle's obsession with developing a jet engine and the long hours he spent doing so resulted in him being hospitalized several times for exhaustion. After appearing on long lecture tours and receiving several awards, Whittle retired from the RAF and received a knighthood in 1948.20 He subsequently invented a turbine drill for the oil industry and spent a few years teaching at the United States Naval Academy. He died in 1996 at age 89.

Dramatic Improvements

In the years since Whittle's genius brought jet engines to the world, they have been greatly improved. Perhaps the biggest single innovation has been the invention of the turbofan engine. This type of engine has a big fan forward of the compressor, and much of the air blown by the fan is directed around the compressor and turbine and expelled at the back end of the engine along with the engine exhaust. Whittle believed such an engine could halve fuel consumption and would be ideal for long-range bombers, but Power Jets' turbofan project was cancelled when Japan was defeated in World War II.21

Turbofans indeed provide much better fuel economy, as well as greater thrust. By having more air propelled by the fan and bypassing the turbine, there is a greater mass of slower, quieter air propelling an aircraft. Energy expended by the turbine to power the fan also quiets the turbine discharge. Once the ratio of air bypassing the turbine, versus going into the turbine (bypass ratio), exceeds approximately 5x, jet engines are significantly quieter.22

Wide-body aircraft can accommodate engines with huge fans and very high bypass ratios. Three large jet engine makers offer turbofans providing around 100,000 pounds of thrust for the Boeing 777, a large two engine wide-body airplane put in service in 1995.23 The engine fans initially ranged from 96- to 123-inch diameters.24

The latest generation of turbofan engines have bypass ratios of 11x and pressure ratios of 36x to 50x, operating at 90% efficiency.25 Engines with bypass ratios of 15x and pressure ratios of 70x are on the drawing board.26 These vast improvements are enabled by advances in computer technology, which optimizes engine design, and materials technology, which provides lightweight and/or heat resistant composites and metals.

One author wrote in 1994, "...in the past 30 years, big passenger and cargo aircraft have multiplied in carrying capacity by three... and in safety by roughly 30, while at the same time cutting out between 98% and 99% of the noise."27 Impressive progress has clearly continued since then. Jet engines have made air travel faster, cheaper and more reliable. Miles flown by domestic air passengers increased nearly 20-fold since the dawn of the jet age in 1960. Worldwide, passengers flew over one trillion miles and airfreight ton-miles exceeded 60 billion in 2013.28

Airplane and jet engine manufacturing is a large company business, far beyond the size of stocks we purchase for the Columbia Acorn Funds, but we have owned parts manufacturers and other stocks that benefit from faster, cheaper and more reliable transportation. As of the end of the first quarter of 2014, various Columbia Acorn Funds owned shares in HEICO, which produces replacement parts for engines and aircraft, and shares of MTU Aero Engines, a manufacturer and servicer of aircraft engine components.29

Charles P. McQuaid

President and Chief Investment Officer*
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Columbia Acorn Trust Board of Trustees, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Golley, John, Jet (Fulham, England, DATUM Publishing Limited, 2010), p. 35.

2  Ibid., p. 257.

3  Gunston, Bill, The Development of Jet and Turbine Aero Engines (Somerset, England, Haynes Publishing, 2002), p. 123.

4  Golley, John, op. cit., p. 257.

5  Gunston, Bill, op. cit., p. 17.

6  Golley, John, op. cit., p. 54.

7  Gunston, Bill, op. cit., p. 123.

8  Golley, John, op. cit., p. 36.

9  Ibid., p. 81.

10  Ibid., p. 86, 112.

11  Ibid., p.125, 135.

12  Ibid., p.170.

13  Ibid., p.187.

14  Ibid., p.181.

15  Ibid., p. 176.

16  Ibid., p. 221.

17  Ibid., p. 220.

18  Ibid., p. 230.

19  Ibid., p. 229.

20  Ibid., p. 231, 234.

21  Gunston, Bill, op. cit., p. 182.

22  Ibid., p. 58.

23  Ibid., p. 221.

24  Ibid., p. 222.

25  Ibid., p. 17, 249.

26  Norris, Guy, "Future Fans: Rolls-Royce highlights composites, gears and architecture changes in new engine road map," Aviation Week & Space Technology, March 3, 2014, p. 20.

27  Gunston, Bill, op. cit., p. 6.

28  Research and Innovative Technology Administration (RITA), Bureau of Transportation Statistics website: www.rita.dot.gov/bts/sites/rita.dot.gov.bts/files/publications/national_
transportation_statistics/html/table_01_40.html. Airfreight data also found on the RITA website: www.transtats.bts.gov/freight.asp.

29  As of March 31, 2014, HEICO was held in Columbia Acorn Fund (0.8% of net assets) and Columbia Acorn USA (1.9%). MTU Aero Engines was held in Columbia Acorn Fund (0.1%), Columbia Acorn International (0.3%) and Columbia Acorn European Fund (1.0%).

*  As announced on November 1, 2013, Charles McQuaid stepped down from his role as President and Chief Investment Officer of Columbia Wanger Asset Management, LLC, on March 31, 2014.

Columbia Acorn® Fund

In a Nutshell

Charles P. McQuaid Lead Portfolio Manager	Robert A. Mohn Co-Portfolio Manager

David L. Frank
Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn Fund Class Z shares were down slightly in the first quarter of 2014, falling 0.03%. This compares to a 2.30% gain for the Fund's primary benchmark, the Russell 2500 Index. Fund relative performance was dampened by below-benchmark returns from Fund consumer discretionary and information technology stocks.

Health care stocks led performance in the quarter. Ultra-orphan drug developer Ultragenyx, which the Fund purchased in a private offering in 2012, went public in an IPO this January. Investing early paid off for the Fund to the tune of a 253% gain for the quarter. Another orphan drug specialist, Synageva Biopharma, gained 29% in the quarter on encouraging results released from a study of its drug treating early onset LAL deficiency, a disease lethal to infants. Seattle Genetics, a developer of antibody-based therapies to fight cancer, gained 14% on excitement over the potential for its drug Adcetris to treat a broad range of lymphomas.

Other top performers included Acuity Brands, a provider of commercial lighting fixtures, which doubled its sales of LED-related fixtures and returned 21% for the quarter. H & E Equipment Services leases heavy construction equipment and gained 37% in the quarter on stronger rental rates and increased sales of used equipment.

Detractors in the consumer discretionary sector included retailers GNC Holdings and Pier 1 Imports. GNC, a retailer of health and wellness products, announced anticipated flat same-store sales for the first quarter, sending its stock down 24%. Down 18%, home furnishing retailer Pier 1 declined on reports of weak fourth quarter same-store sales.

Two internet-related consumer stocks also hurt performance during the first quarter. Groupon is in the process of transforming its business model away from that of a deal-of-the-day email blaster to that of an online global marketplace for both services and goods. The required marketing expenditures to effect this transition spooked investors, sending its stock down 33% for the quarter. Internet photo-centric retailer Shutterfly declined 16% in the first quarter, as its profit margin slightly disappointed some investors.

Laggards in the information technology sector included Bally Technologies, a slot machine manufacturer and gaming software developer. Bally was negatively impacted by weakness in the U.S. regional gaming industry and fell 15% over the past three months. iGate, an India-based provider of IT and business process outsourcing services, was a big winner for the Fund last year but pulled back in the first quarter, falling 21%.

Columbia Acorn Fund's foreign stocks as a group were up 0.38% for the quarter and accounted for 7% of Fund assets at quarter end. We believe the protracted underperformance of foreign stocks may be reversing and the Fund's domestic holdings with foreign exposure may also benefit from an uptick in perceptions of global growth prospects.

Federal Reserve easing drove a rush of liquidity into the stock market last year, which helped to boost the price of more speculative stocks, such as turnaround plays and aggressively priced momentum stocks. For the majority of the first quarter, these types of stocks continued to excel, but they began to wobble near the end of the quarter. We believe that any changes toward reducing quantitative easing should benefit the more sensibly priced growth stocks in which Columbia Acorn Fund invests.

As announced on November 1, 2013, after 35 years with the Acorn Fund, Charles McQuaid stepped down as lead portfolio manager of the Fund at the end of the first quarter. Effective April 1, 2014, Robert Mohn assumed the role of lead portfolio manager and, effective January 1, 2014, David Frank was named co-portfolio manager of the Fund. Chuck will continue to support the Fund as a valuable member of our analyst team.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/14

Seattle Genetics	1.1%
Bally Technologies	1.0
Synageva Biopharma	0.9
Acuity Brands	0.9
iGate	0.6
GNC Holdings	0.5
Pier 1 Imports	0.5
H & E Equipment Services	0.4
Shutterfly	0.4
Groupon	0.4
Ultragenyx	0.4

Columbia Acorn® Fund

At a Glance

Total Net Assets of the Fund:
$20.7 billion

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn® Fund Class Z Shares

June 10, 1970 (Fund inception) through March 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception. Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500® Index is presented to show performance against a widely recognized market index over the life of the Fund.

Average Annual Total Returns for period ended March 31, 2014

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (6/10/70 inception)	-0.03%	19.17%	23.33%	9.66%	14.84%
Class A (10/16/00 inception)
without sales charge	-0.08	18.80	22.98	9.34	14.46
with sales charge	-5.82	11.96	21.53	8.69	14.31
Russell 2500 Index*	2.30	24.01	25.33	9.43	n/a

Results for other share classes can be found on Page 1.

*The Fund's primary benchmark. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 0.82% for Class Z shares and 1.10% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/14

Top 10 Holdings

as a percentage of net assets, as of 3/31/14

1.	Ametek Aerospace/Industrial Instruments	2.2%
2.	Donaldson Industrial Air Filtration	1.7%
3.	Mettler-Toledo International Laboratory Equipment	1.7%
4.	Amphenol Electronic Connectors	1.5%
5.	SBA Communications Communications Towers	1.5%
6.	tw telecom Fiber Optic Telephone/Data Services	1.4%
7.	Cepheid Molecular Diagnostics	1.4%
8.	SEI Investments Mutual Fund Administration & Investment Management	1.2%
9.	Nordson Dispensing Systems for Adhesives & Coatings	1.2%
10.	Informatica Enterprise Data Integration Software	1.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International®

In a Nutshell

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn International Class Z shares returned 1.22% in the first quarter of 2014, below the 2.20% return of its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B® Index. For comparison, the large-cap, developed market MSCI EAFE Index rose 0.66% during the same period.

Regionally, developed continental Europe generated the strongest returns within the benchmark. Southern European markets rallied, with Portugal and Italy rising over 20% within the benchmark and Greece and Spain returning north of 10%. These strong first quarter returns extended big gains in these same markets in 2013, reflecting the efficacy of soothing language emanating from European policy makers toward the region. With the exception of Spain, the Fund was underweight in these countries versus the benchmark and this, combined with tepid stock performance within these markets, explains most of the Fund's shortfall versus its benchmark in the quarter. Fund positions overall in Europe rose nearly 4%, while the benchmark posted an 8% gain in the region.

The Fund's Russian exposure was also a detractor in the quarter. Fund holdings in three Russian securities lost an average of 32%, as risk premiums rose following Russia's takeover of the Crimean Peninsula from the Ukraine. We exited the Fund's position in QIWI, an operator of an electronic payment network serving Russia and the Commonwealth of Independent States, and the Moscow Exchange, the operator of Russia's largest stock exchange. These businesses are at risk of being negatively impacted over the medium term by Western sanctions, among other risks. It is worth noting that these stocks were strong equity performers prior to these recent developments, with QIWI, for example, more than tripling last year.

Following a strong 2013 that was fueled by hopes for Abenomics, economic reforms introduced by Prime Minister Shinzo Abe, there was little news from Japanese corporations and Fund holdings in this market gained just 1% in the quarter. Elsewhere in Asia, markets were varied as they reversed their performance of 2013. Hong Kong and Chinese equities held by the Fund were off roughly 8%, while the arguably oversold markets of Southeast Asia and India rebounded strongly. Fund holdings in India and

Indonesia jumped 10% and 23%, respectively, in the quarter after falling 17% and 15% in 2013. Indonesian consumer names that struggled in 2013 all rose sharply from downtrodden levels with both Ace Hardware Indonesia and Matahari Department Stores rising 36%. Elsewhere, South Africa-based Coronation Fund Managers continued to rally, building on a strong 2013 with a 23% gain in the first quarter. This company was the Fund's largest position at the end of the period.

As North America exits an unexpectedly cold winter—among the coldest in decades—and tensions between Russia and the West flare up over Crimea, we are reminded how every situation is inherently fluid. As always, we will continue to scour the globe in search of those companies that we believe have good growth prospects even in uncertain circumstances.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. Please also see "A Comment on Trading Volumes" on the Table of Contents page of this report.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/14

Coronation Fund Managers	1.6%
Ace Hardware Indonesia	0.3
Matahari Department Store	0.2

Columbia Acorn International®

At a Glance

Total Net Assets of the Fund:
$8.4 billion

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International® Class Z Shares

September 23, 1992 (Fund inception) through March 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2014

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/23/92 inception)	1.22%	15.70%	21.37%	11.68%	11.57%
Class A (10/16/00 inception)
without sales charge	1.14	15.35	20.97	11.30	11.14
with sales charge	-4.67	8.72	19.54	10.65	10.84
S&P Global Ex-U.S. Between $500M and $5B® Index*	2.20	13.00	19.73	9.77	8.81

Results for other share classes can be found on Page 1.

*The Fund's primary benchmark. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 0.95% for Class Z shares and 1.31% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/14

Top 10 Holdings

as a percentage of net assets, as of 3/31/14

1.	Coronation Fund Managers (South Africa) South African Fund Manager	1.6%
2.	Neopost (France) Postage Meter Machines	1.3%
3.	Melco Crown Entertainment - ADR (Hong Kong) Macau Casino Operator	1.1%
4.	WuXi Pharma Tech - ADR (China) Largest Contract Research Organization Business in China	1.1%
5.	Aalberts Industries (Netherlands) Flow Control & Heat Treatment	1.0%
6.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	1.0%
7.	CCL Industries (Canada) Largest Global Label Converter	1.0%
8.	Jardine Lloyd Thompson Group (United Kingdom) International Business Insurance Broker	1.0%
9.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	0.9%
10.	Partners Group (Switzerland) Private Markets Asset Management	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn USA®

In a Nutshell

Robert A. Mohn Lead Portfolio Manager	William J. Doyle Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn USA Class Z shares gained 0.64% in the first quarter of 2014. This compares to a 1.12% gain for the Fund's primary benchmark, the Russell 2000 Index. Relative performance was dampened by below-benchmark returns from the Fund's information technology stocks.

Health care stocks led performance in the quarter. Orphan drug specialist Synageva Biopharma gained 29% on encouraging results released from a study of its drug treating early onset LAL deficiency, a disease lethal to infants. Seattle Genetics, a developer of antibody-based therapies to fight cancer, gained 14% on excitement over the potential for its drug Adcetris to treat a broad range of lymphomas. Cepheid, a leader in molecular diagnostics, gained 10% in the quarter on strong revenue growth. Biotech company InterMune saw its stock gain 124% in the quarter on news of positive Phase III data for its drug treating pulmonary fibrosis.

Other top performers included SVB Financial Group, a bank for venture-backed start-up companies, which rose 23% in the quarter. SVB received a profit boost from gains in warrants it holds in tech IPOs, including Twitter. Acuity Brands, a provider of commercial lighting fixtures, doubled its sales of LED-related fixtures and returned 21% for the quarter. Up 20%, car rental company Avis Budget Group continued its gains in the new year on further sales and earnings growth. Extra Space Storage, a self-storage facility, rose 16% as the company's cash flow swelled due to record occupancy levels.

Laggards in the information technology sector included Bally Technologies, a slot machine manufacturer and gaming software developer. Bally was negatively impacted by weakness in the U.S. regional gaming industry and fell 15% over the three-month period. Simulation software developer Ansys fell 12% in the quarter as the company experienced light revenue growth year over year. Informatica, a developer of data integration software, fell 9% after guiding to a weaker than expected 2014.

IPG Photonics, a manufacturer of fiber lasers, fell 8% in the quarter on concerns over growth prospects in China, which accounts for 24% of IPG's total revenues. Encouragingly,

IPG's fourth quarter Chinese revenue grew a solid 12% year over year.

Outside the technology sector, home furnishing retailer Pier 1 Imports declined 18% on weak fourth quarter same-store sales. World Acceptance, a provider of small personal loans, fell 14% upon receiving an anticipated investigative inquiry from the Consumer Financial Protection Bureau.

Federal Reserve easing drove a rush of liquidity into the stock market last year, which helped to boost the price of more speculative stocks, such as turnaround plays and aggressively priced momentum stocks. For the majority of the first quarter, these types of stocks continued to excel, but they began to wobble near the end of the quarter. We believe that any changes toward reducing quantitative easing should benefit the more sensibly priced growth stocks in which Columbia Acorn USA invests.

Effective January 1, 2014, William Doyle was named co-portfolio manager of Columbia Acorn USA. Bill has been a member of our analyst team since 2006 and brings 23 years of industry experience to the Fund.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/14

Avis Budget Group	3.4%
Extra Space Storage	2.4
IPG Photonics	1.8
Cepheid	1.7
Informatica	1.7
Ansys	1.5
Synageva Biopharma	1.5
Bally Technologies	1.4
Seattle Genetics	1.4
SVB Financial Group	1.2
Acuity Brands	1.2
World Acceptance	0.8
Pier 1 Imports	0.7
InterMune	0.3

Columbia Acorn USA®

At a Glance

Total Net Assets of the Fund:
$1.7 billion

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn USA® Class Z Shares

September 4, 1996 (Fund inception) through March 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2014

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/4/96 inception)	0.64%	20.92%	23.81%	8.81%	11.12%
Class A (10/16/00 inception)
without sales charge	0.59	20.59	23.47	8.50	10.74
with sales charge	-5.19	13.66	22.01	7.86	10.37
Russell 2000 Index*	1.12	24.90	24.31	8.53	8.85

Results for other share classes can be found on Page 1.

*The Fund's primary benchmark. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 1.15% for Class Z shares and 1.38% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/14

Top 10 Holdings

as a percentage of net assets, as of 3/31/14

1.	Avis Budget Group Second Largest Car Rental Company	3.4%
2.	Ametek Aerospace/Industrial Instruments	2.6%
3.	Nordson Dispensing Systems for Adhesives & Coatings	2.4%
4.	Extra Space Storage Self Storage Facilities	2.4%
5.	Mettler-Toledo International Laboratory Equipment	2.3%
6.	tw telecom Fiber Optic Telephone/Data Services	2.2%
7.	Donaldson Industrial Air Filtration	2.1%
8.	HEICO FAA Approved Aircraft Replacement Parts	1.9%
9.	IPG Photonics Fiber Lasers	1.8%
10.	Drew Industries RV & Manufactured Home Components	1.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International SelectSM

In a Nutshell

Christopher J. Olson Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn International Select Class Z shares ended the first quarter of 2014 up 3.01%, outperforming the 2.25% gain for the Fund's primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B® Index. Returns were mixed globally and were led by European holdings, which rose 6.8% within the benchmark in the quarter, while Japanese stocks gave back some recent gains, declining 3.3% within the benchmark.

The top contributors to Fund performance in the quarter came from a variety of countries and industries. Tahoe Resources, a silver project in Guatemala, was the top contributor to Fund performance, up 27% on the successful start of its new, low-cost mine. KEPCO Plant Service & Engineering, a Korean power plant operator and provider of grid maintenance services, gained 23% due to increasing contract wins and subsequent earnings upgrades. Canada's CCL Industries, a global label converter, continued to benefit from the acquisition of Avery's label and office product division. The integration of that acquisition has been smooth and CCL's revenues have continued to grow at a reasonable pace. Its stock rose 15% in the first quarter. Japan's Rinnai, a manufacturer of gas appliances for household and commercial use, gained 13% in the quarter on strong revenue growth as consumers search for more energy efficient systems. Coronation Fund Managers, a South African fund manager, ended the first quarter up 23%, benefiting from strong growth in higher-fee retail and international fund flows.

While material stocks as a group were a positive contributor to Fund gains for the quarter, two mining names were among the top detractors in the quarter. Brazilian gold miner Beadell Resources fell 21% and Australian gold miner Regis Resources declined 20% as both saw mine operations interrupted by unusually strong rains.

We added Melco Crown Entertainment, a Macau casino operator, to the portfolio in the quarter. This company is associated with Melco International, which we added to the Fund in early 2013, but trades at a greater discount to its estimated underlying asset value. Both stocks were down in the quarter as investors decided to book gains after a strong run. Operations for both continue to remain very robust. Taiwanese mobile operator Far EasTone

Telecom ended the quarter down 4%, as investor concerns about the cost of acquiring bandwidth to support new 4G networks continued to hurt mobile operators. While we continue to hold Far EasTone Telecom, we sold the Fund's position in mobile operator Taiwan Mobile in the quarter to reallocate funds to other ideas.

Over the past year, we had a strong rise in many markets and our analyst team is seeing increasingly full valuations. Given these conditions, the Fund remains cautiously invested. We will continue to seek companies with strong balance sheets, strong free cash flow and dividend yields, and less cyclical businesses.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Due to the Fund's concentration in a limited number of stocks, the Fund's portfolio will tend to diverge significantly from benchmark weightings and may therefore pose greater risk and volatility relative to its benchmark, or in comparison to other Columbia Acorn Fund portfolios. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. Please also see "A Comment on Trading Volumes" on the Table of Contents page of this report.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/14

Far EasTone Telecom	4.0%
Tahoe Resources	3.5
CCL Industries	2.9
Rinnai	2.7
KEPCO Plant Service & Engineering	2.0
Coronation Fund Managers	1.9
Beadell Resources	1.9
Melco Crown Entertainment	1.9
Regis Resources	1.0
Melco International	1.0

Columbia Acorn International SelectSM

At a Glance

Total Net Assets of the Fund:
$350.2 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International SelectSM Class Z Shares

November 23, 1998 (Fund inception) through March 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2014

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	3.01%	14.62%	18.71%	10.48%	9.96%
Class A (10/16/00 inception)
without sales charge	2.94	14.26	18.31	10.12	9.60
with sales charge	-2.98	7.69	16.93	9.48	9.17
S&P Developed Ex-U.S. Between $2B and $10B® Index*	2.25	18.05	18.44	8.24	8.10

Results for other share classes can be found on Page 1.

*The Fund's primary benchmark. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 1.26% for Class Z shares and 1.51% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/14

Top 10 Holdings

as a percentage of net assets, as of 3/31/14

1.	Ascendas REIT (Singapore) Industrial Property Landlord	4.9%
2.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	4.0%
3.	Neopost (France) Postage Meter Machines	3.8%
4.	Jardine Lloyd Thompson Group (United Kingdom) International Business Insurance Broker	3.6%
5.	Tahoe Resources (Guatemala) Silver Project in Guatemala	3.5%
6.	Archipelago Resources (Indonesia)† Gold Mining Projects in Indonesia, Vietnam & the Philippines	3.3%
7.	IAG (Australia) General Insurance Provider	3.2%
8.	CCL Industries (Canada) Largest Global Label Converter	2.9%
9.	Challenger Financial (Australia) Largest Annuity Provider	2.8%
10.	Rinnai (Japan) Gas Appliances for Household & Commercial Use	2.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

†Includes both stock and option.

Columbia Acorn SelectSM

In a Nutshell

Robert A. Chalupnik Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

After topping its primary benchmark the last three quarters, Columbia Acorn Select's relative performance came up short in the first quarter of 2014. The Fund's Class Z shares fell 0.34%, while the S&P MidCap 400® Index, the Fund's primary benchmark, gained 3.04%. The underperformance spanned most sectors, leading us to believe the declines were style driven.

On the upside, Synthesis Energy Systems, an owner and operator of gasification plants, gained 227% in the quarter. Synthesis Energy converts coal to chemicals, including methanol and gasoline, and signed a new joint-venture agreement with an engineering firm to implement its technology in China. China is viewed as a growth market since it is a heavy user of coal.

F5 Networks, a provider of internet traffic management equipment, gained 17% in the quarter on earnings that beat expectations and on improved guidance. The company is benefiting from a product refresh cycle and is taking market share with its newer network security products. Quanta Services, a provider of electrical and telecommunication construction services, was also up 17% on better-than-expected earnings and raised earnings guidance. We believe Quanta has solid prospects due to the need for improvements in the U.S. electricity transmission grid and the oil and gas pipeline network.

On the downside for the quarter, consumer electronics specialty retailer Best Buy fell 33% after reporting weaker-than-expected sales. Despite the down quarter, we are encouraged by Best Buy's success in reducing costs and growing its e-commerce sales. WNS, a provider of offshore business process outsourcing services, was off 18% at the end of the quarter. This stock was the best-performing stock in Columbia Acorn Select in 2013 but its industry group cooled in the quarter due in part to a large competitor's announcement of lower-than-expected revenue growth and reduced guidance for 2014.

Kennametal, a consumable cutting tool manufacturer, was also among the laggards in the quarter, falling 15%. The company reported disappointing results and forward guidance but continues to improve its business, and we believe its dual branding strategy should enhance growth through market share gains within its distribution channel.

During the first quarter, we added one new name to the portfolio and sold out of one position. LKQ, an alternative auto parts distributor, is the largest U.S. provider of recycled and aftermarket auto replacement parts, making it a one-stop shop for collision repair shops. We've held the stock in other Columbia Acorn Funds since 2011.

We exited the Fund's position in Forward Air, a provider of freight transportation between airports. Fourth quarter

2013 earnings missed expectations as weather-related issues and some business concerns hurt the company. We exited Forward Air due to valuation and the desire to look for other ideas.

First quarter economic news was a bit mixed, but we believe the unusually harsh winter across a significant portion of the United States likely accounts for much of the weakness. For example, recently released national retail sales data for the month of March improved 1.1%, which supports the view that weakness in January and February was somewhat weather related. During the first quarter, we added to consumer-related positions in the Fund taking advantage of lower stock prices. Although we are bottom-up investors and limit our economic predictions, we believe there are encouraging signs that the U.S. economy will continue to improve.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/14

WNS	3.4%
Quanta Services	3.1
Kennametal	2.8
F5 Networks	2.4
LKQ	1.3
Best Buy	0.6
Synthesis Energy Systems	0.5

Columbia Acorn SelectSM

At a Glance

Total Net Assets of the Fund:
$809.0 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn SelectSM Class Z Shares

November 23, 1998 (Fund inception) through March 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2014

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	-0.34%	20.86%	22.47%	8.30%	10.61%
Class A (10/16/00 inception)
without sales charge	-0.39	20.56	22.12	7.99	10.26
with sales charge	-6.12	13.62	20.69	7.35	9.84
S&P MidCap 400® Index*	3.04	21.24	24.86	10.14	10.70

Results for other share classes can be found on Page 1.

*The Fund's primary benchmark. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 1.07% for Class Z shares and 1.35% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/14

Top 10 Holdings

as a percentage of net assets, as of 3/31/14

1.	Ametek Aerospace/Industrial Instruments	5.9%
2.	Discover Financial Services Credit Card Company	4.3%
3.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	4.2%
4.	Donaldson Industrial Air Filtration	4.2%
5.	Amphenol Electronic Connectors	3.7%
6.	WNS - ADR (India) Offshore BPO (Business Process Outsourcing) Services	3.4%
7.	City National Bank & Asset Manager	3.2%
8.	Hertz Largest U.S. Rental Car Operator	3.1%
9.	Quanta Services Electrical & Telecom Construction Services	3.1%
10.	SBA Communications Communications Towers	3.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Thermostat FundSM

In a Nutshell

Charles P. McQuaid Lead Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

*These changes were implemented with the Fund's May 1, 2014, prospectus.

Columbia Thermostat Fund Class Z shares ended the first quarter of 2014 up 1.94%. This slightly tops the 1.81% return of the Fund's primary equity benchmark, the S&P 500® Index, and the 1.84% gain of its primary debt benchmark, the Barclays U.S. Aggregate Bond Index. The Fund's 50/50 Blended Benchmark gained 1.88% in the quarter.

The weighted average gain for the Fund's equity portfolio was 0.98% for the quarter, with Columbia Dividend Income Fund offering the top equity return of 2.10%. The bond portfolio weighted average gain topped the equity component at 1.74%. Columbia Income Opportunities Fund was the strongest bond fund contributor for the period, up 3.03%. Columbia Thermostat's gain exceeded both the equity and bond portfolio averages because it benefited by going to 15% in stock funds after the stock market dropped and reverting back to 10% in stock funds after the market rose.

During the first quarter of 2014, we conducted the periodic review of underlying funds called for by Columbia Thermostat's prospectus. As a result, we expect to make the following changes in the second quarter, starting on May 1, 2014:*

•  Columbia Income Opportunities Fund's weighting will be reduced from 30% to 20% of the bond portfolio.

•  Columbia Intermediate Bond Fund's weighting will be reduced from 30% to 25% of the bond portfolio.

•  Columbia U.S. Government Mortgage Fund will be added to the bond portfolio with a 15% weighting. This fund offers a combination of relatively short maturities and low credit risk.

•  The stock/bond allocation table levels will be revised. The Fund will move to 10% stocks at an S&P 500® level over 2,020 and will move to 90% stocks at a level of 970 or less. In between, a 70 point move in the S&P 500® will trigger a 5% point change in allocation of stock and bond funds.

The changes to bond position weightings and the addition of Columbia U.S. Government Mortgage Fund are expected to somewhat reduce the bond portfolio's duration and risk. The changes to the Fund's allocation table recognize that the S&P 500® Index has broken out of its over 16-year trading range and, therefore, we can no longer assume that price-to-earnings (PE) ratios will compress. Instead, the revisions to the allocation table assume the S&P 500® will trade within its broad historical PE ratio range on normalized (long-term moving average) earnings. It is expected that, within a range of 10% and 90%, stock percentages will rise toward maximum allocations as PE ratios fall toward historical lows, and stock percentages will fall as such PE ratios rise toward historical highs.

Christopher Olson joined the Fund as co-portfolio manager on January 1, 2014. Chris has been a portfolio manager and analyst at Columbia Wanger Asset Management, LLC, since 2001 and brings 24 years of industry experience to the Fund. His awareness of macro-economic conditions and his knowledge of historical valuation ranges should serve shareholders well.

Results of the Funds Owned in Columbia Thermostat Fund

as of March 31, 2014

Stock Funds

Fund	Weightings in category	1st quarter
Columbia Acorn International, Class I	20%	1.22%
Columbia Dividend Income Fund, Class I	20%	2.10%
Columbia Acorn Fund, Class I	15%	0.00%
Columbia Contrarian Core Fund, Class I	15%	1.07%
Columbia Acorn Select, Class I	10%	-0.34%
Columbia Large Cap Enhanced Core Fund, Class I	10%	1.55%
Columbia Select Large Cap Growth Fund, Class I	10%	-0.05%
Weighted Average Equity Gain	100%	0.98%

Bond Funds

Fund	Weightings in category	1st quarter
Columbia Short Term Bond Fund, Class I	40%	0.39%
Columbia Intermediate Bond Fund, Class I	30%	2.26%
Columbia Income Opportunities Fund, Class I	30%	3.03%
Weighted Average Income Gain	100%	1.74%

Columbia Thermostat Fund Rebalancing in the First Quarter

February 4, 2014	15% stocks, 85% bonds
March 7, 2014	10% stocks, 90% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager's decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return.

The Fund's investments in the underlying funds may also present certain risks, including the following. Investments made by underlying funds in foreign securities, particularly those in emerging markets countries, are subject to special risks, including but not limited to a greater degree of social, political and economic volatility than is associated with domestic investments, as well as the risks associated with any differences in financial standards, including foreign taxation. Investments by the underlying funds in small- and mid-cap companies, as well as in restricted securities, pose special risks, including potential illiquidity and price volatility. Underlying funds that concentrate their investments in a single industry sector, such as technology or healthcare, are subject to the risk that companies in the same sector may be similarly affected by economic or market downturns. Risks associated with investments in bond funds include credit risk, interest rate risk, and prepayment and extension risk. Debt securities with the lowest investment grade ratings and unrated securities of comparable quality are more speculative than securities with higher ratings and may experience greater price fluctuations. These securities also tend to be more sensitive to credit risk than higher-rated securities. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat FundSM

At a Glance

Total Net Assets of the Fund:
$1.3 billion

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Thermostat FundSM Class Z Shares

September 25, 2002 (Fund inception) through March 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2014

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/25/02 inception)	1.94%	7.03%	18.02%	6.80%	8.20%
Class A (3/3/03 inception)
without sales charge	1.85	6.69	17.72	6.54	7.93
with sales charge	-4.01	0.54	16.35	5.91	7.37
S&P 500® Index*	1.81	21.86	21.16	7.42	9.65
Barclays U.S. Aggregate Bond Index*	1.84	-0.10	4.80	4.46	4.63

Results for other share classes can be found on Page 1.

*The Fund's primary benchmarks. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 0.85% for Class Z shares and 1.10% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/ appended-performance for more information.

Asset Allocation

as a percentage of net assets, as of 3/31/14

Portfolio Weightings

as a percentage of assets in each investment category, as of 3/31/14

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Contrarian Core Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Select Large Cap Growth Fund, Class I	10%

Bond Mutual Funds

Columbia Short Term Bond Fund, Class I	40%
Columbia Income Opportunities Fund, Class I	30%
Columbia Intermediate Bond Fund, Class I	30%

Columbia Acorn Emerging Markets FundSM

In a Nutshell

Fritz G. Kaegi Lead Portfolio Manager	Stephen Kusmierczak Lead Portfolio Manager

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn Emerging Markets Fund Class Z shares fell 0.97% in the first quarter of 2014, underperforming the 0.71% gain of the Fund's primary benchmark, the S&P Emerging Markets Between $500M and $5B® Index. Since its inception in August 2011, the Fund has had an annualized gain of 12.17%, compared to a benchmark return of 3.81%.

The Fund's largest gainer in percentage terms was Chinese generic drug maker Sihuan Pharmaceuticals, which rose 37% thanks to positive expectations for new products and wins in provincial contract tenders. Six out of the next seven largest gainers were based in Indonesia, thanks to economic stabilization (especially an improving current account deficit and an appreciating currency) and hopes of a new reform-oriented government. Strong fundamentals also helped some of these stocks. Department store operator Matahari Department Store (up 36%) reported double-digit growth in same-store sales and used strong free cash flow to reduce high-cost loans. Free to air television broadcaster Surya Citra Media (up 31%) increased group audience share significantly. Satellite pay TV operator MNC Skyvision (up 28%) reported a 34% annual gain in subscribers and refinanced a high-cost bond.

Three of the quarter's five largest percentage detractors suffered from the effects of Russia's intervention in Ukraine. Electronic payment operator QIWI (down 36%), the Moscow Exchange (down 31%), and internet search engine Yandex (down 30%) fell even more than the Russian portion of the Fund's benchmark (down 20%). This underperformance, combined with the Fund's overweight allocation to Russia, accounted for two-thirds of the Fund's underperformance versus the benchmark during the first quarter. Companies in the Russian financial sector are particularly vulnerable to potential sanctions and Russian countermeasures, so we sold out of QIWI and Moscow Exchange during the quarter. Two consumer stocks in the Greater China region accounted for most of the rest of the Fund's underperformance. Hong Kong-based cosmetics retailer Sa Sa International fell 33%, hurt by media reporting that the company had sold expired products (which the company has refuted) and concerns that margins would come under pressure. Chinese baby care product provider Biostime fell 24%, also due to concerns about pricing pressure.

With politics having played such a large role this quarter, how do we approach political risk? We first acknowledge that substantial political risk exists in nearly every emerging market country, and this risk can create volatility and unpredictability in these markets. How do we tell if the Fund is being adequately compensated for political risk? We check by (1) using higher discount rates in valuing future earnings than we would with developed markets, (2) looking at how political risk relates to specific sectors, companies and individuals associated with them, and (3) looking at negative scenarios that may not be probable but are possible. We can tolerate political volatility if it seems like it doesn't affect a holding's long-term value. Interesting investment opportunities can emerge from volatility. But political risk is dangerous because it can permanently impair value.

We think the aftermath from the situation in Ukraine could be serious and long lasting. It is hard to imagine that Russia will be able to return to pre-crisis levels of business activity or risk. Things could clearly get worse, as Russia may perceive political gains to be worth any economic cost it incurs. The European Union and the United States are considering a wide variety of sanctions against Russia, including financial sanctions aimed at Russia's dependence on Western financial infrastructure and foreign capital inflows. These sanctions, and Russian countermeasures, would be particularly destructive to investments. Yet domestic political dynamics seem to be rewarding confrontational stances by all sides. We think all this translates into a permanent impairment of value for many businesses in Russia; we will be treading warily.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. Please also see "A Comment on Trading Volumes" on the Table of Contents page of this report.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/14

MNC Skyvision	2.3%
Sa Sa International	1.8
Yandex	1.8
Matahari Department Store	1.6
Surya Citra Media	1.2
Sihuan Pharmaceuticals	1.0
Biostime	0.9

Columbia Acorn Emerging Markets FundSM

At a Glance

Total Net Assets of the Fund:
$498.7 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets FundSM Class Z Shares

August 19, 2011 (Fund inception) through March 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2014

	1st quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	-0.97%	7.20%	12.17%
Class A (8/19/11 inception)
without sales charge	-0.97	7.00	11.85
with sales charge	-6.69	0.84	9.35
S&P Emerging Markets Between $500M and $5B® Index*	0.71	-0.54	3.81

Results for other share classes can be found on Page 1.

*The Fund's primary benchmark. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 1.60% for Class Z shares and 1.85% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 3/31/14

Top 10 Holdings

as a percentage of net assets, as of 3/31/14

1.	Coronation Fund Managers (South Africa) South African Fund Manager	3.9%
2.	Melco International (Hong Kong) Macau Casino Operator	2.9%
3.	Melco Crown Resorts (Philippines) Integrated Resort Operator in Manila	2.5%
4.	MNC Skyvision (Indonesia) Largest Satellite Pay TV Operator in Indonesia	2.3%
5.	Halyk Savings Bank of Kazakhstan - GDR (Kazakhstan) Largest Retail Bank & Insurer in Kazakhstan	2.1%
6.	Vacon (Finland) Leading Independent Manufacturer of Variable Speed Alternating Current Drives	2.1%
7.	Localiza Rent A Car (Brazil) Car Rental	2.1%
8.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	2.1%
9.	WuXi PharmaTech - ADR (China) Largest Contract Research Organization Business in China	2.0%
10.	Nagacorp (Cambodia) Casino/Entertainment Complex in Cambodia	1.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn European FundSM

In a Nutshell

Andreas Waldburg-Wolfegg Lead Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

The new year started with most of the Eurozone letting out a large sigh of relief at having survived five years of the euro crisis with the system of fixed exchange rates still intact and some of the largest problem cases seemingly on the mend. With many of the highest-level politicians having tied themselves and their country's fate to the survival of the common currency, the danger of it crumbling in the immediate future seemed to greatly diminish. Additionally, in January word came from Frankfurt, the seat of the European Central Bank, that not only would it do whatever it took to save the currency, but that U.S.-style quantitative easing was on its way to the mainland. Russia's occupation and annexation of Crimea at the end of March, however, provided a damper to all those who thought the world economic recovery, together with lax monetary policies, would provide continuous support for share prices in the immediate future.

Against this backdrop, Columbia Acorn European Fund Class Z shares gained 1.59% in the first quarter, underperforming the 6.18% gain of its primary benchmark, the S&P Europe Between $500M and $5B® Index. In the last 24 months, we added three Russian stocks to the Fund, which performed well throughout 2012 and 2013. However, these stocks were strongly affected by the increased likelihood of war in the Ukraine, and the West's gradual introduction of economic sanctions against key players in both Russia and the Ukraine. We share the fear that warfare will dampen growth prospects in Russia, while economic sanctions could permanently impair the liquidity and value of our investments there. We liked electronic payments network QIWI, Russian search engine Yandex and Russia's main exchange, the Moscow Exchange, for fundamental reasons. Each offered business models with low capital intensity and strong market positions, and have benefited from a gradual modernization of the Russian economy. Alas, under the threat of war and isolation from a large part of the industrialized world, the best business models cannot thrive. All three stocks were off more than 30% and accounted for nearly half of the Fund's underperformance during the first quarter. We sold out of the Fund's position in QIWI and the Moscow Exchange.

Underperformance was also fed by an underweight in Italy where stocks, especially financials, performed very well in the benchmark. The Fund's only position in Italy, global tire supplier Pirelli, suffered from unfavorable currency movements outside of Europe and its association with a project in Russia, where it owns a joint venture with Rosneft to make and distribute tires. Pirelli was off 9% for the quarter. The Fund's underperformance in Italy accounted for about a quarter of its lag relative to the benchmark.

On the upside, the Fund enjoyed strong performance from two stocks based in France. Long-time stalwart Norbert Dentressangle, a leading European logistics and transport group with strong market positions in the United Kingdom, France and Spain, announced an improvement in operating performance in the second half of 2013 and rose 28% in the quarter. Hi-Media, an online advertiser in Europe, reported a recovery in its core operations and gained 26% on the news. Positions in the Netherlands also contributed positively to gains. The Fund's overweight position in this market provided a 6% return in the quarter versus a 2% rise in the benchmark.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. Please also see "A Comment on Trading Volumes" on the Table of Contents page of this report.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/14

Norbert Dentressangle	1.3%
Hi-Media	1.0
Pirelli	0.9
Yandex	0.9

Columbia Acorn
European FundSM

At a Glance

Total Net Assets of the Fund:
$50.3 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn European FundSM Class Z Shares

August 19, 2011 (Fund inception) through March 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2014

	1st quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	1.59%	30.57%	20.47%
Class A (8/19/11 inception)
without sales charge	1.53	30.26	20.16
with sales charge	-4.33	22.75	17.48
S&P Europe Between $500M and $5B® Index*	6.18	38.89	23.39

Results for other share classes can be found on Page 1.

*The Fund's primary benchmark. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 1.50% for Class Z shares and 1.75% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 3/31/14

Top 10 Holdings

as a percentage of net assets, as of 3/31/14

1.	Jardine Lloyd Thompson Group (United Kingdom) International Business Insurance Broker	2.8%
2.	Neopost (France) Postage Meter Machines	2.7%
3.	Assura (United Kingdom) UK Primary Health Care Property Developer	2.6%
4.	Vacon (Finland) Leading Independent Manufacturer of Variable Speed Alternating Current Drives	2.4%
5.	Spirax Sarco (United Kingdom) Steam Systems for Manufacturing & Process Industries	2.4%
6.	DIA (Spain) Leading Hard Discounter in Spain, Latin America & the Eastern Mediterranean	2.2%
7.	Gemalto (Netherlands) Digital Security Solutions	2.1%
8.	Geberit (Switzerland) Plumbing Supplies	2.0%
9.	Partners Group (Switzerland) Private Markets Asset Management	2.0%
10.	Aurelius (Germany) European Turnaround Investor	2.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn® Fund

Major Portfolio Changes in the First Quarter

	Number of Shares
	12/31/13	3/31/14
Purchases
Information
Amber Road	0	190,000
Ansys	2,350,000	2,500,000
Audience	0	419,212
Bankrate	200,000	650,000
Belden	370,000	507,000
Commvault Systems	0	550,000
Covisint	0	298,920
Criteo	0	100,000
Ellie Mae	764,495	900,000
FLIR Systems	0	582,000
Globalstar	25,500,000	27,650,000
Measurement Specialties	0	107,593
Pandora Media	2,855,000	3,390,000
Rogers	570,000	624,000
Telefonica Deutschland (Germany)	0	2,500,000
Vonage	0	3,464,625
Yandex	727,000	972,000
Zee Entertainment Enterprises (India)	0	4,031,557
Industrial Goods & Services
Airgas	535,000	930,000
LKQ	2,405,000	2,500,000
MTU Aero Engines (Germany)	0	255,000
Neopost (France)	604,000	664,400
PGT	738,564	1,453,516
Sociedad Quimica y Minera de Chile - ADR (Chile)	673,000	776,221
WABCO Holdings	1,109,000	1,210,000
WESCO International	1,620,000	1,870,000
Consumer Goods & Services
Boulder Brands	2,886,552	4,386,552
Casey's General Stores	1,439,000	1,759,000
DIA (Spain)	0	2,557,000
Groupon	7,000,000	9,700,000
HomeAway	1,600,000	1,815,000
ITT Educational Services	500,000	550,000
Kate Spade & Company	1,000,000	1,660,000
The Chefs' Warehouse	0	900,000
The Fresh Market	0	1,189,000
United Natural Foods	427,770	556,000
Zulily	146,000	300,000
Finance
Coronation Fund Managers	387,130	1,648,030
WEX	500,000	620,000
	Number of Shares
	12/31/13	3/31/14
Health Care
Castlight Health	0	76,000
Celldex Therapeutics	1,240,000	1,994,000
Intercept Pharmaceuticals	0	112,000
Medidata Solutions	350,000	525,000
Revance Therapeutics	0	416,118
Energy & Minerals
Alamos Gold (Canada)	2,100,000	2,900,000
Argonaut Gold (Canada)	0	2,000,000
Chart Industries	698,000	784,959
Energen Corporation	0	717,000
Hornbeck Offshore	1,208,000	1,613,000
Kirkland Lake Gold (Canada)	4,900,000	5,000,000
Petromanas (Canada)	51,359,500	62,000,000
RGS Energy	2,600,000	3,693,611
Rice Energy	0	570,000
Rosetta Resources	1,153,600	2,322,600
Other Industries
AMERCO	45,000	110,000
Ascendas REIT (Singapore)	17,000,000	24,000,000
DCT Industrial Trust	3,750,000	5,175,000
Terreno Realty	2,020,931	2,150,000

	Number of Shares
	12/31/13	3/31/14
Sales
Information
Bally Technologies	3,105,000	3,028,000
CalAmp	910,000	573,000
Concur Technologies	630,000	450,000
Crown Castle International	1,700,000	1,400,000
Demandware	1,000,000	954,700
Genpact	3,419,000	2,558,000
Hexagon (Sweden)	3,727,001	2,924,000
II-VI	3,640,000	2,339,000
Ixia	2,030,000	1,040,000
Micros Systems	2,530,000	1,810,000
Netgear	900,000	660,000
Red Hat	700,000	500,000
SPS Commerce	900,000	750,000
Tyler Technologies	800,000	500,000
Virtusa	1,985,000	1,835,000
Industrial Goods & Services
Acorn Energy	1,161,957	440,822
Acuity Brands	1,765,000	1,415,000
Ametek	9,270,000	8,860,000
Chicago Bridge & Iron	2,400,000	2,010,000
Clarcor	1,570,000	1,015,000
Echo Global Logistics	700,000	0
Insperity	1,400,000	1,144,000
Kansai Paint	2,218,700	0
Oshkosh Corporation	2,185,000	2,000,000
Polypore International	1,000,000	0
Titan Machinery	965,000	103,164
Consumer Goods & Services
Chegg	765,000	0
Choice Hotels	1,840,000	1,412,000
GameStop	865,000	0
Helen of Troy	800,000	0
Lifestyle International (Hong Kong)	15,354,000	14,500,000
Melco Crown Entertainment - ADR (Hong Kong)	2,350,000	1,300,000
Melco International	20,000,000	14,000,000
Nagacorp (Cambodia)	40,000,000	30,000,000
Penn National Gaming	850,000	0
Pier 1 Imports	7,185,000	4,960,000
PVH	1,231,000	932,000
Ryman Hospitality Properties	1,120,000	0
Finance
Alliance Data Systems	530,000	490,000
City National	1,153,000	1,013,000
First Commonwealth	943,049	0
H & E Equipment Services	2,508,816	2,280,000
	Number of Shares
	12/31/13	3/31/14
OFG Bancorp	900,000	300,000
Onex Capital	450,000	350,000
SVB Financial Group	935,000	885,000
World Acceptance	850,000	808,343
Heath Care
Akorn	5,417,981	5,290,000
Alnylam Pharmaceuticals	1,404,000	690,134
BioMarin Pharmaceutical	1,725,000	1,150,000
Henry Schein	950,000	772,000
Mednax	406,551	0
NPS Pharmaceuticals	2,635,000	2,108,000
Patterson Companies	1,676,000	1,153,000
Sirona Dental Systems	1,550,000	1,240,000
Synageva Biopharma	2,392,000	2,312,309
Energy & Minerals
Athabasca Oil Sands	3,095,000	0
Atwood Oceanics	2,180,000	900,000
Canacol	511,600	0
Denbury Resources	1,477,000	1,021,000
Dresser-Rand Group	400,000	0
Duluth Metals (Canada)	7,025,500	5,979,000
Fugro	402,555	0
Gulfmark Offshore	88,000	0
Northam Platinum (South Africa)	6,044,000	3,477,459
Pan Orient	741,089	0
PDC Energy	340,000	262,000
Rowan	1,008,000	480,000
ShawCor (Canada)	1,334,000	1,314,579
SM Energy	1,120,000	1,007,000
Tullow Oil	735,000	0
Other Industries
Associated Estates Realty	2,075,000	0
DuPont Fabros Technology	3,625,000	3,225,000
Gaming & Leisure Properties	407,000	0
JB Hunt Transport Services	1,155,000	1,085,000
Mapletree Logistics Trust	24,284,000	0

Columbia Acorn® Fund

Statement of Investments, March 31, 2014

Number of Shares		Value
		Equities: 97.7%
Information 26.6%
	> Business Software 5.9%
6,050,000	Informatica (a)(b)	$228,569,000
	Enterprise Data Integration Software
2,500,000	Ansys (a)	192,550,000
	Simulation Software for Engineers & Designers
2,924,000	Hexagon (Sweden)	99,344,530
	Design, Measurement & Visualization Software & Equipment
1,810,000	Micros Systems (a)	95,803,300
	Information Systems for Hotels, Restaurants & Retailers
954,700	Demandware (a)	61,158,082
	eCommerce Website Platform for Retailers & Apparel Manufacturers
860,000	Solera Holdings	54,472,400
	Software for Automotive Insurance Claims Processing
550,000	NetSuite (a)	52,156,500
	End-to-end IT Systems Solution Delivered Over the Web
750,000	SPS Commerce (a)	46,087,500
	Supply Chain Management Software Delivered via the Web
450,000	Concur Technologies (a)	44,581,500
	Web-enabled Cost & Expense Management Software
500,000	Tyler Technologies (a)	41,840,000
	Financial, Tax, Court & Document Management Systems for Local Governments
750,000	Jack Henry & Associates	41,820,000
	IT Systems & Outsourced IT Solutions for Financial Institutions
2,100,000	Tangoe (a)(b)	39,039,000
	Software Solution for Managing Communication Expense & Devices
3,740,934	InContact (a)(b)	35,912,966
	Call Center Systems Delivered via the Web & Telecommunication Services
550,000	Commvault Systems (a)	35,722,500
	Data Storage Management
1,550,000	RealPage (a)	28,148,000
	Software for Managing Rental Properties Delivered via the Web
500,000	Red Hat (a)	26,490,000
	Maintenance & Support for Opensource Operating System & Middleware
900,000	Ellie Mae (a)	25,956,000
	Software for Managing & Network for Facilitating Mortgage Origination
610,000	Envestnet (a)	24,509,800
	Technology Platform for Investment Advisors
700,000	Blackbaud	21,910,000
	Software & Services for Non-profits
610,000	E2open (a)	14,377,700
	Supply Chain Management Software & Supplier/Partner Network
Number of Shares		Value
1,000,000	Exa (a)(b)	$13,260,000
	Simulation Software
190,000	Amber Road (a)	2,926,000
	Global Trade Management Software Delivered via the Web
298,920	Covisint (a)(c)	2,191,084
	Collaboration Software Platform Provider
		1,228,825,862
	> Instrumentation 3.1%
1,475,000	Mettler-Toledo International (a)(b)	347,628,000
	Laboratory Equipment
4,070,000	Trimble Navigation (a)	158,200,900
	GPS-based Instruments
1,620,000	IPG Photonics (a)	115,149,600
	Fiber Lasers
582,000	FLIR Systems	20,952,000
	Infrared Cameras
107,593	Measurement Specialties (a)	7,300,185
	Sensors
		649,230,685
	> Computer Hardware & Related Equipment 2.8%
3,415,000	Amphenol	312,984,750
	Electronic Connectors
1,105,000	Zebra Technologies (a)	76,698,050
	Bar Code Printers
624,000	Rogers (a)	38,950,080
	Printed Circuit Materials & High-performance Foams
2,339,000	II-VI (a)	36,090,770
	Laser Optics & Specialty Materials
507,000	Belden	35,287,200
	Specialty Cable
280,000	Gemalto (Netherlands)	32,610,618
	Digital Security Solutions
267,000	Stratasys (a)	28,326,030
	Rapid Prototyping & Direct Digital Manufacturing Systems
660,000	Netgear (a)	22,261,800
	Networking Products for Small Business & Home
		583,209,298
	> Mobile Communications 2.4%
3,400,000	SBA Communications (a)	309,264,000
	Communications Towers
1,400,000	Crown Castle International	103,292,000
	Communications Towers
27,650,000	Globalstar (a)(c)	73,272,500
	Satellite Mobile Voice & Data Carrier
419,212	Audience (a)	5,240,150
	Improving Voice Quality for Mobile Devices
		491,068,650
	> Telephone & Data Services 2.2%
9,500,000	tw telecom (a)(b)	296,970,000
	Fiber Optic Telephone/Data Services

Number of Shares		Value
	> Telephone & Data Services—continued
2,200,000	Cogent Communications	$78,166,000
	Internet Data Pipelines
2,500,000	Telefonica Deutschland (Germany)	19,927,701
	Mobile & Fixed-line Communications in Germany
1,500,000	General Communications (a)	17,115,000
	Commercial Communication & Consumer Cable TV, Web & Phone in Alaska
2,500,000	Boingo Wireless (a)(b)	16,950,000
	Wholesale & Retail WiFi Networks
1,500,000	Windstream (c)	12,360,000
	Business & Rural Telecom Services
4,000,000	Towerstream (a)(b)(c)	9,400,000
	High Speed Wireless, Rooftop Antenna Space & WiFi Offload
		450,888,701
	> Computer Services 1.8%
4,150,000	iGATE (a)(b)	130,891,000
	IT & Business Process Outsourcing Services
1,835,000	Virtusa (a)(b)	61,490,850
	Offshore IT Outsourcing
1,618,000	ExlService Holdings (a)	50,012,380
	Business Process Outsourcing
2,558,000	Genpact (a)	44,560,360
	Business Process Outsourcing
2,000,000	WNS - ADR (India) (a)	36,000,000
	Offshore BPO (Business Process Outsourcing) Services
373,000	Syntel (a)	33,532,700
	Offshore IT Services
3,274,000	Hackett Group (b)	19,578,520
	IT Integration & Best Practice Research
		376,065,810
	> Internet Related 1.6%
1,150,000	TripAdvisor (a)	104,178,500
	Online Travel Research
3,390,000	Pandora Media (a)	102,784,800
	Streaming Music
1,344,707	RetailMeNot (a)	43,030,624
	Digital Coupon Marketplace
175,000	Equinix (a)	32,347,000
	Network Neutral Data Centers
972,000	Yandex (Russia) (a)	29,344,680
	Search Engine for Russian & Turkish Languages
3,464,625	Vonage (a)	14,793,949
	Business & Consumer Internet Telephony
		326,479,553
	> Business Information & Marketing Services 1.2%
1,900,000	Verisk Analytics (a)	113,924,000
	Risk & Decision Analytics
4,025,000	Navigant Consulting (a)(b)	75,106,500
	Financial Consulting Firm
Number of Shares		Value
2,570,000	RPX (a)	$41,839,600
	Patent Aggregation & Defensive Patent Consulting
650,000	Bankrate (a)	11,011,000
	Internet Advertising for the Insurance, Credit Card & Banking Markets
		241,881,100
	> Gaming Equipment & Services 1.0%
3,028,000	Bally Technologies (a)(b)	200,665,560
	Slot Machines & Software
	> Semiconductors & Related Equipment 0.9%
5,390,000	Atmel (a)	45,060,400
	Microcontrollers, Radio Frequency & Memory Semiconductors
420,000	Littelfuse	39,328,800
	Little Fuses
820,000	Monolithic Power Systems (a)	31,791,400
	High Performance Analog & Mixed Signal Integrated Circuits
469,000	Cree (a)	26,526,640
	LED Lighting, Components & Chips
400,000	Hittite Microwave	25,216,000
	Radio Frequency, Microwave & Millimeterwave Semiconductors
615,000	Ultratech (a)	17,951,850
	Semiconductor Equipment
560,000	Semtech (a)	14,190,400
	Analog Semiconductors
		200,065,490
	> Financial Processors 0.8%
1,700,000	Global Payments	120,887,000
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	27,631,020
	Singapore Equity & Derivatives Market Operator
900,000	Liquidity Services (a)(c)	23,445,000
	E-Auctions for Surplus & Salvage Goods
		171,963,020
	> Telecommunications Equipment 0.8%
640,000	F5 Networks (a)	68,243,200
	Internet Traffic Management Equipment
1,538,000	Finisar (a)	40,772,380
	Optical Subsystems & Components
2,365,000	Infinera (a)	21,474,200
	Optical Networking Equipment
573,000	CalAmp (a)	15,969,510
	Machine to Machine Communications
1,040,000	Ixia (a)	13,000,000
	Telecom Network Test Equipment
		159,459,290
	> Electronics Distribution 0.7%
3,125,000	Avnet	145,406,250
	Electronic Components Distribution

Columbia Acorn® Fund

Statement of Investments, continued

Number of Shares		Value
	> Contract Manufacturing 0.5%
3,800,000	Sanmina-SCI (a)	$66,310,000
	Electronic Manufacturing Services
960,000	Plexus (a)	38,467,200
	Electronic Manufacturing Services
		104,777,200
	> Cable TV 0.5%
800,000	Liberty Global Series A (a)	33,280,000
800,000	Liberty Global Series C (a)	32,568,000
	Cable TV Franchises Outside the USA
400,000	Discovery Series C (a)	30,824,000
	Cable TV Programming
		96,672,000
	> Advertising 0.2%
1,000,000	Lamar Advertising (a)	50,990,000
	Outdoor Advertising
100,000	Criteo (a)(c)	4,055,000
	Digital Performance Marketing
		55,045,000
	> Entertainment Programming 0.2%
800,000	IMAX (Canada) (a)	21,864,000
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
4,031,557	Zee Entertainment Enterprises (India)	18,336,499
	India's Leading Programmer of Pay Television Content
		40,200,499
Information: Total		5,521,903,968
Industrial Goods & Services 22.2%
	> Machinery 13.1%
8,860,000	Ametek	456,201,400
	Aerospace/Industrial Instruments
8,400,000	Donaldson (b)	356,160,000
	Industrial Air Filtration
3,400,000	Nordson (b)	239,666,000
	Dispensing Systems for Adhesives & Coatings
3,230,000	Moog (a)(b)	211,597,300
	Motion Control Products for Aerospace, Defense & Industrial Markets
3,113,000	Generac	183,573,610
	Standby Power Generators
3,828,750	HEICO (b)	166,206,038
	FAA Approved Aircraft Replacement Parts
3,725,000	Kennametal	165,017,500
	Consumable Cutting Tools
1,210,000	WABCO Holdings (a)	127,727,600
	Truck & Bus Component Supplier
1,405,000	Pall	125,705,350
	Life Science, Water & Industrial Filtration
2,000,000	Oshkosh Corporation	117,740,000
	Specialty Truck Manufacturer
1,610,000	Toro	101,735,900
	Turf Maintenance Equipment
Number of Shares		Value
1,200,000	Wabtec	$93,000,000
	Freight & Transit Component Supplier
2,300,000	ESCO Technologies (b)	80,937,000
	Automatic Electric Meter Readers
281,400	Middleby (a)	74,348,694
	Manufacturer of Cooking Equipment
435,000	Valmont Industries	64,745,400
	Center Pivot Irrigation Systems & Utility Poles
1,015,000	Clarcor	58,210,250
	Mobile Equipment & Industrial Filters
664,400	Neopost (France) (c)	52,465,590
	Postage Meter Machines
550,000	Dorman Products (a)	32,483,000
	Aftermarket Auto Parts Distributor
10,000,000	Marel (Iceland) (a)	9,270,348
	Largest Manufacturer of Poultry & Fish Processing Equipment
		2,716,790,980
	> Other Industrial Services 1.8%
1,800,000	Expeditors International of Washington	71,334,000
	International Freight Forwarder
1,500,000	Forward Air	69,165,000
	Freight Transportation Between Airports
2,500,000	LKQ (a)	65,875,000
	Alternative Auto Parts Distribution
1,400,000	Mobile Mini	60,704,000
	Portable Storage Units Leasing
1,375,000	KAR Auction Services	41,731,250
	Auto Auctions
2,400,000	CAE (Canada)	31,587,517
	Flight Simulator Equipment & Training Centers
255,000	MTU Aero Engines (Germany)	23,698,741
	Airplane Engine Components & Services
440,822	Acorn Energy (a)(c)	1,494,387
	Fiber Optic Oil Well Monitoring & Evaluation
		365,589,895
	> Industrial Distribution 1.7%
1,870,000	WESCO International (a)	155,621,400
	Industrial Distributor
930,000	Airgas	99,054,300
	Industrial Gas Distributor
2,320,000	MRC Global (a)	62,547,200
	Industrial Distributor
930,000	Boise Cascade (a)	26,635,200
	Wood Products Manufacturer & Distributor
103,164	Titan Machinery (a)	1,616,580
	Agriculture & Construction Dealerships
		345,474,680
	> Construction 1.6%
2,010,000	Chicago Bridge & Iron	175,171,500
	Engineering & Construction for Liquefied Natural Gas & Petrochemicals

Number of Shares		Value
	> Construction—continued
99,000	NVR (a)	$113,553,000
	Homebuilder
930,000	Fortune Brands Home & Security	39,134,400
	Home Building Supplies & Small Locks
1,453,516	PGT (a)	16,729,969
	Wind Resistant Windows & Doors
		344,588,869
	> Industrial Materials & Specialty Chemicals 1.5%
1,780,000	Drew Industries (b)	96,476,000
	RV & Manufactured Home Components
1,000,000	FMC Corporation	76,560,000
	Niche Specialty Chemicals
1,288,000	Novozymes (Denmark)	56,636,017
	Industrial Enzymes
1,200,000	PolyOne	43,992,000
	Intermediate Stage Chemicals Producer
776,221	Sociedad Quimica y Minera de Chile - ADR (Chile)	24,637,255
	Producer of Specialty Fertilizers, Lithium & Iodine
400,000	Owens-Illinois (a)	13,532,000
	Glass Packaging for Food & Beverages
		311,833,272
	> Electrical Components 1.1%
1,415,000	Acuity Brands	187,586,550
	Commercial Lighting Fixtures
1,065,000	Thermon (a)	24,686,700
	Global Engineered Thermal Solutions
1,500,000	Ushio (Japan)	19,377,193
	Industrial Light Sources
		231,650,443
	> Outsourcing Services 0.7%
3,000,000	Quanta Services (a)	110,700,000
	Electrical & Telecom Construction Services
1,144,000	Insperity	35,441,120
	Professional Employer Organization
		146,141,120
	> Conglomerates 0.4%
2,500,000	Aalberts Industries (Netherlands)	87,136,335
	Flow Control & Heat Treatment
	> Waste Management 0.3%
1,500,000	Waste Connections	65,790,000
	Solid Waste Management
Industrial Goods & Services: Total		4,614,995,594
Consumer Goods & Services 15.0%
	> Retail 4.4%
1,759,000	Casey's General Stores	118,890,810
	Owner/Operator of Convenience Stores
1,160,000	ULTA (a)	113,076,800
	Specialty Beauty Product Retailer
1,675,000	Williams-Sonoma	111,622,000
	Home Goods & Furnishing Retailer
Number of Shares		Value
822,845	Fossil (a)	$95,951,955
	Watch Designer & Retailer
4,960,000	Pier 1 Imports	93,644,800
	Home Furnishing Retailer
1,845,498	Shutterfly (a)	78,765,855
	Internet Photo-centric Retailer
1,660,000	Kate Spade & Company (a)	61,569,400
	Global Lifestyle Brand
1,189,000	The Fresh Market (a)	39,950,400
	Specialty Food Retailer
1,050,000	DSW	37,653,000
	Branded Footwear Retailer
1,000,000	Urban Outfitters (a)	36,470,000
	Multi-channel Apparel & Accessory Retailer
1,205,000	Burlington Stores (a)	35,571,600
	Off-Price Apparel Retailer
2,557,000	DIA (Spain)	23,362,214
	Leading Hard Discounter in Spain, Latin America & the Eastern Mediterranean
314,000	Restoration Hardware Holdings (a)	23,107,260
	Specialty Home Furnishing Retailer
300,000	Zulily (a)(c)	15,057,000
	eCommerce Retailer Offering Flash Sale Events
852,000	Massmart Holdings (South Africa)	11,127,470
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
1,500,000	Gaiam (a)(b)	10,875,000
	Healthy Living Catalogs & eCommerce, Non-theatrical Media
		906,695,564
	> Travel 3.3%
4,400,000	Avis Budget Group (a)	214,280,000
	Second Largest Car Rental Company
4,700,000	Hertz (a)	125,208,000
	Largest U.S. Rental Car Operator
1,430,000	Vail Resorts	99,671,000
	Ski Resort Operator & Developer
1,100,000	Expedia	79,750,000
	Online Travel Services Company
1,815,000	HomeAway (a)	68,371,050
	Vacation Rental Online Marketplace
1,412,000	Choice Hotels	64,952,000
	Franchisor of Budget Hotel Brands
2,100,000	Localiza Rent A Car (Brazil)	30,486,558
	Car Rental
		682,718,608
	> Consumer Goods Distribution 1.7%
2,015,000	Pool	123,559,800
	Swimming Pool Supplies & Equipment Distributor
2,305,000	GNC	101,466,100
	Specialty Retailer of Health & Wellness Products
9,700,000	Groupon (a)	76,048,000
	Global Marketplace for Deals

Columbia Acorn® Fund

Statement of Investments, continued

Number of Shares		Value
	> Consumer Goods Distribution—continued
556,000	United Natural Foods (a)	$39,431,520
	Distributor of Natural/Organic Foods to Grocery Stores
900,000	The Chefs' Warehouse (a)	19,260,000
	Distributor of Specialty Foods to Fine Dining Restaurants
		359,765,420
	> Furniture & Textiles 1.0%
3,669,000	Knoll (b)	66,739,110
	Office Furniture
1,765,000	Herman Miller	56,709,450
	Office Furniture
2,325,000	Interface	47,778,750
	Modular Carpet
812,360	Caesarstone (Israel)	44,176,137
	Quartz Countertops
		215,403,447
	> Restaurants 0.9%
2,000,000	Popeye's Louisiana Kitchen (a)(b)	81,280,000
	Popeye's Restaurants
968,000	Domino's Pizza	74,506,960
	Franchisor of Pizza Restaurants
765,000	Fiesta Restaurant Group (a)	34,876,350
	Owns/Operates Two Restaurant Chains: Pollo Tropical & Taco Cabana
		190,663,310
	> Casinos & Gaming 0.8%
1,300,000	Melco Crown Entertainment - ADR (Hong Kong)	50,245,000
	Macau Casino Operator
14,000,000	Melco International (Hong Kong)	47,070,168
	Macau Casino Operator
12,000,000	MGM China Holdings (Hong Kong)	42,396,547
	Macau Casino Operator
30,000,000	Nagacorp (Cambodia)	31,319,176
	Casino/Entertainment Complex in Cambodia
		171,030,891
	> Other Consumer Services 0.7%
1,969,000	Lifetime Fitness (a)	94,708,900
	Sport & Fitness Club Operator
14,500,000	Lifestyle International (Hong Kong)	29,499,130
	Mid- to High-end Department Store Operator in Hong Kong & China
900,000	Blackhawk Network (a)(b)	21,951,000
	Third Party Distributer of Prepaid Content, Mostly Gift Cards
450,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	715,500
	Provide Real Estate Services in China
		146,874,530
Number of Shares		Value
	> Apparel 0.7%
932,000	PVH	$116,285,640
	Apparel Wholesaler & Retailer
2,620,000	Quiksilver (a)	19,676,200
	Action Sports Lifestyle Branded Apparel & Footwear
		135,961,840
	> Food & Beverage 0.6%
4,386,552	Boulder Brands (a)(b)	77,291,046
	Healthy Food Products
1,624,000	B&G Foods	48,898,640
	Acquirer of Small Food Brands
1,665,270	GLG Life Tech (Canada) (a)(b)	753,175
	Produces an All-natural Sweetener Extracted from the Stevia Plant
		126,942,861
	> Educational Services 0.4%
1,300,000	DeVry	55,107,000
	Post-secondary Degree Services
550,000	ITT Educational Services (a)(c)	15,774,000
	Post-secondary Degree Services
		70,881,000
	> Other Durable Goods 0.3%
460,000	Cavco Industries (a)(b)	36,087,000
	Manufactured Homes
1,400,000	Select Comfort (a)	25,312,000
	Specialty Mattresses
		61,399,000
	> Nondurables 0.2%
1,288,000	Prestige Brands Holdings (a)	35,098,000
	Household & Personal Care Products
Consumer Goods & Services: Total		3,103,434,471
Finance 11.6%
	> Banks 4.2%
2,470,000	BOK Financial	170,553,500
	Tulsa-based Southwest Bank
9,000,000	Associated Banc-Corp (b)	162,540,000
	Midwest Bank
885,000	SVB Financial Group (a)	113,970,300
	Bank to Venture Capitalists
2,860,000	MB Financial (b)	88,545,600
	Chicago Bank
1,013,000	City National	79,743,360
	Bank & Asset Manager
1,900,000	Hancock Holding	69,635,000
	Gulf Coast Bank
5,323,500	Valley National Bancorp (c)	55,417,635
	New Jersey/New York Bank
2,200,000	TCF Financial	36,652,000
	Great Lakes Bank
1,162,000	Sandy Spring Bancorp	29,026,760
	Baltimore & Washington, D.C. Bank
4,841,882	First Busey (b)	28,082,916
	Illinois Bank
843,000	Hudson Valley	16,059,150
	Metro New York City Bank

Number of Shares		Value
	> Banks—continued
2,136,500	TrustCo Bank	$15,040,960
	New York State Bank
300,000	OFG Bancorp	5,157,000
	Puerto Rican Bank
		870,424,181
	> Insurance 2.8%
8,900,000	CNO Financial Group	161,090,000
	Life, Long-term Care & Medical Supplement Insurance
833,000	Allied World Holdings	85,957,270
	Commercial Lines Insurance/Reinsurance
2,625,000	Selective Insurance Group	61,215,000
	Commercial & Personal Lines Insurance
1,650,000	Brown & Brown	50,754,000
	Insurance Broker
1,100,000	HCC Insurance Holdings	50,039,000
	Specialty Insurance
675,000	Protective Life	35,498,250
	Life Insurance
800,000	RLI	35,392,000
	Specialty Insurance
250,000	Enstar Group (a)	34,077,500
	Insurance/Reinsurance & Related Services
500,000	The Hanover Insurance Group	30,720,000
	Commercial & Personal Lines Insurance
10,837,000	Rand Merchant Insurance (South Africa)	29,645,289
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
		574,388,309
	> Brokerage & Money Management 1.8%
7,275,000	SEI Investments	244,512,750
	Mutual Fund Administration & Investment Management
3,052,000	Eaton Vance	116,464,320
	Specialty Mutual Funds
1,648,030	Coronation Fund Managers (South Africa)	15,497,242
	South African Fund Manager
		376,474,312
	> Finance Companies 1.5%
2,280,000	H & E Equipment Services (a)(b)	92,226,000
	Heavy Equipment Leasing
2,150,000	McGrath Rentcorp (b)	75,164,000
	Temporary Space & IT Rentals
808,343	World Acceptance (a)(b)(c)	60,690,392
	Personal Loans
1,500,000	CAI International (a)(b)	37,005,000
	International Container Leasing
1,091,000	Marlin Business Services (b)	22,703,710
	Small Equipment Leasing
350,000	Onex Capital (Canada)	19,432,836
	Private Equity
		307,221,938
Number of Shares		Value
	> Credit Cards 0.9%
490,000	Alliance Data Systems (a)	$133,500,500
	Diversified Credit Card Provider
620,000	WEX (a)	58,931,000
	Pay Card Processor
		192,431,500
	> Diversified Financial Companies 0.4%
2,820,000	Leucadia National	78,960,000
	Holding Company
	> Savings & Loans —%
443,742	Simplicity Bancorp (b)	7,809,859
	Los Angeles Savings & Loan
Finance: Total		2,407,710,099
Health Care 9.2%
	> Biotechnology & Drug Delivery 4.0%
4,972,000	Seattle Genetics (a)	226,524,320
	Antibody-based Therapies for Cancer
2,312,309	Synageva Biopharma (a)(b)	191,852,278
	Biotech Focused on Orphan Diseases
1,150,000	BioMarin Pharmaceutical (a)	78,441,500
	Biotech Focused on Orphan Diseases
1,151,982	Ultragenyx (a)(d)(e)	50,406,758
472,707	Ultragenyx (a)	23,110,645
	Biotech Focused on "Ultra-Orphan" Drugs
2,108,000	NPS Pharmaceuticals (a)	63,092,440
	Orphan Drugs & Healthy Royalties
2,050,000	Sarepta Therapeutics (a)(b)	49,261,500
	Biotech Focused on Rare Diseases
690,134	Alnylam Pharmaceuticals (a)	46,335,597
	Biotech Developing Drugs for Rare Diseases
112,000	Intercept Pharmaceuticals (a)	36,936,480
	Biotech Developing Drugs for Several Diseases
1,994,000	Celldex Therapeutics (a)	35,233,980
	Biotech Developing Drugs for Cancer
869,000	InterMune (a)	29,085,430
	Drugs for Pulmonary Fibrosis & Hepatitis C
359,944	MicroDose Therapeutx Contingent Value Rights (a)(d)(e)	907,059
	Drug Inhaler Development
		831,187,987
	> Medical Supplies 2.3%
5,590,000	Cepheid (a)(b)	288,332,200
	Molecular Diagnostics
772,000	Henry Schein (a)	92,153,640
	Largest Distributor of Healthcare Products
580,000	Bio-Techne	49,514,600
	Cytokines, Antibodies & Other Reagents for Life Science
1,153,000	Patterson Companies	48,149,280
	Dental/Vet/Med Distributor
		478,149,720

Columbia Acorn® Fund

Statement of Investments, continued

Number of Shares		Value
	> Health Care Services 1.5%
9,905,000	Allscripts Healthcare Solutions (a)(b)	$178,587,150
	Health Care IT
2,100,000	HealthSouth	75,453,000
	Inpatient Rehabilitation Facilities
1,004,000	Envision Healthcare Holdings (a)	33,965,320
	Provider of Health Care Outsourcing Services
525,000	Medidata Solutions (a)	28,528,500
	Cloud-based Software for Drug Studies
76,000	Castlight Health (a)	1,612,720
	Provider of Cloud-based Software for Managing Health Care Costs
		318,146,690
	> Pharmaceuticals 0.7%
5,290,000	Akorn (a)(b)	116,380,000
	Develops, Manufactures & Sells Specialty Generic Drugs
2,040,000	Alimera Sciences (a)(b)(c)	16,095,600
	Ophthalmology-focused Pharmaceutical Company
416,118	Revance Therapeutics (a)	13,107,717
	Drug Developer Focused on Aesthetics
		145,583,317
	> Medical Equipment & Devices 0.7%
1,240,000	Sirona Dental Systems (a)	92,590,800
	Manufacturer of Dental Equipment
925,000	PerkinElmer	41,680,500
	Analytical Instruments for Life Sciences
		134,271,300
Health Care: Total		1,907,339,014
Energy & Minerals 6.6%
	> Oil & Gas Producers 3.3%
2,322,600	Rosetta Resources (a)	108,186,708
	Oil & Gas Producer Exploring in Texas
1,007,000	SM Energy	71,789,030
	Oil & Gas Producer
717,000	Energen Corporation	57,940,770
	Oil & Gas Producer with Natural Gas Utility
695,000	Range Resources	57,664,150
	Oil & Gas Producer
2,868,000	WPX Energy (a)	51,710,040
	Oil & Gas Produced in U.S. & Argentina
1,861,000	Bill Barrett Corporation (a)	47,641,600
	Oil & Gas Producer in U.S. Rockies
2,200,000	Pacific Rubiales Energy (Colombia)	39,621,891
	Oil Production & Exploration in Colombia
743,000	Baytex (Canada)	30,593,722
	Oil & Gas Producer in Canada
886,000	Cabot Oil and Gas	30,017,680
	Large Natural Gas Producer in Appalachia & Gulf Coast
Number of Shares		Value
1,159,000	Laredo Petroleum (a)	$29,971,740
	Permian Basin Oil Producer
550,000	Carrizo Oil & Gas (a)	29,403,000
	Oil & Gas Producer
1,021,000	Denbury Resources	16,744,400
	Oil Producer Using Co2 Injection
530,000	Forum Energy Technology (a)	16,419,400
	Oil Field Capital Equipment & Consumables
262,000	PDC Energy (a)	16,312,120
	Oil & Gas Producer in U.S.
141,000	Clayton Williams (a)	15,934,410
	Oil & Gas Producer
570,000	Rice Energy (a)	15,042,300
	Natural Gas Producer
1,400,000	DeeThree Exploration (Canada) (a)	12,005,427
	Canadian Oil & Gas Producer
62,000,000	Petromanas (Canada) (a)(b)	11,497,060
	Exploring for Oil in Albania
27,000,000	Shamaran Petroleum (Iraq) (a)	10,990,502
	Oil Exploration & Production in Kurdistan
35,000,000	Petroamerica Oil (Colombia) (a)(b)	9,497,965
	Oil Exploration & Production in Colombia
12,052,000	Canadian Overseas Petroleum (United Kingdom) (a)(b)	3,161,538
8,400,000	Canadian Overseas Petroleum (United Kingdom) (a)(b)(e)	2,093,351
	Oil & Gas Exploration/Production in the North Sea
61,091	Matador Resources (a)	1,496,119
	Oil & Gas Producer in Texas & Louisiana
26,000,000	Petrodorado Energy (Colombia) (a)(b)	940,751
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
		686,675,674
	> Oil Services 2.3%
3,858,000	FMC Technologies (a)	201,734,820
	Oil & Gas Well Head Manufacturer
1,613,000	Hornbeck Offshore (a)	67,439,530
	Supply Vessel Operator in U.S. Gulf of Mexico
784,959	Chart Industries (a)	62,443,488
	Manufacturer of Natural Gas Processing/Storage Equipment
1,314,579	ShawCor (Canada)	54,818,717
	Oil & Gas Pipeline Products
900,000	Atwood Oceanics (a)	45,351,000
	Offshore Drilling Contractor
2,601,900	Horizon North Logistics (Canada)	19,676,060
	Provides Diversified Oil Service Offering in Northern Canada
596,600	Black Diamond Group (Canada)	18,483,537
	Provides Accommodations/Equipment for Oil Sands Development

Number of Shares		Value
	> Oil Services—continued
480,000	Rowan (a)	$16,166,400
	Contract Offshore Driller
		486,113,552
	> Mining 0.8%
387,000	Core Labs (Netherlands)	76,796,280
	Oil & Gas Reservoir Consulting
2,400,000	Alamos Gold (Canada)	21,687,924
500,000	Alamos Gold (Canada) (f)	4,510,000
	Gold Mining
5,000,000	Kirkland Lake Gold (Canada) (a)(b)(c)	15,241,972
	Gold Mining
3,477,459	Northam Platinum (South Africa) (a)	12,858,803
	Platinum Mining in South Africa
2,000,000	Argonaut Gold (Canada) (a)	8,720,036
	Gold & Silver Mining
2,000,000	Allied Nevada Gold (a)(c)	8,620,000
	Gold & Silver Mining
5,979,000	Duluth Metals (Canada) (a)	3,515,468
	Copper & Nickel Miner
2,050,000	Alexco Resource (a)	3,075,000
	Mining, Exploration & Environmental Services
3,000,000	Kaminak Gold (a)(c)	2,170,963
	Exploration Stage Canadian Gold Miner
2,300	Silvercrest Mines (a)	4,203
	Gold & Silver Mining
		157,200,649
	> Alternative Energy 0.1%
3,693,611	RGS Energy (a)(b)(c)	15,032,997
	Residential & Commercial Solar Systems Installer
1,210,300	Synthesis Energy Systems (China) (a)	2,372,188
	Owner/Operator of Gasification Plants/Technology Licenses
		17,405,185
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(d)(e)	13,421,021
	Farmland Operator in Uruguay
Energy & Minerals: Total		1,360,816,081
Other Industries 6.5%
	> Real Estate 4.4%
2,100,000	Extra Space Storage	101,871,000
	Self Storage Facilities
1,760,000	Post Properties	86,416,000
	Multifamily Properties
750,000	Federal Realty	86,040,000
	Shopping Centers
3,225,000	DuPont Fabros Technology	77,625,750
	Data Centers
Number of Shares		Value
7,350,000	EdR (b)	$72,544,500
	Student Housing
24,000,000	Ascendas REIT (Singapore)	43,199,943
	Industrial Property Landlord
5,175,000	DCT Industrial Trust	40,779,000
	Industrial Properties
2,150,000	Terreno Realty (b)	40,656,500
	Industrial Properties
1,900,000	Biomed Realty Trust	38,931,000
	Life Science-focused Office Buildings
325,000	Jones Lang LaSalle	38,512,500
	Real Estate Services
6,250,000	Kite Realty Group	37,500,000
	Community Shopping Centers
1,170,000	Coresite Realty (b)	36,270,000
	Data Centers
1,800,000	St. Joe (a)	34,650,000
	Florida Panhandle Landowner
1,300,000	Hudson Pacific Properties	29,991,000
	West Coast Office Buildings & Production Studios
2,850,000	Summit Hotel Properties	26,448,000
	Owner of Select Service Hotels
110,000	AMERCO	25,533,200
	North American Moving & Storage King
20,000,000	Mapletree Commercial Trust (Singapore)	19,441,895
	Retail & Office Property Landlord
14,000	Orix JREIT (Japan)	17,478,750
	Diversified REIT
950,000	American Residential Properties (a)	17,081,000
	Single-family Rental Properties
24,664,000	Mapletree Greater China Commercial Trust (Hong Kong)	16,001,130
	Retail & Office Property Landlord
12,000,000	CDL Hospitality Trust (Singapore)	15,819,022
	Hotel Owner/Operator
400,000	RE/MAX	11,532,000
	Residential Real Estate Broker
		914,322,190
	> Transportation 1.5%
3,100,000	Rush Enterprises, Class A (a)(b)	100,688,000
550,000	Rush Enterprises, Class B (a)(b)	15,521,000
	Truck Sales & Service
846,000	Kirby (a)	85,657,500
	Largest Operator of U.S. (Jones Act) Liquid Tank Barges
1,085,000	JB Hunt Transport Services	78,033,200
	Truck & Intermodal Carrier
300,000	Genesee & Wyoming (a)	29,196,000
	Short-line Operator
		309,095,700

Columbia Acorn® Fund

Statement of Investments, continued

Number of Shares		Value
	> Regulated Utilities 0.6%
2,000,000	Northeast Utilities	$91,000,000
	Regulated Electric Utility
700,000	Wisconsin Energy	32,585,000
	Wisconsin Utility
		123,585,000
Other Industries: Total		1,347,002,890
Total Equities: 97.7% (Cost: $10,543,491,152)		20,263,202,117	(g)
Short-Term Investments 2.5%
280,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	280,000,000
246,037,979	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	246,037,979
Total Short-Term Investments: 2.5% (Cost: $526,037,979)		526,037,979
Number of Shares		Value
Securities Lending Collateral 0.4%
88,536,596	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (h)	$88,536,596
Total Securities Lending Collateral: 0.4% (Cost: $88,536,596)		88,536,596
Total Investments: 100.6% (Cost: $11,158,065,727) (i)		20,877,776,692 (j)
Obligation to Return Collateral for Securities Loaned: (0.4)%		(88,536,596)
Cash and Other Assets Less Liabilities: (0.2)%		(42,968,107)
Net Assets: 100.0%		$20,746,271,989

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2014, are as follows:

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/14	Value	Dividend
Donaldson	8,400,000	-	-	8,400,000	$356,160,000	$1,176,000
Mettler-Toledo International	1,475,000	-	-	1,475,000	347,628,000	-
tw telecom	9,500,000	-	-	9,500,000	296,970,000	-
Cepheid	6,170,000	-	580,000	5,590,000	288,332,200	-
Nordson	3,400,000	-	-	3,400,000	239,666,000	612,000
Informatica	5,500,000	550,000	-	6,050,000	228,569,000	-
Moog	3,230,000	-	-	3,230,000	211,597,300	-
Bally Technologies	3,105,000	-	77,000	3,028,000	200,665,560	-
Synageva Biopharma	2,392,000	-	79,691	2,312,309	191,852,278	-
Allscripts Healthcare Solutions	9,905,000	-	-	9,905,000	178,587,150	-
HEICO	3,828,750	-	-	3,828,750	166,206,038	-
Associated Banc-Corp	9,000,000	-	-	9,000,000	162,540,000	810,000
iGATE	4,150,000	-	-	4,150,000	130,891,000	-
Akorn	5,417,981	-	127,981	5,290,000	116,380,000	-
Rush Enterprises	3,650,000	-	-	3,650,000	116,209,000	-
Drew Industries	1,780,000	-	-	1,780,000	96,476,000	-
Pier 1 Imports (1)	7,185,000	-	2,225,000	4,960,000	93,644,800	431,100
H & E Equipment Services	2,508,816	-	228,816	2,280,000	92,226,000	-
MB Financial	2,860,000	-	-	2,860,000	88,545,600	343,200
Popeye's Louisiana Kitchen	2,000,000	-	-	2,000,000	81,280,000	-
ESCO Technologies	2,300,000	-	-	2,300,000	80,937,000	-
DuPont Fabros Technology (1)	3,625,000	-	400,000	3,225,000	77,625,750	-
Boulder Brands	2,886,552	1,500,000		4,386,552	77,291,046	-
McGrath Rentcorp	2,150,000	-	-	2,150,000	75,164,000	516,000
Navigant Consulting	4,025,000	-	-	4,025,000	75,106,500	-
Globalstar (1)	25,500,000	2,150,000	-	27,650,000	73,272,500	-
EdR	7,350,000	-	-	7,350,000	72,544,500	808,500
Knoll	3,669,000	-	-	3,669,000	66,739,110	440,280
Virtusa	1,985,000	-	150,000	1,835,000	61,490,850	-

> Notes to Statement of Investments

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/14	Value	Dividend
World Acceptance	850,000	-	41,657	808,343	$60,690,392	$-
Sarepta Therapeutics	2,050,000	-	-	2,050,000	49,261,500	-
SPS Commerce (1)	900,000	-	150,000	750,000	46,087,500	-
Terreno Realty	2,020,931	129,069	-	2,150,000	40,656,500	-
Tangoe	2,100,000	-	-	2,100,000	39,039,000	-
CAI International	1,500,000	-	-	1,500,000	37,005,000	-
Coresite Realty	1,170,000	-	-	1,170,000	36,270,000	409,500
II-VI (1)	3,640,000	-	1,301,000	2,339,000	36,090,770	-
Cavco Industries	460,000	-	-	460,000	36,087,000	-
InContact	3,740,596	338	-	3,740,934	35,912,966	-
Insperity (1)	1,400,000	-	256,000	1,144,000	35,441,120	194,480
First Busey	4,841,882	-	-	4,841,882	28,082,916	193,675
Marlin Business Services	1,091,000	-	-	1,091,000	22,703,710	120,010
Blackhawk Network	900,000	-	-	900,000	21,951,000	-
Hackett Group	3,274,000	-	-	3,274,000	19,578,520	-
Boingo Wireless	2,500,000	-	-	2,500,000	16,950,000	-
Alimera Sciences	2,040,000	-	-	2,040,000	16,095,600	-
Kirkland Lake Gold	4,900,000	100,000	-	5,000,000	15,241,972	-
RGS Energy	2,600,000	1,093,611	-	3,693,611	15,032,997	-
Exa	1,000,000	-	-	1,000,000	13,260,000	-
Petromanas	51,359,500	10,640,500	-	62,000,000	11,497,060	-
Gaiam	1,500,000	-	-	1,500,000	10,875,000	-
Petroamerica Oil	35,000,000	-	-	35,000,000	9,497,965	-
Towerstream	3,319,900	680,100	-	4,000,000	9,400,000	-
Simplicity Bancorp	452,146	-	8,404	443,742	7,809,859	36,172
Canadian Overseas Petroleum	19,471,000	981,000	-	20,452,000	5,254,889	-
Duluth Metals (1)	7,025,500	-	1,046,500	5,979,000	3,515,468	-
Acorn Energy (1)	1,161,957	-	721,135	440,822	1,494,387	-
Petrodorado Energy	26,000,000	-	-	26,000,000	940,751	-
GLG Life Tech	1,665,270	-	-	1,665,270	753,175	-
Total of Affiliated Transactions	338,881,781	17,824,618	7,393,184	349,313,215	$5,027,074,199	$6,090,917

(1)  At March 31, 2014, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at March 31, 2014, was $2,372,691,304 and $4,659,901,904, respectively. Investments in affiliated companies represented 22.46% of the Fund's total net assets at March 31, 2014.

(c)  All or a portion of this security was on loan at March 31, 2014. The total market value of securities on loan at March 31, 2014 was $86,548,043.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At March 31, 2014, the market value of these securities amounted to $66,828,189, which represented 0.32% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Ultragenyx	12/19/12	1,151,982	$9,999,999	$50,406,758
Union Agriculture Group	12/8/10-6/27/12	1,306,818	15,000,000	13,421,021
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591,152	2,093,351
MicroDose Therapeutx Contingent Value Rights	8/14/13	359,944	-	907,059
			$28,591,151	$66,828,189

(f)  Security is traded on a U.S. exchange.

Columbia Acorn® Fund

Statement of Investments, continued

> Notes to Statement of Investments

(g)  On March 31, 2014, the market value of foreign securities represented 6.99% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$274,387,451	1.32
Netherlands	196,543,233	0.95
Hong Kong	185,211,975	0.89
Singapore	106,091,880	0.51
Sweden	99,344,530	0.48
South Africa	69,128,804	0.34
Denmark	56,636,017	0.27
India	54,336,499	0.26
France	52,465,590	0.25
Colombia	50,060,607	0.24
Israel	44,176,137	0.21
Germany	43,626,442	0.21
Japan	36,855,943	0.18
Cambodia	31,319,176	0.15
Brazil	30,486,558	0.15
Russia	29,344,680	0.14
Chile	24,637,255	0.12
Spain	23,362,214	0.11
Uruguay	13,421,021	0.06
Iraq	10,990,502	0.05
Iceland	9,270,348	0.05
United Kingdom	5,254,889	0.03
China	3,087,688	0.02
Total Foreign Portfolio	$1,450,039,439	6.99

(h)  Investment made with cash collateral received from securities lending activity.

(i)  At March 31, 2014, for federal income tax purposes, the cost of investments was $11,158,065,727 and net unrealized appreciation was $9,719,710,965 consisting of gross unrealized appreciation of $10,013,739,561 and gross unrealized depreciation of $294,028,596.

(j)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2013.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

> Notes to Statement of Investments

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$5,324,053,600	$197,850,368	$-	$5,521,903,968
Industrial Goods & Services	4,366,411,370	248,584,224	-	4,614,995,594
Consumer Goods & Services	2,918,659,766	184,774,705	-	3,103,434,471
Finance	2,362,567,568	45,142,531	-	2,407,710,099
Health Care	1,856,025,197	50,406,758	907,059	1,907,339,014
Energy & Minerals	1,332,442,906	14,952,154	13,421,021	1,360,816,081
Other Industries	1,235,062,150	111,940,740	-	1,347,002,890
Total Equities	19,395,222,557	853,651,480	14,328,080	20,263,202,117
Total Short-Term Investments	526,037,979	-	-	526,037,979
Total Securities Lending Collateral	88,536,596	-	-	88,536,596
Total Investments	$20,009,797,132	$853,651,480	$14,328,080	$20,877,776,692

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn International®

Major Portfolio Changes in the First Quarter

	Number of Shares
	12/31/13	3/31/14
Purchases
Asia
> Japan
Aeon Mall	0	960,000
Benesse	959,800	1,105,800
Glory	1,400,000	1,521,900
Makita	500,000	630,000
Misumi Group	808,200	1,050,000
MonotaRO	800,000	1,000,000
Nabtesco	1,443,000	1,600,000
NGK Insulators	1,295,000	1,567,000
Nippon Kayaku	2,329,000	2,709,000
Nippon Paint	1,297,000	1,658,000
NOF	3,409,000	4,407,000
Rohto Pharmaceutical	0	518,100
Sanrio	539,000	744,000
Santen Pharmaceutical	581,600	661,600
Suruga Bank	1,530,000	1,638,000
Tamron	573,700	1,132,000
Wacom	3,388,000	3,948,000
> Taiwan
Hermes Microvision	0	223,000
Novatek Microelectronics	0	4,305,000
> Hong Kong
Mapletree Greater China Commercial Trust	25,000,000	40,000,000
Sa Sa International	30,000,000	38,000,000
> Korea
Samsung Securities	545,000	815,000
Soulbrain	0	359,000
> China
BitAuto - ADR	0	606,476
NewOcean Energy	0	17,994,000
Sihuan Pharmaceuticals	4,864,000	18,460,000
SouFun - ADR	241,797	308,030
WuXi PharmaTech - ADR	2,357,000	2,500,000
> Singapore
Petra Foods	6,220,000	9,300,000
> India
Zee Entertainment Enterprises	0	9,885,176
> Indonesia
Arwana Citramulia	97,713,000	149,672,000
> Philippines
Universal Robina	0	1,486,250
	Number of Shares
	12/31/13	3/31/14
Europe
> United Kingdom
Cable and Wireless	34,752,000	35,245,747
Ocado	1,864,319	2,971,319
RPS Group	3,676,860	4,365,000
Shaftesbury	3,565,000	3,921,500
> Germany
MTU Aero Engines	0	300,000
> Sweden
Mekonomen	0	1,044,000
Swedish Match	0	1,580,000
> France
Neopost	1,107,000	1,350,000
> Spain
Bolsas y Mercados Españoles	700,745	720,000
DIA	6,064,000	7,055,000
Prosegur	3,116,681	4,050,000
> Russia
Yandex	1,548,874	1,980,874
Other Countries
> Canada
Baytex	263,857	690,857
> Australia
Amcor	3,816,000	6,520,000
IAG	11,200,000	13,800,000
> United States
Hornbeck Offshore	576,500	634,500
> New Zealand
Sky City Entertainment	7,000,000	8,000,000
Latin America
> Mexico
Qualitas	14,432,000	15,876,000
> Chile
Sociedad Quimica y Minera de Chile - ADR	814,000	840,872

	Number of Shares
	12/31/13	3/31/14
Sales
Asia
> Japan
Ain Pharmaciez	473,292	429,492
FP Corporation	629,600	0
Hamamatsu Photonics	709,500	602,500
Hoshizaki Electric	950,000	780,000
Kuraray	2,378,100	0
Miraca Holdings	535,706	59,106
NGK Spark Plug	1,584,000	1,350,000
Nihon Parkerizing	1,122,080	1,065,780
Omron	1,071,000	709,000
Park24	2,300,000	2,100,000
Seven Bank	7,648,000	7,165,000
Sintokogio	278,300	0
Start Today	1,270,000	864,200
Toyo Suisan Kaisha	958,900	749,900
> Taiwan
CTCI Corp	15,370,000	11,600,000
Flexium Interconnect	3,230,262	0
Ginko International	2,100,000	1,750,000
Lite-On Technology	20,116,253	11,716,253
Radiant Opto-Electronics	2,064,000	0
St. Shine Optical	2,350,000	1,747,000
Taiwan Mobile	7,320,000	0
> Hong Kong
AAC Technologies	4,687,000	0
ASM Pacific	537,900	0
Kingboard Chemicals	11,287,000	6,287,000
Lifestyle International	12,625,500	10,000,000
Melco Crown Entertainment - ADR	3,000,000	2,500,000
> Korea
Coway	497,580	402,580
Nexen Tire	704,000	0
> China
58.com	239,400	0
Biostime	4,600,000	3,850,000
> Singapore
Mapletree Industrial Trust	15,000,000	11,663,000
> India
TTK Prestige	95,500	0
> Philippines
Int'l Container Terminal	3,336,920	0
SM Prime Holdings	50,000,000	21,994,200
	Number of Shares
	12/31/13	3/31/14
Europe
> United Kingdom
Abcam	3,850,000	3,740,000
Babcock International	2,515,000	2,450,000
Domino's Pizza UK & Ireland	3,583,000	2,660,000
Foxtons	1,364,000	0
Intertek Group	160,000	0
Rightmove	646,000	564,000
Smiths News	10,944,000	10,026,000
Tullow Oil	283,581	0
WH Smith	2,789,621	2,430,000
> Netherlands
Fugro	214,891	0
> Germany
Bertrandt	90,000	0
Deutsche Beteiligungs	234,621	72,393
> Sweden
Hexagon	2,655,522	2,308,522
Unibet	843,196	784,000
> Switzerland
Partners Group	286,300	263,500
Zehnder	380,000	283,306
> France
Eurofins Scientific	314,000	146,000
Norbert Dentressangle	308,400	163,400
Saft	820,000	708,000
> Finland
Konecranes	761,000	711,000
> Norway
Atea	3,281,864	2,814,434
> Russia
Moscow Exchange	12,636,000	0
QIWI - ADR	498,947	0
> Italy
Pirelli	2,984,000	1,959,000
Other Countries
> Canada
AG Growth	609,828	507,064
Athabasca Oil Sands	450,000	0
Pan Orient	1,151,238	0
ShawCor	1,084,597	1,067,730
> Australia
Orora	3,816,000	0
> United States
Atwood Oceanics	772,080	592,080
Rowan	1,052,900	685,900

Columbia Acorn International®

Major Portfolio Changes in the First Quarter, continued

	Number of Shares
	12/31/13	3/31/14
Sales (continued)
Latin America
> Mexico
Genomma Lab Internacional	15,972,815	15,347,000
> Chile
Empresas Hites	23,162,664	0

Columbia Acorn International®

Statement of Investments, March 31, 2014

Number of Shares		Value
		Equities: 95.3%
Asia 41.9%
	> Japan 19.3%
4,784,600	Kansai Paint	$68,116,492
	Paint Producer in Japan, India, China & Southeast Asia
501,000	Rinnai	44,068,982
	Gas Appliances for Household & Commercial Use
1,105,800	Benesse	42,295,037
	Education Service Provider
1,521,900	Glory	41,733,156
	Currency Handling Systems & Related Equipment
33,000	Orix JREIT	41,199,910
	Diversified REIT
2,100,000	Park24	39,902,421
	Parking Lot Operator
1,450,000	Japan Airport Terminal	37,605,794
	Airport Terminal Operator at Haneda
1,658,000	Aica Kogyo	36,968,904
	Laminated Sheets, Building Materials & Chemical Adhesives
1,600,000	Nabtesco	36,931,139
	Machinery Components
816,000	Kintetsu World Express	36,256,792
	Airfreight Logistics
630,000	Makita	34,683,781
	Power Tools
1,456,000	Ariake Japan	33,792,951
	Manufacturer of Soup/Sauce Extracts
1,567,000	NGK Insulators	32,690,295
	Ceramic Products for Auto, Power & Electronics
4,407,000	NOF	31,875,277
	Specialty Chemicals, Life Science & Rocket Fuels
11,000,000	Aozora Bank	31,319,292
	Commercial Bank
975,000	Nakanishi	31,203,106
	Dental Tools & Machinery
2,709,000	Nippon Kayaku	30,453,125
	Functional Chemicals, Pharmaceuticals & Auto Safety Systems
2,350,000	Ushio	30,357,602
	Industrial Light Sources
1,350,000	NGK Spark Plug	30,337,223
	Automobile Parts
5,950	Kenedix Office Investment (a)	29,506,123
	Tokyo Mid-size Office REIT
293,000	Shimano	29,471,912
	Manufacturer of Bicycle Components & Fishing Tackle
780,000	Hoshizaki Electric	29,457,208
	Commercial Kitchen Equipment
709,000	Omron	29,336,100
	Electric Components for Factory Automation
661,600	Santen Pharmaceutical	29,273,902
	Specialty Pharma (Ophthalmic Medicine)
Number of Shares		Value
1,050,000	Misumi Group	$29,094,058
	Industrial Components Distributor
1,638,000	Suruga Bank	28,854,301
	Regional Bank
7,165,000	Seven Bank	28,118,315
	ATM Processing Services
203,400	Hirose Electric	27,964,108
	Electrical Connectors
930,000	JIN (a)	27,760,368
	Eyeglasses Retailer
1,600,000	OSG	27,717,218
	Consumable Cutting Tools
3,948,000	Wacom	27,665,977
	Computer Graphic Illustration Devices
1,580,000	Daiseki	27,323,591
	Waste Disposal & Recycling
602,500	Hamamatsu Photonics	27,180,355
	Optical Sensors for Medical & Industrial Applications
1,132,000	Tamron (a)	26,743,772
	Camera Lens Maker
2,100,000	Asahi Diamond Industrial	26,715,473
	Consumable Diamond Tools
12,800	Nippon Prologis REIT	25,837,667
	Logistics REIT in Japan
1,000,000	MonotaRO (a)	25,364,237
	Online MRO (Maintenance, Repair, Operations) Goods Distributor in Japan
744,000	Sanrio	25,113,606
	Character Goods & Licensing
1,658,000	Nippon Paint	25,104,598
	Paints for Automotive, Decorative & Industrial Usage
749,900	Toyo Suisan Kaisha	25,057,109
	Instant Noodle Manufacturer
3,000	Industrial & Infrastructure Fund (a)	24,688,619
	Industrial REIT in Japan
1,600,000	Doshisha	24,654,403
	Wholesaler of Household Products
1,065,780	Nihon Parkerizing	24,604,626
	Metal Surface Treatment Agents & Processing Service
960,000	Aeon Mall	24,594,724
	Suburban Shopping Mall Developer, Owner & Operator
388,400	Disco	24,172,915
	Semiconductor Dicing & Grinding Equipment
566,700	Itochu Techno-Science	23,933,593
	IT Network Equipment Sales & Services
755,000	OBIC	23,824,981
	Computer Software
532,000	FamilyMart	23,395,257
	Convenience Store Operator
864,200	Start Today	22,108,181
	Online Japanese Apparel Retailer
255,800	Hikari Tsushin	21,603,593
	Distribution of Office IT/Mobiles/Insurance

Columbia Acorn International®

Statement of Investments, continued

Number of Shares		Value
	> Japan—continued
429,492	Ain Pharmaciez	$19,856,845
	Dispensing Pharmacy/Drugstore Operator
835,000	Icom (b)	19,142,567
	Two Way Radio Communication Equipment
571,080	Milbon	18,986,446
	Manufacturer of Hair Products
3,918	Global One Real Estate	11,520,103
	Office REIT
518,100	Rohto Pharmaceutical	9,148,728
	Pharmaceutical, Health & Beauty Products
5,430	Mori Hills REIT Investment	7,179,672
	Tokyo-centric Diversified REIT
1,575,000	Lifenet Insurance (c)	6,486,057
	Online Life Insurance Company in Japan
59,106	Miraca Holdings	2,589,229
	Outsourced Lab Testing, Diagnostic Equipment & Reagents
		1,622,941,816
	> Taiwan 3.8%
29,700,000	Far EasTone Telecom	62,868,843
	Taiwan's Third Largest Mobile Operator
7,306,000	Delta Electronics	45,247,803
	Industrial Automation, Switching Power Supplies & Passive Components
1,747,000	St. Shine Optical	39,049,735
	World's Leading Disposable Contact Lens OEM (Original Equipment Manufacturer)
1,750,000	Ginko International	30,236,697
	Largest Contact Lens Maker in China
4,499,000	Advantech	29,225,066
	Industrial PC & Components
2,930,000	President Chain Store	20,671,588
	Convenience Chain Store Operator
4,305,000	Novatek Microelectronics	19,787,695
	Display-related Integrated Circuit Designer
11,716,253	Lite-On Technology	17,516,169
	Mobile Device, LED & PC Server Component Supplier
11,600,000	CTCI Corp	17,416,031
	International Engineering Firm
6,413,000	Chroma Ate	15,318,440
	Automatic Test Systems, Testing & Measurement Instruments
2,027,000	PC Home	15,210,709
	Taiwanese Internet Retail Company
223,000	Hermes Microvision	8,952,985
	E-beam Inspection Systems for Semiconductor Integrated Circuits
		321,501,761
	> Hong Kong 3.8%
2,500,000	Melco Crown Entertainment - ADR (c)	96,625,000
	Macau Casino Operator
Number of Shares		Value
20,000,000	Melco International	$67,243,097
	Macau Casino Operator
10,000,000	MGM China Holdings	35,330,456
	Macau Casino Operator
38,000,000	Sa Sa International (a)	30,537,327
	Cosmetics Retailer
20,000,000	Vitasoy International	29,068,619
	Hong Kong Soy Food Brand
40,000,000	Mapletree Greater China Commercial Trust	25,950,584
	Retail & Office Property Landlord
10,000,000	Lifestyle International	20,344,227
	Mid- to High-end Department Store Operator in Hong Kong & China
6,287,000	Kingboard Chemicals	12,293,645
	Paper & Glass Laminates, PCB, Specialty Chemicals & Properties
		317,392,955
	> Korea 3.0%
1,424,261	Paradise	43,538,822
	Korean 'Foreigner Only' Casino Operator
74,400	KCC	38,192,780
	Paint & Housing Material Manufacturer
519,217	LS Industrial Systems	32,835,785
	Manufacturer of Electrical & Automation Equipment
246,300	CJ Corp	31,548,538
	Holding Company of Korean Consumer Conglomerate
815,000	Samsung Securities	29,979,815
	Brokerage & Wealth Management
465,540	KEPCO Plant Service & Engineering	29,684,343
	Power Plant & Grid Maintenance
402,580	Coway	28,215,079
	Household Appliance Rental Service Provider
359,000	Soulbrain	12,959,988
	Electronic Chemical Producer
17,583	AmorePacific Group	8,465,544
	Holding Company of Korea's Leading Cosmetics Manufacturer
		255,420,694
	> China 2.7%
2,500,000	WuXi PharmaTech - ADR (c)	92,150,000
	Largest Contract Research Organization Business in China
3,850,000	Biostime	26,452,963
	Pediatric Nutrition & Baby Care Products Provider
18,460,000	Sihuan Pharmaceuticals	22,300,753
	Leading Chinese Generic Drug Manufacturer
606,476	BitAuto - ADR (c)	21,736,100
	Auto Vertical Website
308,030	SouFun - ADR (a)	21,075,413
	Chinese Real Estate Internet Portal
11,020,000	Want Want	16,487,275
	Chinese Branded Consumer Food Company

Number of Shares		Value
	> China—continued
17,994,000	NewOcean Energy (a)	$13,966,362
	Southern China Liquefied Petroleum Gas Distributor
35,119,000	AMVIG Holdings	13,443,371
	Chinese Tobacco Packaging Material Supplier
		227,612,237
	> Singapore 2.3%
40,000,000	Mapletree Commercial Trust	38,883,790
	Retail & Office Property Landlord
9,300,000	Petra Foods	27,281,183
	Cocoa Processor & Chocolate Manufacturer
9,780,000	Super Group	27,103,553
	Instant Food & Beverages in Southeast Asia
20,000,000	CDL Hospitality Trust	26,365,037
	Hotel Owner/Operator
13,500,000	Ascendas REIT	24,299,968
	Industrial Property Landlord
3,800,000	Singapore Exchange	20,999,575
	Singapore Equity & Derivatives Market Operator
19,032,000	Mapletree Logistics Trust	15,822,599
	Industrial Property Landlord
11,663,000	Mapletree Industrial Trust	12,679,060
	Industrial Property Landlord
		193,434,765
	> India 2.1%
9,885,176	Zee Entertainment Enterprises	44,960,179
	India's Leading Programmer of Pay Television Content
3,423,265	Asian Paints	31,435,688
	India's Largest Paint Company
7,500,000	Adani Ports & Special Economic Zone	23,588,962
	Indian West Coast Shipping Port
1,655,000	United Breweries	22,863,542
	India's Largest Brewer
920,000	Colgate Palmolive India	21,147,633
	Consumer Products in Oral Care
12,909,000	Redington India	17,067,884
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
90,000	Bosch	16,440,167
	Automotive Parts
1,390,871	SKIL Ports and Logistics (c)	1,704,311
	Indian Container Port Project
		179,208,366
	> Indonesia 1.8%
31,764,600	Archipelago Resources (b)(d)(e)(f)	28,596,433
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
400,000,000	Ace Indonesia	26,511,119
	Home Improvement Retailer
48,000,000	Tower Bersama Infrastructure (c)	25,449,168
	Communications Towers
Number of Shares		Value
14,292,500	Matahari Department Store (c)	$17,570,525
	Largest Department Store Chain in Indonesia
58,000,000	Surya Citra Media	16,405,380
	Free to Air TV Station in Indonesia
5,600,000	Mayora Indah	14,885,291
	Consumer Branded Food Manufacturer
149,672,000	Arwana Citramulia	12,491,520
	Ceramic Tiles for Home Decoration
49,000,000	MNC Skyvision	10,340,631
	Largest Satellite Pay TV Operator in Indonesia
		152,250,067
	> Thailand 1.1%
116,666,667	Home Product Center	35,110,668
	Home Improvement Retailer
4,500,000	Airports of Thailand	26,983,276
	Airport Operator of Thailand
16,000,000	Robinson's Department Store	26,090,462
	Department Store Operator in Thailand
10,000,000	Samui Airport Property Fund	4,940,651
	Thai Airport Operator
		93,125,057
	> Philippines 1.0%
19,000,000	Puregold Price Club	18,665,545
	Supermarket Operator in the Philippines
12,138,840	Robinsons Retail Holdings (c)	18,406,203
	Multi-format Retailer in the Philippines
60,000,000	Melco Crown Philippines Resorts (c)	17,424,590
	Integrated Resort Operator in Manila
6,960,000	Security Bank	16,451,219
	Commercial Bank in the Philippines
21,994,200	SM Prime Holdings	7,185,619
	Shopping Mall Operator & Property Developer
1,486,250	Universal Robina	4,716,222
	Branded Consumer Food Manufacturer in the Philippines
		82,849,398
	> Cambodia 0.7%
60,000,000	Nagacorp	62,638,352
	Casino/Entertainment Complex in Cambodia
	> Malaysia 0.3%
5,000,000	Aeon	22,018,068
	Shopping Center & Department Store Operator
Asia: Total		3,530,393,536
Europe 33.5%
	> United Kingdom 9.9%
4,560,000	Jardine Lloyd Thompson Group	80,887,457
	International Business Insurance Broker
1,500,000	Spirax Sarco	72,270,959
	Steam Systems for Manufacturing & Process Industries

Columbia Acorn International®

Statement of Investments, continued

Number of Shares		Value
	> United Kingdom—continued
2,450,000	Babcock International	$55,018,455
	Public Sector Outsourcer
3,240,000	Smith & Nephew	49,100,239
	Medical Equipment & Supplies
2,430,000	WH Smith	48,735,633
	Newsprint, Books & General Stationery Retailer
3,937,000	Telecity	45,813,719
	European Data Center Provider
3,921,500	Shaftesbury	43,018,259
	London Prime Retail REIT
960,100	Croda	40,752,061
	Oleochemicals & Industrial Chemicals
958,646	Fidessa Group	40,546,507
	Software for Financial Trading Systems
7,250,000	Elementis	34,628,792
	Specialty Chemicals
3,234,993	PureCircle (c)	33,006,501
	Natural Sweeteners
466,940	Whitbread	32,399,467
	The UK's Leading Hotelier & Coffee Shop
908,500	AVEVA	31,715,848
	Engineering Software
35,245,747	Cable and Wireless	30,907,735
	Leading Telecoms Service Provider in the Caribbean
1,025,000	Aggreko	25,649,522
	Temporary Power & Temperature Control Services
10,026,000	Smiths News (b)	25,364,781
	Newspaper & Magazine Distributor
564,000	Rightmove	24,804,393
	Internet Real Estate Listings
3,218,000	Halford's	24,775,058
	The UK's Leading Retailer of Leisure Goods & Auto Parts
2,660,000	Domino's Pizza UK & Ireland	24,456,926
	Pizza Delivery in UK, Ireland & Germany
3,740,000	Abcam	24,254,701
	Online Sales of Antibodies
2,971,319	Ocado (c)	22,816,442
	Leading Online Grocery Retailer
4,365,000	RPS Group	22,748,247
	Consultant Specializing in Energy, Water, Urban Planning, Health & Safety
		833,671,702
	> Netherlands 3.3%
2,491,770	Aalberts Industries	86,849,482
	Flow Control & Heat Treatment
531,700	Gemalto	61,925,235
	Digital Security Solutions
1,178,288	TKH Group	41,149,842
	Dutch Industrial Conglomerate
1,068,478	Arcadis	41,090,552
	Engineering Consultants
Number of Shares		Value
143,395	Core Labs	$28,455,304
	Oil & Gas Reservoir Consulting
404,124	Vopak	22,564,723
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		282,035,138
	> Germany 3.3%
1,663,000	Wirecard	69,005,861
	Online Payment Processing & Risk Management
148,295	Rational	52,811,173
	Commercial Ovens
795,000	NORMA Group	42,128,076
	Clamps for Automotive & Industrial Applications
795,000	Aurelius	30,239,339
	European Turnaround Investor
2,350,000	TAG Immobilien	29,137,288
	Owner of Residential Properties in Germany
300,000	MTU Aero Engines	27,880,872
	Airplane Engine Components & Services
595,000	Elringklinger	23,451,660
	Automobile Components
72,393	Deutsche Beteiligungs (a)	2,012,595
	Private Equity Investment Management
		276,666,864
	> Sweden 3.0%
2,308,522	Hexagon	78,433,321
	Design, Measurement & Visualization Software & Equipment
3,255,024	Sweco	54,440,670
	Engineering Consultants
1,580,000	Swedish Match	51,630,796
	Market Leader in Swedish Snus
784,000	Unibet	39,367,767
	European Online Gaming Operator
1,044,000	Mekonomen	28,792,547
	Leading Nordic Integrated Wholesaler/ Retailer of Automotive Parts & Service
		252,665,101
	> Switzerland 2.8%
263,500	Partners Group	74,038,120
	Private Markets Asset Management
16,300	Sika	66,671,342
	Chemicals for Construction & Industrial Applications
179,000	Geberit	58,617,160
	Plumbing Supplies
72,500	INFICON	26,857,927
	Gas Detection Instruments
283,306	Zehnder	12,433,994
	Radiators & Heat Recovery Ventilation Systems
		238,618,543

Number of Shares		Value
	> France 2.5%
1,350,000	Neopost (a)	$106,605,278
	Postage Meter Machines
146,000	Eurofins Scientific	43,696,978
	Food, Pharmaceuticals & Materials Screening & Testing
163,400	Norbert Dentressangle	26,765,334
	Leading European Logistics & Transport Group
708,000	Saft	24,745,286
	Niche Battery Manufacturer
1,831,204	Hi-Media (c)	5,878,025
	Online Advertiser in Europe
		207,690,901
	> Denmark 2.0%
1,702,063	SimCorp	69,095,714
	Software for Investment Managers
1,315,800	Novozymes	57,858,441
	Industrial Enzymes
709,000	Jyske Bank (c)	38,960,429
	Danish Bank
		165,914,584
	> Spain 1.9%
7,055,000	DIA	64,458,515
	Leading Hard Discounter in Spain, Latin America & the Eastern Mediterranean
700,000	Viscofan	36,611,726
	Sausage Casings Maker
720,000	Bolsas y Mercados Españoles	29,295,993
	Spanish Stock Markets
4,050,000	Prosegur	26,056,175
	Security Guards
		156,422,409
	> Finland 1.3%
1,226,866	Vacon (a)	51,719,857
	Leading Independent Manufacturer of Variable Speed Alternating Current Drives
1,669,000	Tikkurila (a)	39,317,981
	Decorative & Industrial Paint in Scandinavia & Central & Eastern Europe
711,000	Konecranes (a)	22,656,040
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
		113,693,878
	> Norway 1.1%
4,154,000	Orkla	35,415,629
	Food & Brands, Aluminum, Chemicals Conglomerate
2,814,434	Atea	30,904,345
	Nordic IT Hardware/Software Reseller & Installation Company
1,321,000	Subsea 7	24,554,477
	Offshore Subsea Contractor
		90,874,451
	> Russia 0.7%
1,980,874	Yandex (c)	59,802,586
	Search Engine for Russian & Turkish Languages
Number of Shares		Value
	> Kazakhstan 0.5%
5,143,000	Halyk Savings Bank of Kazakhstan - GDR	$42,686,900
	Largest Retail Bank & Insurer in Kazakhstan
	> Italy 0.4%
1,959,000	Pirelli	30,766,497
	Global Tire Supplier
	> Belgium 0.3%
437,465	EVS Broadcast Equipment	28,343,733
	Digital Live Mobile Production Software & Systems
	> Iceland 0.3%
28,312,499	Marel (g)	19,891,497
7,670,000	Marel (g)	7,110,357
	Largest Manufacturer of Poultry & Fish Processing Equipment
		27,001,854
	> Turkey 0.2%
1,785,000	Bizim Toptan	17,101,697
	Cash & Carry Stores in Turkey
Europe: Total		2,823,956,838
Other Countries 15.4%
	> South Africa 4.4%
14,231,161	Coronation Fund Managers	133,822,657
	South African Fund Manager
777,188	Naspers	85,731,337
	Media in Africa, China, Russia & Other Emerging Markets
19,098,300	Rand Merchant Insurance	52,244,590
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
2,644,083	Mr. Price	39,533,160
	South African Retailer of Apparel, Household & Sporting Goods
8,679,940	Northam Platinum (c)	32,096,321
	Platinum Mining in South Africa
2,230,504	Massmart Holdings	29,131,297
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
		372,559,362
	> Canada 4.0%
961,772	CCL Industries	82,405,286
	Largest Global Label Converter
1,067,730	ShawCor	44,524,969
	Oil & Gas Pipeline Products
3,188,000	CAE	41,958,752
	Flight Simulator Equipment & Training Centers
653,200	Onex Capital	36,267,224
	Private Equity
690,857	Baytex	28,446,685
	Oil & Gas Producer in Canada
2,168,377	DeeThree Exploration (c)	18,594,495
1,130,000	DeeThree Exploration (c)(e)	9,496,293
	Canadian Oil & Gas Producer

Columbia Acorn International®

Statement of Investments, continued

Number of Shares		Value
	> Canada—continued
709,576	Black Diamond Group	$21,983,698
	Provides Accommodations/Equipment for Oil Sands Development
507,064	AG Growth	21,465,939
	Leading Manufacturer of Augers & Grain Handling Equipment
766,000	Trilogy Energy	18,784,496
	Oil & Gas Producer in Canada
1,901,514	Horizon North Logistics	14,379,608
	Provides Diversified Oil Service Offering in Northern Canada
		338,307,445
	> Australia 3.8%
13,800,000	IAG	71,374,551
	General Insurance Provider
3,500,000	Domino's Pizza Enterprises	64,954,442
	Domino's Pizza Operator in Australia/New Zealand & France/Benelux
10,653,000	Challenger Financial	63,381,755
	Largest Annuity Provider
6,520,000	Amcor	62,996,050
	Global Leader in Flexible & Rigid Packaging
10,000,000	SAI Global	38,087,070
	Publishing, Certification, Compliance Services
1,670,000	Austbrokers	15,952,213
	Local Australian Small Business Insurance Broker
		316,746,081
	> United States 1.9%
1,272,297	Textainer Group Holdings	48,690,806
	Top International Container Leasor
601,213	FMC Technologies (c)	31,437,428
	Oil & Gas Well Head Manufacturer
592,080	Atwood Oceanics (c)	29,834,911
	Offshore Drilling Contractor
634,500	Hornbeck Offshore (c)	26,528,445
	Supply Vessel Operator in U.S. Gulf of Mexico
685,900	Rowan (c)	23,101,112
	Contract Offshore Driller
		159,592,702
	> New Zealand 0.8%
12,000,000	Auckland International Airport	39,701,362
	Auckland Airport Operator
8,000,000	Sky City Entertainment	27,304,120
	Casino/Entertainment Complex
		67,005,482
	> Israel 0.5%
791,000	Caesarstone	43,014,580
	Quartz Countertops
Other Countries: Total		1,297,225,652
Number of Shares		Value
Latin America 4.5%
	> Brazil 1.7%
4,000,000	Localiza Rent A Car	$58,069,634
	Car Rental
58,937,078	Beadell Resources (b)(c)	33,031,903
	Gold Mining in Brazil
1,500,000	Linx	29,623,182
	Retail Management Software in Brazil
6,000,000	Odontoprev	24,089,907
	Dental Insurance
		144,814,626
	> Mexico 1.6%
15,876,000	Qualitas	43,193,713
	Leading Auto Insurer in Mexico & Central America
15,347,000	Genomma Lab Internacional (c)	39,485,713
	Develops, Markets & Distributes Consumer Products
3,466,000	Gruma (c)	28,672,054
	Tortilla Producer & Distributor
200,000	Grupo Aeroportuario del Sureste - ADR	24,528,000
	Mexican Airport Operator
		135,879,480
	> Guatemala 0.4%
1,626,600	Tahoe Resources (c)	34,385,927
	Silver Project in Guatemala
	> Chile 0.3%
840,872	Sociedad Quimica y Minera de Chile - ADR	26,689,278
	Producer of Specialty Fertilizers, Lithium & Iodine
	> Colombia 0.3%
14,729,000	Isagen	24,125,820
	Leading Colombian Electricity Provider
	> Uruguay 0.2%
1,306,818	Union Agriculture Group (c)(e)(f)	13,421,021
	Farmland Operator in Uruguay
Latin America: Total		379,316,152
Total Equities: 95.3% (Cost: $5,675,061,834)		8,030,892,178	(h)
Short-Term Investments 4.1%
220,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	220,000,000
127,891,288	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	127,891,288
Total Short-Term Investments: 4.1% (Cost: $347,891,288)		347,891,288

Number of Shares		Value
Securities Lending Collateral 1.1%
93,082,112	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (i)	$93,082,112
Total Securities Lending Collateral: 1.1% (Cost: $93,082,112)		93,082,112
Total Investments: 100.5% (Cost: $6,116,035,234)(j)		8,471,865,578	(k)
Obligation to Return Collateral for Securities Loaned: (1.1)%		(93,082,112)
Cash and Other Assets Less Liabilities: 0.6%		53,448,128
Net Assets: 100.0%		$8,432,231,594

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at March 31, 2014. The total market value of securities on loan at March 31, 2014 was $86,858,504.

(b)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2014, are as follows:

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/14	Value	Dividend
Beadell Resources	58,937,078	-	-	58,937,078	$33,031,903	$-
Archipelago Resources	31,764,600	-	-	31,764,600	28,596,433	-
Smiths News	10,944,000	321	918,321	10,026,000	25,364,781	1,260,317
Icom	835,000	-	-	835,000	19,142,567	122,596
Empresas Hites (1)	23,162,664	-	23,162,664	-	-	-
Total of Affiliated Transactions	125,643,342	321	24,080,985	101,562,678	$106,135,684	$1,382,913

(1)  At March 31, 2014, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at March 31, 2014, was $119,971,259 and $106,135,684, respectively. Investments in affiliated companies represented 1.26% of the Fund's total net assets at March 31, 2014.

(c)  Non-income producing security.

(d)  The Fund also received put options through a transaction related to a proposed company restructuring of Archipelago Resources. Additional information on the put options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date	Value
Option (1)	31,764,600	GBP	0.58	August 13, 2014	$2,118,254

  GBP - British Pound

(1)  Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) August 13, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After August 13, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement. These put options are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees.

Columbia Acorn International®

Statement of Investments, continued

> Notes to Statement of Investments

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At March 31, 2014, the market value of these securities amounted to $51,513,747, which represented 0.61% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Archipelago Resources	2/23/10-9/26/13	31,764,600	$18,376,857	$28,596,433
Union Agriculture Group	12/8/10-6/27/12	1,306,818	15,000,000	13,421,021
DeeThree Exploration	9/7/10	1,130,000	2,950,812	9,496,293
			$36,327,669	$51,513,747

(f)  Illiquid security.

(g)  The common stock equity holdings of Marel are stated separately on the Statement of Investments due to the application of the onshore or offshore foreign currency exchange rate. The appropriate exchange rate is applied to each purchased security lot based on the applicable registration obtained from Marel's regulatory governing body, the Icelandic Central Bank.

(h)  On March 31, 2014, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,622,941,816	19.3
Euro	1,067,164,117	12.7
British Pound	863,972,446	10.2
United States Dollar	629,776,883	7.5
Other currencies less than 5% of total net assets	3,847,036,916	45.6
Total Equities	$8,030,892,178	95.3

(i)  Investment made with cash collateral received from securities lending activity.

(j)  At March 31, 2014, for federal income tax purposes, the cost of investments was $6,116,035,234 and net unrealized appreciation was $2,355,830,344 consisting of gross unrealized appreciation of $2,585,801,439 and gross unrealized depreciation of $229,971,095.

(k)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2013.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee

> Notes to Statement of Investments

considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$231,586,513	$3,270,210,590	$28,596,433	$3,530,393,536
Europe	88,257,890	2,735,698,948	-	2,823,956,838
Other Countries	531,418,434	765,807,218	-	1,297,225,652
Latin America	332,863,228	33,031,903	13,421,021	379,316,152
Total Equities	1,184,126,065	6,804,748,659	42,017,454	8,030,892,178
Total Short-Term Investments	347,891,288	-	-	347,891,288
Total Securities Lending Collateral	93,082,112	-	-	93,082,112
Total Investments	$1,625,099,465	$6,804,748,659	$42,017,454	$8,471,865,578
Unrealized Appreciation on Options	-	-	2,118,254	2,118,254
Total	$1,625,099,465	$6,804,748,659	$44,135,708	$8,473,983,832

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn International®

Portfolio Diversification

At March 31, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$690,305,619	8.2
Machinery	585,475,388	7.0
Other Industrial Services	453,422,798	5.4
Electrical Components	229,649,035	2.7
Conglomerates	193,654,292	2.3
Outsourcing Services	110,758,973	1.3
Construction	76,033,191	0.9
Industrial Distribution	25,364,237	0.3
	2,364,663,533	28.1
> Consumer Goods & Services
Retail	624,370,820	7.4
Casinos & Gaming	389,472,203	4.6
Food & Beverage	377,629,784	4.5
Nondurables	158,491,717	1.9
Other Durable Goods	147,078,608	1.7
Restaurants	121,810,835	1.4
Consumer Goods Distribution	109,838,294	1.3
Other Consumer Services	80,107,845	1.0
Travel	58,069,634	0.7
Furniture & Textiles	43,014,580	0.5
Educational Services	42,295,037	0.5
Consumer Electronics	26,743,772	0.3
	2,178,923,129	25.8
> Information
Business Software	273,239,554	3.2
Internet Related	213,149,828	2.5
Computer Hardware & Related Equipment	209,923,983	2.5
Mobile Communications	107,460,578	1.3
Computer Services	100,651,657	1.2
Financial Processors	90,005,436	1.1
Semiconductors & Related Equipment	52,913,595	0.6
Entertainment Programming	44,960,179	0.5
Instrumentation	42,498,795	0.5
Telephone & Data Services	30,907,735	0.4
TV Broadcasting	16,405,380	0.2
Satellite Broadcasting & Services	10,340,631	0.1
Advertising	5,878,025	0.1
	1,198,335,376	14.2
	Value	Percentage of Net Assets
> Finance
Insurance	$357,610,244	4.2
Brokerage & Money Management	209,873,373	2.5
Banks	186,390,455	2.2
Finance Companies	114,937,845	1.4
Specialized Finance	29,295,994	0.4
	898,107,911	10.7
> Other Industries
Real Estate	387,869,021	4.6
Transportation	160,524,417	1.9
Regulated Utilities	24,125,820	0.3
	572,519,258	6.8
> Energy & Minerals
Oil Services	216,344,648	2.6
Mining	156,565,887	1.8
Oil & Gas Producers	75,321,969	0.9
Oil Refining, Marketing & Distribution	36,531,085	0.4
Agricultural Commodities	13,421,021	0.2
	498,184,610	5.9
> Health Care
Pharmaceuticals	143,724,655	1.7
Medical Supplies	93,541,132	1.1
Medical Equipment & Devices	80,303,345	1.0
Health Care Services	2,589,229	0.0	*
	320,158,361	3.8
Total Equities:	8,030,892,178	95.3
Short-Term Investments:	347,891,288	4.1
Securities Lending Collateral:	93,082,112	1.1
Total Investments:	8,471,865,578	100.5
Obligation to Return Collateral for Securities Loaned:	(93,082,112)	(1.1)
Cash and Other Assets Less Liabilities:	53,448,128	0.6
Net Assets:	$8,432,231,594	100.0

* Rounds to zero.

Columbia Acorn USA®

Major Portfolio Changes in the First Quarter

	Number of Shares
	12/31/13	3/31/14
Purchases
Information
Belden	0	53,000
Commvault Systems	0	50,000
Measurement Specialties	0	19,118
Rogers	83,000	101,000
Industrial Goods & Services
PGT	0	263,039
Consumer Goods & Services
Boulder Brands	269,723	372,705
Casey's General Stores	184,000	238,000
The Chefs' Warehouse	198,000	353,000
The Fresh Market	0	201,000
Health Care
Celldex Therapeutics	172,000	294,000
Ultragenyx	0	61,185
Energy & Minerals
Bill Barrett Corporation	157,000	205,000
Rice Energy	0	45,000
Rosetta Resources	180,000	237,000
	Number of Shares
	12/31/13	3/31/14
Sales
Information
Bally Technologies	383,000	370,110
Concur Technologies	112,000	85,000
II-VI	1,036,000	128,000
Ixia	740,000	369,000
Micros Systems	310,000	0
SBA Communications	273,000	197,000
SPS Commerce	290,000	265,000
Industrial Goods & Services
Forward Air	188,000	109,000
Consumer Goods & Services
Choice Hotels	172,666	100,666
Helen of Troy	152,000	0
Pier 1 Imports	805,000	620,000
Ryman Hospitality Properties	236,000	0
Finance
H & E Equipment Services	264,072	39,641
Heath Care
Alnylam Pharmaceuticals	203,000	88,795
BioMarin Pharmaceutical	146,000	97,000
NPS Pharmaceuticals	477,500	295,500
Sirona Dental Systems	183,000	120,000
Synageva Biopharma	321,100	300,380
Other Industries
Associated Estates Realty	491,000	0
Energy & Minerals
Atwood Oceanics	247,000	113,000
Gulfmark Offshore	68,000	0
Hornbeck Offshore	251,000	224,000
Quicksilver Resources	464,000	0
SM Energy	116,000	103,000

Columbia Acorn USA®

Statement of Investments, March 31, 2014

Number of Shares		Value
		Equities: 98.6%
Information 24.8%
	> Business Software 7.4%
745,000	Informatica (a)	$28,146,100
	Enterprise Data Integration Software
343,000	Ansys (a)	26,417,860
	Simulation Software for Engineers & Designers
265,000	SPS Commerce (a)	16,284,250
	Supply Chain Management Software Delivered via the Web
170,000	NetSuite (a)	16,121,100
	End-to-end IT Systems Solution Delivered Over the Web
85,000	Concur Technologies (a)	8,420,950
	Web-enabled Cost & Expense Management Software
275,000	RealPage (a)	4,994,000
	Software for Managing Rental Properties Delivered via the Web
310,000	Exa (a)	4,110,600
	Simulation Software
60,000	Demandware (a)	3,843,600
	eCommerce Website Platform for Retailers & Apparel Manufacturers
394,187	InContact (a)	3,784,195
	Call Center Systems Delivered via the Web & Telecommunication Services
125,000	Ellie Mae (a)	3,605,000
	Software for Managing & Network for Facilitating Mortgage Origination
82,000	Envestnet (a)	3,294,760
	Technology Platform for Investment Advisors
50,000	Commvault Systems (a)	3,247,500
	Data Storage Management
126,000	E2open (a)	2,969,820
	Supply Chain Management Software & Supplier/Partner Network
53,380	Covisint (a)(b)	391,276
	Collaboration Software Platform Provider
		125,631,011
	> Instrumentation 4.8%
164,000	Mettler-Toledo International (a)	38,651,520
	Laboratory Equipment
427,000	IPG Photonics (a)	30,351,160
	Fiber Lasers
274,000	Trimble Navigation (a)	10,650,380
	GPS-based Instruments
19,118	Measurement Specialties (a)	1,297,156
	Sensors
		80,950,216
	> Telephone & Data Services 2.4%
1,200,000	tw telecom (a)	37,512,000
	Fiber Optic Telephone/Data Services
Number of Shares		Value
364,000	Boingo Wireless (a)	$2,467,920
	Wholesale & Retail WiFi Networks
		39,979,920
	> Computer Services 2.0%
506,000	ExlService Holdings (a)	15,640,460
	Business Process Outsourcing
327,000	WNS - ADR (India) (a)	5,886,000
	Offshore BPO (Business Process Outsourcing) Services
175,000	Virtusa (a)	5,864,250
	Offshore IT Outsourcing
582,000	RCM Technologies (a)	3,916,860
	Technology & Engineering Services
591,000	Hackett Group	3,534,180
	IT Integration & Best Practice Research
		34,841,750
	> Telecommunications Equipment 1.6%
426,000	Finisar (a)	11,293,260
	Optical Subsystems & Components
281,000	CalAmp (a)	7,831,470
	Machine to Machine Communications
369,000	Ixia (a)	4,612,500
	Telecom Network Test Equipment
464,278	Infinera (a)	4,215,644
	Optical Networking Equipment
		27,952,874
	> Semiconductors & Related Equipment 1.6%
255,000	Monolithic Power Systems (a)	9,886,350
	High Performance Analog & Mixed Signal Integrated Circuits
970,000	Atmel (a)	8,109,200
	Microcontrollers, Radio Frequency & Memory Semiconductors
238,000	Ultratech (a)	6,947,220
	Semiconductor Equipment
45,000	Hittite Microwave	2,836,800
	Radio Frequency, Microwave & Millimeterwave Semiconductors
		27,779,570
	> Gaming Equipment & Services 1.4%
370,110	Bally Technologies (a)	24,527,190
	Slot Machines & Software
	> Mobile Communications 1.1%
197,000	SBA Communications (a)	17,919,120
	Communications Towers
	> Financial Processors 0.8%
139,000	Global Payments	9,884,290
	Credit Card Processor
153,000	Liquidity Services (a)(b)	3,985,650
	E-Auctions for Surplus & Salvage Goods
		13,869,940

Number of Shares		Value
	> Computer Hardware & Related Equipment 0.7%
101,000	Rogers (a)	$6,304,420
	Printed Circuit Materials & High-performance Foams
53,000	Belden	3,688,800
	Specialty Cable
128,000	II-VI (a)	1,975,040
	Laser Optics & Specialty Materials
		11,968,260
	> Contract Manufacturing 0.5%
215,000	Plexus (a)	8,615,050
	Electronic Manufacturing Services
	> Internet Related 0.3%
141,831	RetailMeNot (a)	4,538,592
	Digital Coupon Marketplace
	> Business Information & Marketing Services 0.2%
230,000	RPX (a)	3,744,400
	Patent Aggregation & Defensive Patent Consulting
Information: Total		422,317,893
Industrial Goods & Services 21.0%
	> Machinery 15.1%
871,000	Ametek	44,847,790
	Aerospace/Industrial Instruments
590,000	Nordson	41,589,100
	Dispensing Systems for Adhesives & Coatings
855,000	Donaldson	36,252,000
	Industrial Air Filtration
757,500	HEICO	32,883,075
	FAA Approved Aircraft Replacement Parts
436,000	Moog (a)	28,562,360
	Motion Control Products for Aerospace, Defense & Industrial Markets
237,000	Toro	14,976,030
	Turf Maintenance Equipment
245,000	Generac	14,447,650
	Standby Power Generators
360,000	ESCO Technologies	12,668,400
	Automatic Electric Meter Readers
46,000	Middleby (a)	12,153,660
	Manufacturer of Cooking Equipment
264,000	Kennametal	11,695,200
	Consumable Cutting Tools
134,000	Dorman Products (a)	7,914,040
	Aftermarket Auto Parts Distributor
		257,989,305
	> Industrial Materials & Specialty Chemicals 2.4%
539,000	Drew Industries	29,213,800
	RV & Manufactured Home Components
Number of Shares		Value
290,000	PolyOne	$10,631,400
	Intermediate Stage Chemicals Producer
		39,845,200
	> Electrical Components 1.5%
152,000	Acuity Brands	20,150,640
	Commercial Lighting Fixtures
239,000	Thermon (a)	5,540,020
	Global Engineered Thermal Solutions
		25,690,660
	> Industrial Distribution 0.8%
90,000	WESCO International (a)	7,489,800
	Industrial Distributor
217,000	MRC Global (a)	5,850,320
	Industrial Distributor
		13,340,120
	> Other Industrial Services 0.6%
109,000	Forward Air	5,025,990
	Freight Transportation Between Airports
151,000	KAR Auction Services	4,582,850
	Auto Auctions
132,274	Acorn Energy (a)(b)	448,409
	Fiber Optic Oil Well Monitoring & Evaluation
		10,057,249
	> Construction 0.4%
86,000	Fortune Brands Home & Security	3,618,880
	Home Building Supplies & Small Locks
263,039	PGT (a)	3,027,579
	Wind Resistant Windows & Doors
		6,646,459
	> Waste Management 0.2%
82,000	Waste Connections	3,596,520
	Solid Waste Management
Industrial Goods & Services: Total		357,165,513
Consumer Goods & Services 16.6%
	> Travel 5.0%
1,183,950	Avis Budget Group (a)	57,658,365
	Second Largest Car Rental Company
614,000	Hertz (a)	16,356,960
	Largest U.S. Rental Car Operator
135,000	HomeAway (a)	5,085,450
	Vacation Rental Online Marketplace
100,666	Choice Hotels	4,630,636
	Franchisor of Budget Hotel Brands
29,000	Vail Resorts	2,021,300
	Ski Resort Operator & Developer
		85,752,711
	> Retail 3.1%
238,000	Casey's General Stores	16,086,420
	Owner/Operator of Convenience Stores

Columbia Acorn USA®

Statement of Investments, continued

Number of Shares		Value
	> Retail—continued
620,000	Pier 1 Imports	$11,705,600
	Home Furnishing Retailer
185,991	Shutterfly (a)	7,938,096
	Internet Photo-centric Retailer
201,000	The Fresh Market (a)	6,753,600
	Specialty Food Retailer
135,000	Kate Spade & Company (a)	5,007,150
	Global Lifestyle Brand
46,400	Restoration Hardware Holdings (a)	3,414,576
	Specialty Home Furnishing Retailer
101,500	Burlington Stores (a)	2,996,280
	Off-Price Apparel Retailer
		53,901,722
	> Furniture & Textiles 2.6%
333,814	Caesarstone (Israel)	18,152,805
	Quartz Countertops
688,000	Interface	14,138,400
	Modular Carpet
640,000	Knoll	11,641,600
	Office Furniture
		43,932,805
	> Consumer Goods Distribution 2.0%
358,000	Pool	21,952,560
	Swimming Pool Supplies & Equipment Distributor
353,000	The Chefs' Warehouse (a)	7,554,200
	Distributor of Specialty Foods to Fine Dining Restaurants
79,000	United Natural Foods (a)	5,602,680
	Distributor of Natural/Organic Foods to Grocery Stores
		35,109,440
	> Other Consumer Services 1.2%
293,000	Lifetime Fitness (a)	14,093,300
	Sport & Fitness Club Operator
252,000	Blackhawk Network (a)	6,146,280
	Third Party Distributer of Prepaid Content, Mostly Gift Cards
		20,239,580
	> Other Durable Goods 1.2%
187,000	Cavco Industries (a)	14,670,150
	Manufactured Homes
297,000	Select Comfort (a)	5,369,760
	Specialty Mattresses
		20,039,910
	> Food & Beverage 0.6%
372,705	Boulder Brands (a)	6,567,062
	Healthy Food Products
100,000	B&G Foods	3,011,000
	Acquirer of Small Food Brands
		9,578,062
	> Restaurants 0.3%
112,000	Fiesta Restaurant Group (a)	5,106,080
	Owns/Operates Two Restaurant Chains: Pollo Tropical & Taco Cabana
Number of Shares		Value
	> Nondurables 0.3%
166,000	Prestige Brands Holdings (a)	$4,523,500
	Household & Personal Care Products
	> Apparel 0.2%
475,000	Quiksilver (a)	3,567,250
	Action Sports Lifestyle Branded Apparel & Footwear
	> Educational Services 0.1%
34,350	ITT Educational Services (a)(b)	985,158
	Post-secondary Degree Services
Consumer Goods & Services: Total		282,736,218
Finance 14.0%
	> Banks 8.4%
801,000	MB Financial	24,798,960
	Chicago Bank
164,000	SVB Financial Group (a)	21,119,920
	Bank to Venture Capitalists
993,000	Associated Banc-Corp	17,933,580
	Midwest Bank
392,597	Lakeland Financial	15,790,251
	Indiana Bank
173,000	City National	13,618,560
	Bank & Asset Manager
1,615,986	First Busey	9,372,719
	Illinois Bank
228,000	Hancock Holding	8,356,200
	Gulf Coast Bank
487,000	TCF Financial	8,113,420
	Great Lakes Bank
566,750	Valley National Bancorp (b)	5,899,868
	New Jersey/New York Bank
571,000	First Commonwealth	5,161,840
	Western Pennsylvania Bank
695,000	TrustCo Bank	4,892,800
	New York State Bank
171,826	Sandy Spring Bancorp	4,292,213
	Baltimore & Washington, D.C. Bank
154,849	Guaranty Bancorp	2,206,598
	Colorado Bank
89,700	Hudson Valley	1,708,785
	Metro New York City Bank
		143,265,714
	> Finance Companies 3.5%
673,208	CAI International (a)	16,608,041
	International Container Leasing
389,000	Textainer Group Holdings	14,887,030
	Top International Container Leasor
180,689	World Acceptance (a)(b)	13,566,130
	Personal Loans
315,000	McGrath Rentcorp	11,012,400
	Temporary Space & IT Rentals
91,000	Marlin Business Services	1,893,710
	Small Equipment Leasing
39,641	H & E Equipment Services (a)	1,603,479
	Heavy Equipment Leasing
		59,570,790

Number of Shares		Value
	> Savings & Loans 1.0%
393,487	ViewPoint Financial	$11,352,100
	Texas Thrift
128,000	Berkshire Hills Bancorp	3,312,640
	Northeast Thrift
154,268	Simplicity Bancorp	2,715,117
	Los Angeles Savings & Loan
		17,379,857
	> Insurance 0.6%
35,000	Enstar Group (a)	4,770,850
	Insurance/Reinsurance & Related Services
45,000	Allied World Holdings	4,643,550
	Commercial Lines Insurance/Reinsurance
		9,414,400
	> Brokerage & Money Management 0.5%
139,000	SEI Investments	4,671,790
	Mutual Fund Administration & Investment Management
200,000	Kennedy-Wilson Holdings	4,502,000
	Global Distressed Real Estate
		9,173,790
Finance: Total		238,804,551
Health Care 10.9%
	> Biotechnology & Drug Delivery 5.4%
300,380	Synageva Biopharma (a)	24,922,528
	Biotech Focused on Orphan Diseases
516,000	Seattle Genetics (a)	23,508,960
	Antibody-based Therapies for Cancer
295,500	NPS Pharmaceuticals (a)	8,844,315
	Orphan Drugs & Healthy Royalties
97,000	BioMarin Pharmaceutical (a)	6,616,370
	Biotech Focused on Orphan Diseases
265,000	Sarepta Therapeutics (a)	6,367,950
	Biotech Focused on Rare Diseases
88,795	Alnylam Pharmaceuticals (a)	5,961,696
	Biotech Developing Drugs for Rare Diseases
156,200	InterMune (a)	5,228,014
	Drugs for Pulmonary Fibrosis & Hepatitis C
294,000	Celldex Therapeutics (a)	5,194,980
	Biotech Developing Drugs for Cancer
61,185	Ultragenyx (a)	2,991,335
	Biotech Focused on "Ultra-Orphan" Drugs
9,000	Intercept Pharmaceuticals (a)	2,968,110
	Biotech Developing Drugs for Several Diseases
228	CymaBay Therapeutics (a)	1,710
	Diabetes Drug Development
		92,605,968
Number of Shares		Value
	> Medical Supplies 2.1%
552,600	Cepheid (a)	$28,503,108
	Molecular Diagnostics
87,000	Bio-Techne	7,427,190
	Cytokines, Antibodies & Other Reagents for Life Science
		35,930,298
	> Health Care Services 1.8%
960,000	Allscripts Healthcare Solutions (a)	17,308,800
	Health Care IT
150,000	HealthSouth	5,389,500
	Inpatient Rehabilitation Facilities
112,000	Envision Healthcare Holdings (a)	3,788,960
	Provider of Health Care Outsourcing Services
62,000	Medidata Solutions (a)	3,369,080
	Cloud-based Software for Drug Studies
6,000	Castlight Health (a)	127,320
	Provider of Cloud-based Software for Managing Health Care Costs
		29,983,660
	> Pharmaceuticals 1.1%
699,200	Akorn (a)	15,382,400
	Develops, Manufactures & Sells Specialty Generic Drugs
331,180	Alimera Sciences (a)(b)	2,613,010
	Ophthalmology-focused Pharmaceutical Company
31,509	Revance Therapeutics (a)	992,534
	Drug Developer Focused on Aesthetics
		18,987,944
	> Medical Equipment & Devices 0.5%
120,000	Sirona Dental Systems (a)	8,960,400
	Manufacturer of Dental Equipment
Health Care: Total		186,468,270
Other Industries 6.2%
	> Real Estate 5.2%
832,000	Extra Space Storage	40,360,320
	Self Storage Facilities
986,800	EdR	9,739,716
	Student Housing
1,255,000	Kite Realty Group	7,530,000
	Community Shopping Centers
223,000	Coresite Realty	6,913,000
	Data Centers
871,000	DCT Industrial Trust	6,863,480
	Industrial Properties
356,000	St. Joe (a)	6,853,000
	Florida Panhandle Landowner
91,000	Post Properties	4,468,100
	Multifamily Properties
196,200	Biomed Realty Trust	4,020,138
	Life Science-focused Office Buildings

Columbia Acorn USA®

Statement of Investments, continued

Number of Shares		Value
	> Real Estate—continued
90,000	American Residential Properties (a)(b)	$1,618,200
	Single-family Rental Properties
		88,365,954
	> Transportation 1.0%
468,091	Rush Enterprises, Class A (a)	15,203,596
105,000	Rush Enterprises, Class B (a)	2,963,100
	Truck Sales & Service
		18,166,696
Other Industries: Total		106,532,650
Energy & Minerals 5.1%
	> Oil & Gas Producers 3.1%
237,000	Rosetta Resources (a)	11,039,460
	Oil & Gas Producer Exploring in Texas
134,000	PDC Energy (a)	8,342,840
	Oil & Gas Producer in U.S.
103,000	SM Energy	7,342,870
	Oil & Gas Producer
205,000	Bill Barrett Corporation (a)	5,248,000
	Oil & Gas Producer in U.S. Rockies
46,000	Clayton Williams (a)	5,198,460
	Oil & Gas Producer
95,000	Carrizo Oil & Gas (a)	5,078,700
	Oil & Gas Producer
240,000	WPX Energy (a)	4,327,200
	Oil & Gas Produced in U.S. & Argentina
159,000	Laredo Petroleum (a)	4,111,740
	Permian Basin Oil Producer
45,000	Rice Energy (a)	1,187,550
	Natural Gas Producer
19,548	Matador Resources (a)	478,731
	Oil & Gas Producer in Texas & Louisiana
		52,355,551
	> Oil Services 1.1%
224,000	Hornbeck Offshore (a)	9,365,440
	Supply Vessel Operator in U.S. Gulf of Mexico
113,000	Atwood Oceanics (a)	5,694,070
	Offshore Drilling Contractor
54,384	Chart Industries (a)	4,326,247
	Manufacturer of Natural Gas Processing/Storage Equipment
		19,385,757
Number of Shares		Value
	> Mining 0.9%
70,000	Core Labs (Netherlands)	$13,890,800
	Oil & Gas Reservoir Consulting
546,000	Alexco Resource (a)(b)	819,000
	Mining, Exploration & Environmental Services
		14,709,800
Energy & Minerals: Total		86,451,108
Total Equities: 98.6% (Cost: $878,358,451)		1,680,476,203	(c)
Short-Term Investments 1.5%
25,379,582	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	25,379,582
Total Short-Term Investments: 1.5% (Cost: $25,379,582)		25,379,582
Securities Lending Collateral 1.0%
17,021,662	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (d)	17,021,662
Total Securities Lending Collateral: 1.0% (Cost: $17,021,662)		17,021,662
Total Investments: 101.1% (Cost: $920,759,695)(e)		1,722,877,447	(f)
Obligation to Return Collateral for Securities Loaned: (1.0)%		(17,021,662)
Cash and Other Assets Less Liabilities: (0.1)%		(965,552)
Net Assets: 100.0%		$1,704,890,233

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2014. The total market value of securities on loan at March 31, 2014 was $16,882,366.

> Notes to Statement of Investments

(c)  On March 31, 2014, the market value of foreign securities represented 2.22% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Israel	$18,152,805	1.06
Netherlands	13,890,800	0.81
India	5,886,000	0.35
Total Foreign Portfolio	$37,929,605	2.22

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At March 31, 2014, for federal income tax purposes, the cost of investments was $920,759,695 and net unrealized appreciation was $802,117,752 consisting of gross unrealized appreciation of $825,391,301 and gross unrealized depreciation of $23,273,549.

(f)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2013.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

Columbia Acorn USA®

Statement of Investments, continued

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of March 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$422,317,893	$-	$-	$422,317,893
Industrial Goods & Services	357,165,513	-	-	357,165,513
Consumer Goods & Services	282,736,218	-	-	282,736,218
Finance	238,804,551	-	-	238,804,551
Health Care	186,468,270	-	-	186,468,270
Other Industries	106,532,650	-	-	106,532,650
Energy & Minerals	86,451,108	-	-	86,451,108
Total Equities	1,680,476,203	-	-	1,680,476,203
Total Short-Term Investments	25,379,582	-	-	25,379,582
Total Securities Lending Collateral	17,021,662	-	-	17,021,662
Total Investments	$1,722,877,447	$-	$-	$1,722,877,447

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The following table shows transfers between Level 1 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 3	Level 1	Level 3
$970	$-	$-	$970

  Financial assets were transferred from Level 3 to Level 1 as stock commenced trading on an exchange.

Columbia Acorn International SelectSM

Major Portfolio Changes in the First Quarter

	Number of Shares
	12/31/13	3/31/14
Purchases
Asia
> Korea
KT&G	0	97,400
> Taiwan
Hermes Microvision	0	34,000
> Hong Kong
Melco Crown Entertainment - ADR	0	170,000
Europe
> France
Neopost	153,900	169,300
> Germany
Telefonica Deutschland	0	630,000
> Sweden
Swedish Match	0	169,000
Other Countries
> Australia
Amcor	370,000	790,000
Crown Resorts	250,000	465,000
IAG	2,000,000	2,200,000
	Number of Shares
	12/31/13	3/31/14
Sales
Asia
> Japan
Dentsu	188,000	172,000
NGK Spark Plug	614,000	350,000
Rinnai	166,500	108,700
Seven Bank	2,253,000	1,726,000
Start Today	143,700	0
Wacom	414,000	0
> Korea
AmorePacific Group	2,631	0
CJ Corp	52,400	47,500
Coway	66,800	0
KEPCO Plant Service & Engineering	174,900	108,700
> Taiwan
Taiwan Mobile	550,000	0
> Hong Kong
Melco International	2,391,000	1,000,000
Europe
> United Kingdom
Babcock International	476,000	310,000
Jardine Lloyd Thompson Group	900,000	720,000
Smith & Nephew	580,000	440,000
> Norway
Subsea 7	257,000	180,000
> Sweden
Hexagon	115,000	99,000
> Switzerland
Partners Group	30,500	26,100
Other Countries
> Canada
CCL Industries	151,000	119,000
> United States
Atwood Oceanics	67,000	0
SM Energy	66,000	0

Columbia Acorn International SelectSM

Statement of Investments, March 31, 2014

Number of Shares		Value
		Equities: 92.9%
Asia 38.3%
	> Japan 15.3%
108,700	Rinnai	$9,561,474
	Gas Appliances for Household & Commercial Use
350,000	NGK Spark Plug	7,865,206
	Automobile Parts
1,726,000	Seven Bank	6,773,512
	ATM Processing Services
172,000	Dentsu	6,513,301
	Advertising Agency
2,750	Nippon Prologis REIT	5,551,061
	Logistics REIT in Japan
4,205	Orix JREIT	5,249,867
	Diversified REIT
74,000	Makita	4,073,968
	Power Tools
91,000	FamilyMart	4,001,820
	Convenience Store Operator
206,000	Park24	3,914,237
	Parking Lot Operator
		53,504,446
	> Singapore 6.9%
9,513,999	Ascendas REIT	17,125,177
	Industrial Property Landlord
8,571,000	Mapletree Logistics Trust	7,125,657
	Industrial Property Landlord
		24,250,834
	> Korea 5.8%
97,400	KT&G	7,335,891
	Leading Producer of Tobacco & Ginseng
108,700	KEPCO Plant Service & Engineering	6,931,065
	Power Plant & Grid Maintenance
47,500	CJ Corp	6,084,269
	Holding Company of Korean Consumer Conglomerate
		20,351,225
	> Taiwan 4.4%
6,700,000	Far EasTone Telecom	14,182,534
	Taiwan's Third Largest Mobile Operator
34,000	Hermes Microvision	1,365,029
	E-beam Inspection Systems for Semiconductor Integrated Circuits
		15,547,563
	> Indonesia 3.1%
11,903,000	Archipelago Resources (a)(b)(c)	10,715,808
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
	> Hong Kong 2.8%
170,000	Melco Crown Entertainment - ADR	6,570,500
	Macau Casino Operator
Number of Shares		Value
1,000,000	Melco International	$3,362,155
	Macau Casino Operator
		9,932,655
Asia: Total		134,302,531
Europe 29.7%
	> United Kingdom 9.8%
720,000	Jardine Lloyd Thompson Group	12,771,704
	International Business Insurance Broker
310,000	Babcock International	6,961,519
	Public Sector Outsourcer
440,000	Smith & Nephew	6,667,934
	Medical Equipment & Supplies
70,442	Whitbread	4,887,744
	The UK's Leading Hotelier & Coffee Shop
270,000	Telecity	3,141,911
	European Data Center Provider
		34,430,812
	> Denmark 3.9%
131,474	SimCorp	5,337,223
	Software for Investment Managers
104,500	Novozymes	4,595,081
	Industrial Enzymes
67,300	Jyske Bank (d)	3,698,218
	Danish Bank
		13,630,522
	> France 3.8%
169,300	Neopost (e)	13,369,091
	Postage Meter Machines
	> Norway 2.7%
724,000	Orkla	6,172,584
	Food & Brands, Aluminum, Chemicals Conglomerate
180,000	Subsea 7	3,345,803
	Offshore Subsea Contractor
		9,518,387
	> Germany 2.7%
630,000	Telefonica Deutschland	5,021,781
	Mobile & Fixed-line Communications in Germany
107,400	Wirecard	4,456,542
	Online Payment Processing & Risk Management
		9,478,323
	> Sweden 2.6%
169,000	Swedish Match	5,522,535
	Market Leader in Swedish Snus
99,000	Hexagon	3,363,580
	Design, Measurement & Visualization Software & Equipment
		8,886,115

Number of Shares		Value
	> Switzerland 2.1%
26,100	Partners Group	$7,333,567
	Private Markets Asset Management
	> Netherlands 1.1%
33,000	Gemalto	3,843,394
	Digital Security Solutions
	> Spain 1.0%
66,000	Viscofan	3,451,963
	Sausage Casings Maker
Europe: Total		103,942,174
Other Countries 18.9%
	> Australia 11.4%
2,200,000	IAG	11,378,552
	General Insurance Provider
1,674,000	Challenger Financial	9,959,735
	Largest Annuity Provider
790,000	Amcor	7,632,957
	Global Leader in Flexible & Rigid Packaging
465,000	Crown Resorts	7,191,772
	Australian Casino Operator
1,700,000	Regis Resources	3,579,320
	Gold Mining in Australia
		39,742,336
	> Canada 4.0%
119,000	CCL Industries	10,196,002
	Largest Global Label Converter
159,000	Goldcorp	3,892,320
	Gold Mining
		14,088,322
	> South Africa 3.5%
710,000	Coronation Fund Managers	6,676,482
	South African Fund Manager
50,000	Naspers	5,515,482
	Media in Africa, China, Russia & Other Emerging Markets
		12,191,964
Other Countries: Total		66,022,622
Latin America 6.0%
	> Guatemala 3.5%
588,000	Tahoe Resources (d)	12,430,176
	Silver Project in Guatemala
Number of Shares		Value
	> Brazil 1.9%
12,057,582	Beadell Resources (d)	$6,757,798
	Gold Mining in Brazil
	> Uruguay 0.6%
191,666	Union Agriculture Group (a)(c)(d)	1,968,410
	Farmland Operator in Uruguay
Latin America: Total		21,156,384
Total Equities: 92.9% (Cost: $262,562,152)		325,423,711	(f)
Short-Term Investments 6.6%
20,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	20,000,000
3,144,049	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	3,144,049
Total Short-Term Investments: 6.6% (Cost: $23,144,049)		23,144,049
Securities Lending Collateral —%
124,396	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	124,396
Total Securities Lending Collateral: —% (Cost: $124,396)		124,396
Total Investments: 99.5% (Cost: $285,830,597)(h)		348,692,156	(i)
Obligation to Return Collateral for Securities Loaned: (—)%		(124,396)
Cash and Other Assets Less Liabilities: 0.5%		1,729,096
Net Assets: 100.0%		$350,296,856

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At March 31, 2014, the market value of these securities amounted to $12,684,218, which represented 3.62% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Archipelago Resources	12/20/10-9/26/13	11,903,000	$12,066,977	$10,715,808
Union Agriculture Group	12/8/10-6/27/12	191,666	2,200,000	1,968,410
			$14,266,977	$12,684,218

Columbia Acorn International SelectSM

Statement of Investments, continued

> Notes to Statement of Investments

(b)  The Fund also received put options through a transaction related to a proposed company restructuring of Archipelago Resources. Additional information on the put options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date	Value
Option (1)	11,903,000	GBP	0.58	August 13, 2014	$793,764

  GBP - British Pound

(1)  Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) August 13, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After August 13, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement. These put options are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees.

(c)  Illiquid security.

(d)  Non-income producing security.

(e)  All or a portion of this security was on loan at March 31, 2014. The total market value of securities on loan at March 31, 2014 was $118,976.

(f)  On March 31, 2014, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$53,504,446	15.3
Australian Dollar	46,500,134	13.3
British Pound	45,146,619	12.9
Euro	30,142,772	8.6
Singapore Dollar	24,250,834	6.9
Canadian Dollar	22,626,178	6.4
South Korean Won	20,351,225	5.8
Other currencies less than 5% of total net assets	82,901,503	23.7
Total Equities	$325,423,711	92.9

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At March 31, 2014, for federal income tax purposes, the cost of investments was $285,830,597 and net unrealized appreciation was $62,861,559 consisting of gross unrealized appreciation of $76,031,590 and gross unrealized depreciation of $13,170,031.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2013.

  At March 31, 2014, the Fund had entered into the following forward foreign currency exchange contract:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	ZAR	97,024,500	$9,000,000	4/15/14	$(197,540)

  The counterparty for all forward foreign currency exchange contracts is Morgan Stanley.

USD - United States Dollar

ZAR - South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at

> Notes to Statement of Investments

amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$6,570,500	$117,016,223	$10,715,808	$134,302,531
Europe	-	103,942,174	-	103,942,174
Other Countries	14,088,322	51,934,300	-	66,022,622
Latin America	12,430,176	6,757,798	1,968,410	21,156,384
Total Equities	33,088,998	279,650,495	12,684,218	325,423,711
Total Short-Term Investments	23,144,049	-	-	23,144,049
Total Securities Lending Collateral	124,396	-	-	124,396
Total Investments	$56,357,443	$279,650,495	$12,684,218	$348,692,156
Unrealized Appreciation (Depreciation) on:
Forward Foreign Currency Exchange Contracts	-	(197,540)	-	(197,540)
Options	-	-	793,764	793,764
Total	$56,357,443	$279,452,955	$13,477,982	$349,288,380

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

  There were no transfers of financial assets between levels during the period.

Columbia Acorn International SelectSM

Statement of Investments, continued

> Notes to Statement of Investments

  The following table reconciles asset balances for the period ending March 31, 2014, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2014
Equities
Asia	$10,249,601	$-	$466,207	$-	$-	$-	$-	$10,715,808
Latin America	2,048,910	-	(80,500)	-	-	-	-	1,968,410
Options
Asia	985,539	-	(191,775)	-	-	-	-	793,764
	$13,284,050	$-	$193,932	$-	$-	$-	$-	$13,477,982

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at March 31, 2014, which were valued using significant unobservable inputs (Level 3), amounted to $193,932.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 3/31/14	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities
Asia	$10,715,808	Discounted cash flow	Enterprise valuation and illiquid discount	14.6	% to 19.5%
Latin America	$1,968,410	Market comparable companies	Discount for lack of marketability	8	% to 13%
Options
Asia	$793,764	Income approach	Illiquid discount	0.6%

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn International SelectSM

Portfolio Diversification

At March 31, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Consumer Goods & Services
Nondurables	$17,531,893	5.0
Other Durable Goods	17,426,680	5.0
Casinos & Gaming	17,124,427	4.9
Food & Beverage	8,974,497	2.6
Other Consumer Services	6,084,269	1.7
Restaurants	4,887,744	1.4
Retail	4,001,820	1.1
	76,031,330	21.7
> Finance
Insurance	34,109,991	9.7
Brokerage & Money Management	14,010,049	4.0
Banks	10,471,730	3.0
	58,591,770	16.7
> Industrial Goods & Services
Machinery	17,443,060	5.0
Outsourcing Services	13,892,584	4.0
Industrial Materials & Specialty Chemicals	12,228,038	3.5
Conglomerates	6,172,584	1.7
Other Industrial Services	3,914,237	1.1
	53,650,503	15.3
> Information
Mobile Communications	14,182,534	4.0
Business Software	8,700,803	2.5
Advertising	6,513,301	1.9
Internet Related	5,515,482	1.6
Telephone & Data Services	5,021,781	1.4
Financial Processors	4,456,542	1.3
Computer Hardware & Related Equipment	3,843,394	1.1
Computer Services	3,141,911	0.9
Semiconductors & Related Equipment	1,365,029	0.4
	52,740,777	15.1
	Value	Percentage of Net Assets
> Energy & Minerals
Mining	$37,375,422	10.7
Oil Services	3,345,803	1.0
Agricultural Commodities	1,968,410	0.5
	42,689,635	12.2
> Other Industries
Real Estate	35,051,762	10.0
	35,051,762	10.0
> Health Care
Medical Equipment & Devices	6,667,934	1.9
	6,667,934	1.9
Total Equities:	325,423,711	92.9
Short-Term Investments:	23,144,049	6.6
Securities Lending Collateral:	124,396	0.0	*
Total Investments:	348,692,156	99.5
Obligation to Return Collateral for Securities Loaned:	(124,396)	(0.0	)*
Cash and Other Assets Less Liabilities:	1,729,096	0.5
Net Assets:	$350,296,856	100.0

* Rounds to zero.

Columbia Acorn SelectSM

Major Portfolio Changes in the First Quarter

	Number of Shares
	12/31/13	3/31/14
Purchases
Industrial Goods & Services
Airgas	117,000	190,000
LKQ	0	400,000
Information
Trimble Navigation	490,000	550,000
Consumer Goods & Services
Lifetime Fitness	250,000	340,000
	Number of Shares
	12/31/13	3/31/14
Sales
Industrial Goods & Services
Ametek	990,000	925,000
Donaldson	830,000	800,000
FMC Corporation	220,000	190,000
Forward Air	107,000	0
Nordson	288,000	270,000
Pall	265,000	220,000
Information
Amphenol	370,000	325,000
SBA Communications	325,000	270,000
WNS - ADR (India)	1,589,000	1,510,000
Finance
CNO Financial Group	2,085,000	1,875,000
Discover Financial Services	678,000	604,000
SEI Investments	725,000	665,000
Consumer Goods & Services
Blackhawk Network	435,000	400,000
Choice Hotels	200,000	130,000
Hertz	1,415,000	950,000
Vail Resorts	238,000	220,000
Energy & Minerals
Canacol (Colombia)	3,600,000	3,025,000
Rowan	260,000	173,000
Heath Care
Cepheid	435,000	330,000
Henry Schein	163,000	142,000

Columbia Acorn SelectSM

Statement of Investments, March 31, 2014

Number of Shares		Value
		Equities: 98.6%
Industrial Goods & Services 26.3%
	> Machinery 17.6%
925,000	Ametek	$47,628,250
	Aerospace/Industrial Instruments
800,000	Donaldson	33,920,000
	Industrial Air Filtration
505,000	Kennametal	22,371,500
	Consumable Cutting Tools
220,000	Pall	19,683,400
	Life Science, Water & Industrial Filtration
270,000	Nordson	19,032,300
	Dispensing Systems for Adhesives & Coatings
		142,635,450
	> Outsourcing Services 3.1%
670,000	Quanta Services (a)	24,723,000
	Electrical & Telecom Construction Services
	> Industrial Distribution 2.5%
190,000	Airgas	20,236,900
	Industrial Gas Distributor
	> Industrial Materials & Specialty Chemicals 1.8%
190,000	FMC Corporation	14,546,400
	Niche Specialty Chemicals
	> Other Industrial Services 1.3%
400,000	LKQ (a)	10,540,000
	Alternative Auto Parts Distribution
Industrial Goods & Services: Total		212,681,750
Information 22.0%
	> Instrumentation 5.4%
95,000	Mettler-Toledo International (a)	22,389,600
	Laboratory Equipment
550,000	Trimble Navigation (a)	21,378,500
	GPS-based Instruments
		43,768,100
	> Computer Hardware & Related Equipment 3.7%
325,000	Amphenol	29,786,250
	Electronic Connectors
	> Computer Services 3.4%
1,510,000	WNS - ADR (India) (a)	27,180,000
	Offshore BPO (Business Process Outsourcing) Services
	> Mobile Communications 3.0%
270,000	SBA Communications (a)	24,559,200
	Communications Towers
	> Business Software 2.8%
180,000	Ansys (a)	13,863,600
	Simulation Software for Engineers & Designers
234,000	Informatica (a)	8,840,520
	Enterprise Data Integration Software
		22,704,120
Number of Shares		Value
	> Telecommunications Equipment 2.4%
180,000	F5 Networks (a)	$19,193,400
	Internet Traffic Management Equipment
	> Contract Manufacturing 0.9%
440,000	Sanmina-SCI (a)	7,678,000
	Electronic Manufacturing Services
	> Semiconductors & Related Equipment 0.4%
360,000	Atmel (a)	3,009,600
	Microcontrollers, Radio Frequency & Memory Semiconductors
Information: Total		177,878,670
Finance 16.3%
	> Banks 5.0%
333,000	City National	26,213,760
	Bank & Asset Manager
800,000	Associated Banc-Corp	14,448,000
	Midwest Bank
		40,661,760
	> Credit Cards 4.3%
604,000	Discover Financial Services	35,146,760
	Credit Card Company
	> Insurance 4.2%
1,875,000	CNO Financial Group	33,937,500
	Life, Long-term Care & Medical Supplement Insurance
	> Brokerage & Money Management 2.8%
665,000	SEI Investments	22,350,650
	Mutual Fund Administration & Investment Management
Finance: Total		132,096,670
Consumer Goods & Services 14.7%
	> Travel 5.8%
950,000	Hertz (a)	25,308,000
	Largest U.S. Rental Car Operator
220,000	Vail Resorts	15,334,000
	Ski Resort Operator & Developer
130,000	Choice Hotels	5,980,000
	Franchisor of Budget Hotel Brands
		46,622,000
	> Retail 3.7%
205,000	Casey's General Stores	13,855,950
	Owner/Operator of Convenience Stores
115,000	ULTA (a)	11,210,200
	Specialty Beauty Product Retailer
195,000	Best Buy	5,149,950
	Consumer Electronic Specialty Retailer
		30,216,100
	> Other Consumer Services 3.3%
340,000	Lifetime Fitness (a)	16,354,000
	Sport & Fitness Club Operator
400,000	Blackhawk Network (a)	9,756,000
	Third Party Distributer of Prepaid Content, Mostly Gift Cards

Columbia Acorn SelectSM

Statement of Investments, continued

Number of Shares		Value
	> Other Consumer Services—continued
647,938	IFM Investments (Century 21 China RE) - ADR (China) (a)	$1,030,221
	Provide Real Estate Services in China
		27,140,221
	> Apparel 1.4%
89,000	PVH	11,104,530
	Apparel Wholesaler & Retailer
	> Educational Services 0.4%
120,000	ITT Educational Services (a)	3,441,600
	Post-secondary Degree Services
	> Food & Beverage 0.1%
1,500,000	GLG Life Tech (Canada) (a)	678,426
	Produces an All-natural Sweetener Extracted from the Stevia Plant
Consumer Goods & Services: Total		119,202,877
Energy & Minerals 9.3%
	> Oil & Gas Producers 5.9%
3,025,000	Canacol (Colombia) (a)	19,099,503
	Oil Producer in South America
20,600,000	Shamaran Petroleum (Iraq) (a)	8,385,346
	Oil Exploration & Production in Kurdistan
410,000	Pacific Rubiales Energy (Colombia)	7,384,080
	Oil Production & Exploration in Colombia
22,500,000	Canadian Overseas Petroleum (United Kingdom) (a)(b)(c)	5,607,191
	Oil & Gas Exploration/Production in the North Sea
58,300	Antero Resources (a)	3,649,580
	Utica & Marcellus Shale
12,000,000	Petromanas (Canada) (a)	2,225,237
	Exploring for Oil in Albania
33,700,000	Petrodorado Energy (Colombia) (a)(b)	1,219,358
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
		47,570,295
	> Agricultural Commodities 2.2%
1,742,424	Union Agriculture Group (Uruguay) (a)(c)(d)	17,894,694
	Farmland Operator in Uruguay
	> Oil Services 0.7%
173,000	Rowan (a)	5,826,640
	Contract Offshore Driller
	> Alternative Energy 0.5%
2,000,000	Synthesis Energy Systems (China) (a)	3,920,000
	Owner/Operator of Gasification Plants/Technology Licenses
Energy & Minerals: Total		75,211,629
Number of Shares		Value
Health Care 6.0%
	> Medical Supplies 4.2%
330,000	Cepheid (a)	$17,021,400
	Molecular Diagnostics
142,000	Henry Schein (a)	16,950,540
	Largest Distributor of Healthcare Products
		33,971,940
	> Biotechnology & Drug Delivery 1.8%
310,000	Seattle Genetics (a)	14,123,600
	Antibody-based Therapies for Cancer
Health Care: Total		48,095,540
Other Industries 4.0%
	> Real Estate 4.0%
430,000	Post Properties	21,113,000
	Multifamily Properties
230,000	Extra Space Storage	11,157,300
	Self Storage Facilities
		32,270,300
Other Industries: Total		32,270,300
Total Equities: 98.6% (Cost: $497,437,515)		797,437,436	(e)
Short-Term Investments 1.5%
12,193,976	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	12,193,976
Total Short-Term Investments: 1.5% (Cost: $12,193,976)		12,193,976
Total Investments: 100.1% (Cost: $509,631,491) (f)		809,631,412	(g)
Cash and Other Assets Less Liabilities: (0.1)%		(593,287)
Net Assets: 100.0%		$809,038,125

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2014, are as follows:

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/14	Value	Dividend
Canadian Overseas Petroleum	24,000,000	-	1,500,000	22,500,000	$5,607,191	$-
IFM Investments (Century 21 China RE) - ADR (1)	898,852	-	250,914	647,938	1,030,221	-
Petrodorado Energy	33,700,000	-	-	33,700,000	1,219,358	-
Total of Affiliated Transactions	58,598,852	-	1,750,914	56,847,938	$7,856,770	$-

(1) At March 31, 2014, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at March 31, 2014, was $23,207,419 and $6,826,549, respectively. Investments in affiliated companies represented 0.84% of the Fund's total net assets at March 31, 2014.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At March 31, 2014, the market value of these securities amounted to $23,501,885, which represented 2.90% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,742,424	$20,000,000	$17,894,694
Canadian Overseas Petroleum	11/24/10	22,500,000	9,596,330	5,607,191
			$29,596,330	$23,501,885

(d)  Illiquid security.

(e)  On March 31, 2014, the market value of foreign securities represented 11.70% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Colombia	$27,702,940	3.43
India	27,180,000	3.36
Uruguay	17,894,694	2.21
Iraq	8,385,346	1.04
United Kingdom	5,607,191	0.69
China	4,950,221	0.61
Canada	2,903,664	0.36
Total Foreign Portfolio	$94,624,056	11.70

(f)  At March 31, 2014, for federal income tax purposes, the cost of investments was $509,631,491 and net unrealized appreciation was $299,999,921 consisting of gross unrealized appreciation of $335,154,064 and gross unrealized depreciation of $35,154,143.

(g)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2013.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

Columbia Acorn SelectSM

Statement of Investments, continued

> Notes to Statement of Investments

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$212,681,750	$-	$-	$212,681,750
Information	177,878,670	-	-	177,878,670
Finance	132,096,670	-	-	132,096,670
Consumer Goods & Services	119,202,877	-	-	119,202,877
Energy & Minerals	51,709,744	5,607,191	17,894,694	75,211,629
Health Care	48,095,540	-	-	48,095,540
Other Industries	32,270,300	-	-	32,270,300
Total Equities	773,935,551	5,607,191	17,894,694	797,437,436
Total Short-Term Investments	12,193,976	-	-	12,193,976
Total Investments	$786,129,527	$5,607,191	$17,894,694	$809,631,412

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

  The following table reconciles asset balances for the period ending March 31, 2014, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2014
Equities Energy & Minerals	$18,626,513	$-	$(731,819)	$-	$-	$-	$-	$17,894,694

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at March 31, 2014, which were valued using significant unobservable inputs (Level 3), amounted to $731,819.

> Notes to Statement of Investments

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 3/31/14	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities Energy & Minerals	$17,894,694	Market comparable companies	Discount for lack of marketability	8	% to 13%

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Thermostat FundSM

Statement of Investments, March 31, 2014

Number of Shares		Value
	> Affiliated Bond Funds 89.8%
46,966,537	Columbia Short Term Bond Fund, Class I (a)	$468,256,374
34,541,806	Columbia Income Opportunities Fund, Class I (a)	352,326,427
38,597,441	Columbia Intermediate Bond Fund, Class I (a)	351,236,711
Total Affiliated Bond Funds: (Cost: $1,165,582,728)		1,171,819,512
	> Affiliated Stock Funds 9.9%
1,426,823	Columbia Dividend Income Fund, Class I (a)	26,553,180
548,713	Columbia Acorn International, Class I (a)	25,943,147
941,537	Columbia Contrarian Core Fund, Class I (a)	19,593,387
512,490	Columbia Acorn Fund, Class I (a)	19,151,739
692,164	Columbia Large Cap Enhanced Core Fund, Class I (a)	13,158,035
Number of Shares		Value
482,291	Columbia Acorn Select, Class I (a)	$12,886,800
623,635	Columbia Select Large Cap Growth Fund, Class I (a)(b)	12,079,815
Total Affiliated Stock Funds: (Cost: $90,822,786)		129,366,103
	> Short-Term Investments 0.1%
1,031,762	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	1,031,762
Total Short-Term Investments: (Cost: $1,031,762)		1,031,762
Total Investments: 99.8% (Cost: $1,257,437,276)(c)		1,302,217,377	(d)
Cash and Other Assets Less Liabilities: 0.2%		3,129,047
Net Assets: 100.0%		$1,305,346,424

> Notes to Statement of Investments

(a)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2014, are as follows:

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/14	Value	Dividend
Columbia Short Term Bond Fund, Class I	47,811,438	2,981,942	3,826,843	46,966,537	$468,256,374	$1,337,459
Columbia Income Opportunities Fund, Class I	35,741,824	1,808,227	3,008,245	34,541,806	352,326,427	4,549,299
Columbia Intermediate Bond Fund, Class I	39,903,530	2,536,789	3,842,878	38,597,441	351,236,711	2,400,058
Columbia Dividend Income Fund, Class I	1,469,969	828,716	871,862	1,426,823	26,553,180	161,926
Columbia Acorn International, Class I	583,352	315,675	350,314	548,713	25,943,147	-
Columbia Contrarian Core Fund, Class I	984,664	548,011	591,138	941,537	19,593,387	-
Columbia Acorn Fund, Class I	545,386	306,100	338,996	512,490	19,151,739	-
Columbia Large Cap Enhanced Core Fund, Class I	720,935	404,479	433,250	692,164	13,158,035	-
Columbia Acorn Select, Class I	509,430	284,250	311,389	482,291	12,886,800	-
Columbia Select Large Cap Growth Fund, Class I	700,545	375,125	452,035	623,635	12,079,815	-
Total of Affiliated Transactions	128,971,073	10,389,314	14,026,950	125,333,437	$1,301,185,615	$8,448,742

  The aggregate cost and value of these companies at March 31, 2014, was $1,256,405,514 and $1,301,185,615, respectively. Investments in affiliated companies represented 99.68% of the Fund's total net assets at March 31, 2014.

(b)  Non-income producing security.

(c)  At March 31, 2014, for federal income tax purposes, the cost of investments was $1,257,437,276 and net unrealized appreciation was $44,780,101 consisting of gross unrealized appreciation of $49,514,685 and gross unrealized depreciation of $4,734,584.

(d)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2013.

> Notes to Statement of Investments

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Affiliated Bond Funds	$1,171,819,512	$-	$-	$1,171,819,512
Total Affiliated Stock Funds	129,366,103	-	-	129,366,103
Total Short-Term Investments	1,031,762	-	-	1,031,762
Total Investments	$1,302,217,377	$-	$-	$1,302,217,377

There were no transfers of financial assets between levels during the period.

Columbia Acorn Emerging Markets FundSM

Major Portfolio Changes in the First Quarter

	Number of Shares
	12/31/13	3/31/14
Purchases
Asia
> Indonesia
Arwana Citramulia	57,233,000	66,827,700
Mayora Indah	1,889,000	2,039,100
MNC Skyvision	49,308,500	54,833,000
Surya Citra Media	20,432,079	21,295,479
Tower Bersama Infrastructure	8,986,109	9,323,409
> Taiwan
Advantech	729,169	967,169
Delta Electronics	0	848,000
Far EasTone Telecom	2,732,000	3,561,000
Ginko International	270,000	280,000
> China
AMVIG Holdings	8,370,000	13,122,000
Biostime	557,500	668,000
BitAuto - ADR	0	134,948
NewOcean Energy	0	5,774,000
Sihuan Pharmaceuticals	788,000	4,090,000
SouFun - ADR	38,215	70,809
WuXi PharmaTech - ADR	116,546	276,445
> India
Bosch	34,000	37,774
Colgate Palmolive India	183,768	220,390
Redington India	3,819,510	4,166,996
United Breweries	328,926	359,450
Zee Entertainment Enterprises	0	1,518,065
> Philippines
Melco Crown Philippines Resorts	34,866,900	43,342,000
Puregold Price Club	4,684,900	5,094,500
RFM Corporation	31,314,400	42,417,600
Robinsons Retail Holdings	3,319,330	3,491,580
Security Bank	1,860,468	2,435,328
> Hong Kong
Melco International	3,398,000	4,336,000
Sa Sa International	6,801,799	11,307,799
Vitasoy International	2,642,000	3,418,000
> Thailand
Home Product Center	19,830,683	24,525,383
Robinson's Department Store	3,788,300	4,672,400
Samui Airport Property Fund	7,888,100	10,055,200
> Singapore
Petra Foods	1,567,000	1,798,000
Super Group	2,112,000	2,701,000
> Korea
Koh Young Technology	0	259,889
Paradise	158,025	172,818
> Cambodia
Nagacorp	7,464,000	9,228,000
	Number of Shares
	12/31/13	3/31/14
> Japan
Kansai Paint	323,760	447,760
> Malaysia
Aeon	930,800	1,135,300
Europe
> Finland
Tikkurila	217,257	290,000
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	876,046	1,268,483
> Sweden
Hexagon	236,490	303,638
> Russia
Yandex	196,239	295,239
> United Kingdom
Cable and Wireless	7,303,837	8,957,839
> Turkey
Bizim Toptan	344,552	569,979
> Spain
Prosegur	468,656	840,828
Other Countries
> South Africa
Coronation Fund Managers	1,444,590	2,081,394
Massmart Holdings	417,276	446,313
Mr. Price	279,765	399,378
Rand Merchant Insurance	2,672,291	3,469,702
> United States
Atwood Oceanics	97,261	111,249
Textainer Group Holdings	161,393	215,040
> Canada
CAE	400,003	486,425
Latin America
> Brazil
Beadell Resources	7,058,587	9,580,580
Linx	200,000	255,000
Localiza Rent A Car	504,570	718,970
Odontoprev	969,400	1,275,100
> Mexico
Genomma Lab Internacional	1,979,300	2,050,000
Grupo Aeroportuario del Sureste - ADR	31,754	42,927
Qualitas	2,539,500	2,687,000
> Colombia
Isagen	2,900,000	3,344,904
> Chile
Forus	0	1,117,409

	Number of Shares
	12/31/13	3/31/14
Sales
Asia
> Taiwan
CTCI Corp	2,538,000	0
Flexium Interconnect	501,144	0
Radiant Opto-Electronics	525,000	0
St. Shine Optical	210,000	196,000
> China
58.com - ADR	66,229	0
> India
TTK Prestige	71,593	0
> Hong Kong
ASM Pacific	124,400	0
Europe
> Russia
QIWI - ADR	127,500	0
Moscow Exchange	2,986,454	0
> Italy
Pirelli	390,418	324,156
Latin America
> Chile
Empresas Hites	4,342,954	0

Columbia Acorn Emerging Markets FundSM

Statement of Investments, March 31, 2014

Number of Shares		Value
		Equities: 97.1%
Asia 58.6%
	> Indonesia 9.8%
54,833,000	MNC Skyvision	$11,571,588
	Largest Satellite Pay TV Operator in Indonesia
6,677,000	Matahari Department Store (a)	8,208,389
	Largest Department Store Chain in Indonesia
21,295,479	Surya Citra Media	6,023,456
	Free to Air TV Station in Indonesia
66,827,700	Arwana Citramulia	5,577,393
	Ceramic Tiles for Home Decoration
82,889,190	Ace Indonesia	5,493,713
	Home Improvement Retailer
2,039,100	Mayora Indah	5,420,106
	Consumer Branded Food Manufacturer
9,323,409	Tower Bersama Infrastructure (a)	4,943,187
	Communications Towers
1,591,929	Archipelago Resources (b)(c)(d)(e)	1,433,152
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
		48,670,984
	> Taiwan 8.6%
3,561,000	Far EasTone Telecom	7,537,911
	Taiwan's Third Largest Mobile Operator
967,169	Advantech	6,282,636
	Industrial PC & Components
3,529,631	Lite-On Technology	5,276,910
	Mobile Device, LED & PC Server Component Supplier
848,000	Delta Electronics	5,251,866
	Industrial Automation, Switching Power Supplies & Passive Components
653,000	PC Home	4,900,145
	Taiwanese Internet Retail Company
280,000	Ginko International	4,837,871
	Largest Contact Lens Maker in China
196,000	St. Shine Optical	4,381,081
	World's Leading Disposable Contact Lens OEM (Original Equipment Manufacturer)
1,797,990	Chroma Ate	4,294,776
	Automatic Test Systems, Testing & Measurement Instruments
		42,763,196
	> China 7.8%
276,445	WuXi PharmaTech - ADR (a)	10,189,763
	Largest Contract Research Organization Business in China
13,122,000	AMVIG Holdings	5,023,033
	Chinese Tobacco Packaging Material Supplier
4,090,000	Sihuan Pharmaceuticals	4,940,958
	Leading Chinese Generic Drug Manufacturer
70,809	SouFun - ADR	4,844,752
	Chinese Real Estate Internet Portal
Number of Shares		Value
134,948	BitAuto - ADR (a)	$4,836,536
	Auto Vertical Website
668,000	Biostime	4,589,761
	Pediatric Nutrition & Baby Care Products Provider
5,774,000	NewOcean Energy	4,481,593
	Southern China Liquefied Petroleum Gas Distributor
		38,906,396
	> India 7.0%
1,518,065	Zee Entertainment Enterprises	6,904,528
	India's Leading Programmer of Pay Television Content
37,774	Bosch	6,900,121
	Automotive Parts
1,808,593	Adani Ports & Special Economic Zone	5,688,377
	Indian West Coast Shipping Port
4,166,996	Redington India	5,509,474
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
220,390	Colgate Palmolive India	5,066,008
	Consumer Products in Oral Care
359,450	United Breweries	4,965,740
	India's Largest Brewer
		35,034,248
	> Philippines 6.8%
43,342,000	Melco Crown Philippines Resorts (a)	12,586,943
	Integrated Resort Operator in Manila
2,435,328	Security Bank	5,756,338
	Commercial Bank in the Philippines
42,417,600	RFM Corporation	5,518,203
	Flour, Bread, Pasta & Ice Cream Manufacturer/Distributor in the Philippines
3,491,580	Robinsons Retail Holdings (a)	5,294,306
	Multi-format Retailer in the Philippines
5,094,500	Puregold Price Club	5,004,822
	Supermarket Operator in the Philippines
		34,160,612
	> Hong Kong 5.7%
4,336,000	Melco International	14,578,303
	Macau Casino Operator
11,307,799	Sa Sa International	9,087,104
	Cosmetics Retailer
3,418,000	Vitasoy International	4,967,827
	Hong Kong Soy Food Brand
		28,633,234
	> Thailand 4.0%
4,672,400	Robinson's Department Store	7,619,067
	Department Store Operator in Thailand
24,525,383	Home Product Center	7,380,879
	Home Improvement Retailer
10,055,200	Samui Airport Property Fund	4,967,924
	Thai Airport Operator
		19,967,870

Number of Shares		Value
	> Singapore 2.6%
2,701,000	Super Group (b)	$7,485,347
	Instant Food & Beverages in Southeast Asia
1,798,000	Petra Foods	5,274,362
	Cocoa Processor & Chocolate Manufacturer
		12,759,709
	> Korea 2.1%
172,818	Paradise	5,282,945
	Korean 'Foreigner Only' Casino Operator
259,889	Koh Young Technology	5,238,342
	Inspection Systems for Printed Circuit Boards
		10,521,287
	> Cambodia 1.9%
9,228,000	Nagacorp	9,633,779
	Casino/Entertainment Complex in Cambodia
	> Japan 1.3%
447,760	Kansai Paint	6,374,585
	Paint Producer in Japan, India, China & Southeast Asia
	> Malaysia 1.0%
1,135,300	Aeon	4,999,423
	Shopping Center & Department Store Operator
Asia: Total		292,425,323
Europe 14.2%
	> Finland 3.4%
247,840	Vacon (b)	10,447,962
	Leading Independent Manufacturer of Variable Speed Alternating Current Drives
290,000	Tikkurila	6,831,764
	Decorative & Industrial Paint in Scandinavia & Central & Eastern Europe
		17,279,726
	> Kazakhstan 2.1%
1,268,483	Halyk Savings Bank of Kazakhstan - GDR	10,528,409
	Largest Retail Bank & Insurer in Kazakhstan
	> Sweden 2.1%
303,638	Hexagon	10,316,270
	Design, Measurement & Visualization Software & Equipment
	> Russia 1.8%
295,239	Yandex (a)	8,913,265
	Search Engine for Russian & Turkish Languages
	> United Kingdom 1.6%
8,957,839	Cable and Wireless	7,855,317
	Leading Telecoms Service Provider in the Caribbean
Number of Shares		Value
	> Turkey 1.1%
569,979	Bizim Toptan	$5,460,845
	Cash & Carry Stores in Turkey
	> Spain 1.1%
840,828	Prosegur	5,409,571
	Security Guards
	> Italy 1.0%
324,156	Pirelli	5,090,937
	Global Tire Supplier
Europe: Total		70,854,340
Other Countries 12.3%
	> South Africa 8.2%
2,081,394	Coronation Fund Managers	19,572,379
	South African Fund Manager
3,469,702	Rand Merchant Insurance	9,491,586
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
399,378	Mr. Price	5,971,323
	South African Retailer of Apparel, Household & Sporting Goods
446,313	Massmart Holdings	5,829,031
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
		40,864,319
	> United States 2.8%
215,040	Textainer Group Holdings	8,229,581
	Top International Container Leasor
111,249	Atwood Oceanics (a)	5,605,837
	Offshore Drilling Contractor
		13,835,418
	> Canada 1.3%
486,425	CAE	6,402,066
	Flight Simulator Equipment & Training Centers
Other Countries: Total		61,101,803
Latin America 12.0%
	> Brazil 5.2%
718,970	Localiza Rent A Car	10,437,581
	Car Rental
9,580,580	Beadell Resources (a)	5,369,537
	Gold Mining in Brazil
1,275,100	Odontoprev	5,119,507
	Dental Insurance
255,000	Linx	5,035,941
	Retail Management Software in Brazil
		25,962,566
	> Mexico 4.7%
2,687,000	Qualitas	7,310,501
	Leading Auto Insurer in Mexico & Central America
652,200	Gruma (a)	5,395,243
	Tortilla Producer & Distributor
2,050,000	Genomma Lab Internacional (a)	5,274,367
	Develops, Markets & Distributes Consumer Products

Columbia Acorn Emerging Markets FundSM

Statement of Investments, continued

Number of Shares		Value
	> Mexico—continued
42,927	Grupo Aeroportuario del Sureste - ADR	$5,264,567
	Mexican Airport Operator
		23,244,678
	> Colombia 1.1%
3,344,904	Isagen	5,478,889
	Leading Colombian Electricity Provider
	> Chile 1.0%
1,117,409	Forus	4,992,095
	Multi-brand Latin American Wholesaler & Retailer
Latin America: Total		59,678,228
Total Equities: 97.1% (Cost: $451,478,314)		484,059,694	(f)
Short-Term Investments 3.0%
15,128,245	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	15,128,245
Total Short-Term Investments: 3.0% (Cost: $15,128,245)		15,128,245
Number of Shares		Value
Securities Lending Collateral 0.1%
381,970	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	$381,970
Total Securities Lending Collateral: 0.1% (Cost: $381,970)		381,970
Total Investments: 100.2% (Cost: $466,988,529) (h)		499,569,909 (i)
Obligation to Return Collateral for Securities Loaned: (0.1)%		(381,970)
Cash and Other Assets Less Liabilities: (0.1)%		(441,677)
Net Assets: 100.0%		$498,746,262

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2014. The total market value of securities on loan at March 31, 2014 was $361,767.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At March 31, 2014, the market value of this security amounted to $1,433,152, which represented 0.29% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Archipelago Resources	8/19/11-9/26/13	1,591,929	$1,316,810	$1,433,152

(d)  Illiquid security.

(e)  The Fund also received put options through a transaction related to a proposed company restructuring of Archipelago Resources. Additional information on the put options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date	Value
Option (1)	1,591,929	GBP	0.58	August 13, 2014	$106,159

  GBP - British Pound

(1)  Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) August 13, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After August 13, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement. These put options are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees.

> Notes to Statement of Investments

(f)  On March 31, 2014, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
United States Dollar	$58,412,710	11.7
Hong Kong Dollar	57,302,358	11.5
Indonesian Rupiah	47,237,833	9.5
Taiwan Dollar	42,763,197	8.6
South African Rand	40,864,319	8.2
Indian Rupee	35,034,248	7.0
Philippine Peso	34,160,612	6.8
Euro	27,780,233	5.6
Other currencies less than 5% of total net assets	140,504,184	28.2
Total Equities	$484,059,694	97.1

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At March 31, 2014, for federal income tax purposes, the cost of investments was $466,988,529 and net unrealized appreciation was $32,581,380 consisting of gross unrealized appreciation of $48,440,682 and gross unrealized depreciation of $15,859,302.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2013.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 - quoted prices in active markets for identical securities

  •  Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

Columbia Acorn Emerging Markets FundSM

Statement of Investments, continued

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of March 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$19,871,051	$271,121,120	$1,433,152	$292,425,323
Europe	8,913,265	61,941,075	-	70,854,340
Other Countries	20,237,484	40,864,319	-	61,101,803
Latin America	54,308,691	5,369,537	-	59,678,228
Total Equities	103,330,491	379,296,051	1,433,152	484,059,694
Total Short-Term Investments	15,128,245	-	-	15,128,245
Total Securities Lending Collateral	381,970	-	-	381,970
Total Investments	$118,840,706	$379,296,051	$1,433,152	$499,569,909
Unrealized Appreciation on Options	-	-	106,159	106,159
Total	$118,840,706	$379,296,051	$1,539,311	$499,676,068

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn Emerging Markets FundSM

Portfolio Diversification

At March 31, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Consumer Goods & Services
Retail	$80,241,142	16.1
Food & Beverage	43,616,590	8.7
Casinos & Gaming	42,081,970	8.4
Consumer Goods Distribution	10,575,482	2.1
Travel	10,437,581	2.1
Nondurables	5,274,367	1.1
Other Durable Goods	5,090,936	1.0
	197,318,068	39.5
> Information
Internet Related	18,594,554	3.7
Computer Hardware & Related Equipment	16,811,412	3.4
Business Software	15,352,211	3.1
Mobile Communications	12,481,098	2.5
Satellite Broadcasting & Services	11,571,588	2.3
Instrumentation	9,533,119	1.9
Telephone & Data Services	7,855,317	1.6
Entertainment Programming	6,904,528	1.4
TV Broadcasting	6,023,456	1.2
	105,127,283	21.1
> Finance
Insurance	21,921,593	4.4
Brokerage & Money Management	19,572,379	3.9
Banks	16,284,747	3.3
Finance Companies	8,229,581	1.6
	66,008,300	13.2
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	23,806,776	4.8
Other Industrial Services	12,090,443	2.4
Electrical Components	10,447,962	2.1
Machinery	6,900,121	1.4
Outsourcing Services	5,409,571	1.1
	58,654,873	11.8
	Value	Percentage of Net Assets
> Health Care
Pharmaceuticals	$15,130,721	3.1
Medical Supplies	9,218,952	1.8
	24,349,673	4.9
> Energy & Minerals
Mining	6,802,688	1.4
Oil Services	5,605,837	1.1
Oil Refining, Marketing & Distribution	4,481,593	0.9
	16,890,118	3.4
> Other Industries
Transportation	10,232,490	2.1
Regulated Utilities	5,478,889	1.1
	15,711,379	3.2
Total Equities:	484,059,694	97.1
Short-Term Investments:	15,128,245	3.0
Securities Lending Collateral:	381,970	0.1
Total Investments:	499,569,909	100.2
Obligation to Return Collateral for Securities Loaned:	(381,970)	(0.1)
Cash and Other Assets Less Liabilities:	(441,677)	(0.1)
Net Assets:	$498,746,262	100.0

Columbia Acorn European FundSM

Major Portfolio Changes in the First Quarter

	Number of Shares
	12/31/13	3/31/14
Purchases
Europe
> United Kingdom
Abcam	45,700	110,450
Aggreko	9,900	19,060
Assura	891,300	1,809,310
AVEVA	6,700	15,870
Babcock International	12,100	35,030
Cable and Wireless	332,300	569,003
Charles Taylor	65,540	195,540
Croda	6,700	12,230
Dialight	0	33,000
Domino's Pizza UK & Ireland	37,900	50,140
Elementis	62,300	104,990
Fidessa Group	7,300	12,070
Halford's	33,000	65,820
Jardine Lloyd Thompson Group	36,700	78,940
Rightmove	6,200	11,380
RPS Group	50,700	87,630
Shaftesbury	31,700	64,730
Smiths News	84,100	178,590
Spirax Sarco	12,900	24,770
Telecity	35,000	68,350
WH Smith	24,900	39,380
Whitbread	4,900	6,965
> France
1000 mercis	4,600	8,780
AKKA Technologies	8,200	14,380
Bonduelle	10,000	17,330
Cegedim	9,400	13,340
Hi-Media	100,500	155,350
Neopost	7,700	17,230
Norbert Dentressangle	3,000	4,050
Saft	8,900	13,730
> Germany
Aurelius	13,200	26,000
Elringklinger	6,100	13,430
MTU Aero Engines	0	5,500
NORMA Group	9,600	17,730
Rational	770	1,470
TAG Immobilien	21,700	40,480
Telefonica Deutschland	0	60,230
Wirecard	8,700	14,130
> Netherlands
Aalberts Industries	14,300	25,230
Arcadis	9,800	16,970
Core Labs	1,400	2,520
Gemalto	5,900	9,110
TKH Group	8,200	15,220
	Number of Shares
	12/31/13	3/31/14
> Sweden
Hexagon	10,070	24,100
Mekonomen	0	19,560
Sweco	22,400	39,560
Swedish Match	0	28,110
Unibet	6,400	12,450
> Switzerland
Geberit	1,500	3,120
INFICON	750	1,340
Partners Group	2,000	3,620
> Finland
Konecranes	8,800	14,130
Munksjo	0	83,680
Tikkurila	11,131	24,981
Vacon	13,400	28,980
> Spain
Bolsas y Mercados Españoles	4,500	10,500
DIA	40,100	120,310
Prosegur	27,703	87,060
Viscofan	5,700	14,560
> Norway
Atea	25,440	46,970
Orkla	42,600	80,730
Subsea 7	18,600	41,610
> Denmark
Jyske Bank	5,000	9,200
SimCorp	7,600	13,310
> Turkey
Bizim Toptan	22,900	54,270
> Belgium
EVS Broadcast Equipment	4,500	7,900
> Italy
Pirelli	17,300	29,040
> Russia
Yandex	10,500	14,500

	Number of Shares
	12/31/13	3/31/14
Sales
Europe
> United Kingdom
Ocado	84,300	55,180
> France
Eurofins Scientific	2,700	2,560
> Germany
Bertrandt	2,900	0
> Russia
Moscow Exchange	190,000	0
QIWI - ADR	8,500	0

Columbia Acorn European FundSM

Statement of Investments, March 31, 2014

Number of Shares		Value
		Equities: 94.4%
Europe 93.9%
	> United Kingdom 30.5%
78,940	Jardine Lloyd Thompson Group	$1,400,275
	International Business Insurance Broker
1,809,310	Assura	1,289,507
	UK Primary Health Care Property Developer
24,770	Spirax Sarco	1,193,434
	Steam Systems for Manufacturing & Process Industries
195,540	Charles Taylor	847,586
	Insurance Services
68,350	Telecity	795,369
	European Data Center Provider
39,380	WH Smith	789,798
	Newsprint, Books & General Stationery Retailer
35,030	Babcock International	786,652
	Public Sector Outsourcer
110,450	Abcam	716,292
	Online Sales of Antibodies
64,730	Shaftesbury	710,078
	London Prime Retail REIT
15,870	AVEVA	554,024
	Engineering Software
12,230	Croda	519,110
	Oleochemicals & Industrial Chemicals
12,070	Fidessa Group	510,508
	Software for Financial Trading Systems
65,820	Halford's	506,741
	The UK's Leading Retailer of Leisure Goods & Auto Parts
104,990	Elementis	501,473
	Specialty Chemicals
11,380	Rightmove	500,486
	Internet Real Estate Listings
33,000	Dialight	499,270
	LED Products for Hazardous & Industrial Environments
569,003	Cable and Wireless	498,971
	Leading Telecoms Service Provider in the Caribbean
6,965	Whitbread	483,279
	The UK's Leading Hotelier & Coffee Shop
19,060	Aggreko	476,956
	Temporary Power & Temperature Control Services
50,140	Domino's Pizza UK & Ireland	461,004
	Pizza Delivery in UK, Ireland & Germany
87,630	RPS Group	456,685
	Consultant Specializing in Energy, Water, Urban Planning, Health & Safety
178,590	Smiths News	451,815
	Newspaper & Magazine Distributor
55,180	Ocado (a)	423,721
	Leading Online Grocery Retailer
		15,373,034
Number of Shares		Value
	> France 11.7%
17,230	Neopost	$1,360,599
	Postage Meter Machines
2,560	Eurofins Scientific	766,194
	Food, Pharmaceuticals & Materials Screening & Testing
4,050	Norbert Dentressangle	663,400
	Leading European Logistics & Transport Group
8,780	1000 mercis	596,079
	Interactive Advertising & Marketing
14,380	AKKA Technologies	515,868
	Engineering Consultancy
17,330	Bonduelle	512,828
	Producer of Canned, Deep-Frozen & Fresh Vegetables
13,340	Cegedim (a)	510,904
	Medical Market Research/IT Services
155,350	Hi-Media (a)	498,662
	Online Advertiser in Europe
13,730	Saft	479,877
	Niche Battery Manufacturer
		5,904,411
	> Germany 10.0%
26,000	Aurelius	988,960
	European Turnaround Investor
17,730	NORMA Group	939,536
	Clamps for Automotive & Industrial Applications
14,130	Wirecard	586,322
	Online Payment Processing & Risk Management
13,430	Elringklinger	529,337
	Automobile Components
1,470	Rational	523,500
	Commercial Ovens
5,500	MTU Aero Engines	511,149
	Airplane Engine Components & Services
40,480	TAG Immobilien	501,905
	Owner of Residential Properties in Germany
60,230	Telefonica Deutschland	480,098
	Mobile & Fixed-line Communications in Germany
		5,060,807
	> Netherlands 7.2%
9,110	Gemalto	1,061,010
	Digital Security Solutions
25,230	Aalberts Industries	879,380
	Flow Control & Heat Treatment
16,970	Arcadis	652,617
	Engineering Consultants
15,220	TKH Group	531,534
	Dutch Industrial Conglomerate
2,520	Core Labs	500,069
	Oil & Gas Reservoir Consulting
		3,624,610

Number of Shares		Value
	> Sweden 7.1%
28,110	Swedish Match	$918,571
	Market Leader in Swedish Snus
24,100	Hexagon	818,811
	Design, Measurement & Visualization Software & Equipment
39,560	Sweco	661,646
	Engineering Consultants
12,450	Unibet	625,164
	European Online Gaming Operator
19,560	Mekonomen	539,446
	Leading Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service
		3,563,638
	> Switzerland 6.0%
3,120	Geberit	1,021,707
	Plumbing Supplies
3,620	Partners Group	1,017,146
	Private Markets Asset Management
1,340	INFICON	496,409
	Gas Detection Instruments
120	Sika	490,832
	Chemicals for Construction & Industrial Applications
		3,026,094
	> Finland 5.9%
28,980	Vacon	1,221,683
	Leading Independent Manufacturer of Variable Speed Alternating Current Drives
83,680	Munksjo (a)	698,607
	Specialty Paper Maker
24,981	Tikkurila	588,498
	Decorative & Industrial Paint in Scandinavia & Central & Eastern Europe
14,130	Konecranes (b)	450,253
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
		2,959,041
	> Spain 5.7%
120,310	DIA	1,099,221
	Leading Hard Discounter in Spain, Latin America & the Eastern Mediterranean
14,560	Viscofan	761,524
	Sausage Casings Maker
87,060	Prosegur	560,111
	Security Guards
10,500	Bolsas y Mercados Españoles	427,233
	Spanish Stock Markets
		2,848,089
Number of Shares		Value
	> Norway 3.9%
41,610	Subsea 7	$773,438
	Offshore Subsea Contractor
80,730	Orkla	688,277
	Food & Brands, Aluminum, Chemicals Conglomerate
46,970	Atea	515,762
	Nordic IT Hardware/Software Reseller & Installation Company
		1,977,477
	> Denmark 2.1%
13,310	SimCorp	540,323
	Software for Investment Managers
9,200	Jyske Bank (a)	505,551
	Danish Bank
		1,045,874
	> Turkey 1.0%
54,270	Bizim Toptan	519,949
	Cash & Carry Stores in Turkey
	> Belgium 1.0%
7,900	EVS Broadcast Equipment	511,848
	Digital Live Mobile Production Software & Systems
	> Italy 0.9%
29,040	Pirelli	456,079
	Global Tire Supplier
	> Russia 0.9%
14,500	Yandex (a)	437,755
	Search Engine for Russian & Turkish Languages
Europe: Total		47,308,706
Other Countries 0.5%
	> United States 0.5%
5,277	Gulfmark Offshore	237,148
	Operator of Offshore Supply Vessels
Other Countries: Total		237,148
Total Equities: 94.4% (Cost: $43,424,157)		47,545,854	(c)
Short-Term Investments 4.9%
2,492,228	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	2,492,228
Total Short-Term Investments: 4.9% (Cost: $2,492,228)		2,492,228

Columbia Acorn European FundSM

Statement of Investments, continued

Number of Shares		Value
Securities Lending Collateral 0.6%
280,540	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (d)	$280,540
Total Securities Lending Collateral: 0.6% (Cost: $280,540)		280,540
Total Investments: 99.9% (Cost: $46,196,925)(e)		50,318,622	(f)
Obligation to Return Collateral for Securities Loaned: (0.6)%		(280,540)
Cash and Other Assets Less Liabilities: 0.7%		328,661
Net Assets: 100.0%		$50,366,743

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2014. The total market value of securities on loan at March 31, 2014 was $264,594.

(c)  On March 31, 2014, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$20,864,815	41.4
British Pound	15,373,034	30.5
Swedish Krona	3,563,638	7.1
Swiss Franc	3,026,094	6.0
Other currencies less than 5% of total net assets	4,718,273	9.4
Total Equities	$47,545,854	94.4

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At March 31, 2014, for federal income tax purposes, the cost of investments was $46,196,925 and net unrealized appreciation was $4,121,697 consisting of gross unrealized appreciation of $4,835,371 and gross unrealized depreciation of $713,674.

(f)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2013.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 - quoted prices in active markets for identical securities

  •  Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 - prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical

> Notes to Statement of Investments

Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$937,824	$46,370,882	$-	$47,308,706
Other Countries	237,148	-	-	237,148
Total Equities	1,174,972	46,370,882	-	47,545,854
Total Short-Term Investments	2,492,228	-	-	2,492,228
Total Securities Lending Collateral	280,540	-	-	280,540
Total Investments	$3,947,740	$46,370,882	$-	$50,318,622

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

Columbia Acorn European FundSM

Portfolio Diversification

At March 31, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Machinery	$4,963,731	9.9
Other Industrial Services	3,525,246	7.0
Industrial Materials & Specialty Chemicals	3,327,857	6.6
Conglomerates	3,088,151	6.1
Electrical Components	2,200,830	4.4
Outsourcing Services	1,862,631	3.7
Construction	1,021,707	2.0
	19,990,153	39.7
> Information
Business Software	2,423,665	4.8
Computer Services	1,822,035	3.6
Computer Hardware & Related Equipment	1,572,857	3.1
Telephone & Data Services	979,069	1.9
Internet Related	938,241	1.9
Business Information & Marketing Services	596,079	1.2
Financial Processors	586,322	1.2
Advertising	498,662	1.0
	9,416,930	18.7
> Consumer Goods & Services
Retail	3,878,878	7.7
Food & Beverage	2,192,922	4.4
Restaurants	944,283	1.9
Casinos & Gaming	625,164	1.2
Other Durable Goods	456,079	0.9
Consumer Goods Distribution	451,815	0.9
	8,549,141	17.0
> Finance
Insurance	2,247,862	4.5
Brokerage & Money Management	1,017,146	2.0
Banks	505,551	1.0
Specialized Finance	427,233	0.8
	4,197,792	8.3
> Other Industries
Real Estate	2,501,491	5.0
Transportation	663,400	1.3
	3,164,891	6.3
> Energy & Minerals
Oil Services	1,010,586	2.0
Mining	500,069	1.0
	1,510,655	3.0
	Value	Percentage of Net Assets
> Health Care
Medical Supplies	$716,292	1.4
	716,292	1.4
Total Equities:	47,545,854	94.4
Short-Term Investments:	2,492,228	4.9
Securities Lending Collateral:	280,540	0.6
Total Investments:	50,318,622	99.9
Obligation to Return Collateral for Securities Loaned:	(280,540)	(0.6)
Cash and Other Assets Less Liabilities:	328,661	0.7
Net Assets:	$50,366,743	100.0

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Columbia Acorn Family of Funds Expense Information

as of 3/31/14

Columbia Acorn® Fund	Class A	Class B*	Class C	Class I	Class R	Class R4	Class R5	Class Y	Class Z
Management Fees	0.64%	0.64%	0.64%	0.64%		0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.18%	0.33%	0.13%	0.05%		0.15%	0.11%	0.06%	0.14%
Net Expense Ratio	1.07%	1.72%	1.77%	0.69%		0.79%	0.75%	0.70%	0.78%
Columbia Acorn International®
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.20%	0.45%	0.20%	0.08%	0.36%	0.27%	0.14%	0.09%	0.16%
Net Expense Ratio	1.21%	1.96%	1.96%	0.84%	1.62%	1.03%	0.90%	0.85%	0.92%
Columbia Acorn USA®
Management Fees	0.86%	0.86%	0.86%	0.86%		0.86%	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.21%	0.58%	0.13%	0.03%		0.19%	0.13%	0.04%	0.21%
Net Expense Ratio	1.32%	2.19%	1.99%	0.89%		1.05%	0.99%	0.90%	1.07%
Columbia Acorn International SelectSM
Management Fees	0.94%	0.94%	0.94%	0.94%		0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.28%	0.41%	0.30%	0.17%		0.30%	0.21%	0.16%	0.24%
Net Expense Ratio	1.47%	2.10%	2.24%	1.11%		1.24%	1.15%	1.10%	1.18%
Columbia Acorn SelectSM
Management Fees	0.84%	0.84%	0.84%	0.84%		0.84%	0.84%	0.84%	0.84%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.23%	0.50%	0.20%	0.10%		0.25%	0.16%	0.11%	0.22%
Net Expense Ratio	1.32%	2.09%	2.04%	0.94%		1.09%	1.00%	0.95%	1.06%
Columbia Thermostat FundSM
Management Fees	0.10%	0.10%	0.10%			0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%			0.00%	0.00%	0.00%	0.00%
Other Expenses	0.15%	0.15%	0.15%			0.15%	0.13%	0.08%	0.15%
Net Expense Ratio**	0.50%	1.00%	1.25%			0.25%	0.23%	0.18%	0.25%
Columbia Acorn Emerging Markets FundSM
Management Fees	1.06%		1.06%	1.06%		1.06%	1.06%	1.06%	1.06%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.26%		0.26%	0.14%		0.21%	0.20%	0.18%	0.28%
Net Expense Ratio	1.57%		2.32%	1.20%		1.27%	1.26%	1.24%	1.34%
Columbia Acorn European FundSM
Management Fees	1.19%		1.19%	1.19%			1.19%		1.19%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%			0.00%		0.00%
Other Expenses	0.31%		0.31%	0.27%			0.32%		0.30%
Net Expense Ratio	1.75%		2.50%	1.46%			1.51%		1.49%

    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the three months ended March 31, 2014. The fees and expenses of Columbia Acorn International Select and Columbia Acorn Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to reimburse each Fund for the ordinary operating expenses (exclusive of transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed annually each class' average daily net assets as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.31%	1.45%	1.36%	1.31%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.23%	1.35%	1.28%	1.23%	1.35%

    These arrangements may be modified or terminated by either the Funds or CWAM on 30 days notice.

    The fees and expenses of Columbia Thermostat Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of the Fund so that the ordinary operating expenses (exclusive of transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in underlying portfolio funds), do not exceed annually the rates of 0.50%, 1.00%, 1.25%, 0.25%, 0.23%, 0.18% and 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z shares, respectively, through April 30, 2014. There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of each Fund so that the ordinary operating expenses (exclusive of transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), of each Fund's Class A, Class C, Class I, Class R4 (if offered), Class R5, Class Y (if offered) and Class Z shares through April 30, 2014, do not exceed annually each class' average daily net assets as follows:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.54%	1.60%	1.59%	1.54%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.46%	—%	1.51%	—%	1.50%

    There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn International include the effect of the voluntary undertaking by CWAM and its affiliates to waive a portion of total annual Fund operating expenses incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively.

  *  The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

  **  Does not include estimated fees and expenses of 0.53% incurred by the Fund from the underlying portfolio funds in which it invests.

Columbia Acorn Family of Funds

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

John C. Heaton

Charles P. McQuaid

David J. Rudis

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid*

President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

P. Zachary Egan*

Vice President

Fritz Kaegi

Vice President

John M. Kunka

Assistant Treasurer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Assistant Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Family of Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

*Effective March 31, 2014, Mr. McQuaid stepped down from his role as President of Columbia Acorn Trust but will remain a Vice President of the Trust. Effective April 1, 2014, Mr. Egan became President of the Trust.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

First Quarter Report, March 31, 2014

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

QTR110_12_D01_(05/14) 925987

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

First Quarter Report, March 31, 2014

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

QTR110_12_D01_(05/14) 925987

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

First Quarter Report, March 31, 2014

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

QTR110_12_D01_(05/14) 925987